AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 8, 2004

                                             1933 ACT REGISTRATION NO. 33-76004*
                                             1940 ACT REGISTRATION NO. 811-04536
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM S-6

                       POST-EFFECTIVE AMENDMENT NO. 17 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                               ------------------

        VARIABLE LIFE ACCOUNT B OF ING LIFE INSURANCE AND ANNUITY COMPANY

                               ------------------

                     ING LIFE INSURANCE AND ANNUITY COMPANY
                     151 FARMINGTON AVENUE, TS31, HARTFORD,
                                CONNECTICUT 06156
                          DEPOSITOR'S TELEPHONE NUMBER,
                       INCLUDING AREA CODE: (860) 723-2229

                               ------------------

       J. NEIL MCMURDIE, COUNSEL         CC: JEFFERY R. BERRY, CHIEF COUNSEL          CC: LAWRENCE A. SAMPLATSKY,
          ING LIFE INSURANCE AND                ING AMERICAS ESQUIRE                              ESQUIRE
             ANNUITY COMPANY                     (U.S. LEGAL SERVICES)                 THE LINCOLN NATIONAL LIFE
         151 FARMINGTON AVENUE                 151 FARMINGTON AVENUE                        INSURANCE COMPANY
    TS31, HARTFORD, CONNECTICUT 06L56             HARTFORD, CT 06156                      350 CHURCH STREET-MLW1
      (NAME AND COMPLETE ADDRESS OF                                                      HARTFORD, CT 06103-1106
           AGENT FOR SERVICE)

                               ------------------

            APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Continuous. INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (Title of Securities Being Registered)

                               ------------------

   An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24f-2 for Registrant for the fiscal year ending December 31, 2003 was filed March 29, 2004.

                               ------------------

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 2004 pursuant to paragraph (b) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

*Pursuant to Rule 429(a) under the Securities Act of 1933, the Registrant has included a combined prospectus under this Registration Statement which includes all the information which would currently be required in a prospectus relating to the securities covered by Registration Statement No. 33-02339.

================================================================================

                             VARIABLE LIFE ACCOUNT B
                                       OF
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                              CROSS REFERENCE SHEET


 FORM N-8B-2
 -----------
   ITEM NO.      PART I PROSPECTUS
   --------      -----------------


1                 Cover Page; The Company; The Separate Account and the General
                  Account

2                 Cover Page; The Company; The Separate Account and the General
                  Account

3                 Not Applicable

4 Cover Page; The Company; Additional Information--Distribution of the Policies

5                 The Company; The Separate Account and the General Account

6                 The Company; The Separate Account and the General Account

7                 Not Applicable

8                 Financial Statements

9                 Legal Matters and Proceedings

10                Policy Summary; Charges and Deductions Accumulation Unit;
                  Policy Values; Right to Instruct Voting of Fund Shares; Policy Lapse; Reinstatement of a Lapsed Policy; Cash Surrender Value; Maturity Value; Death Benefit; Settlement Options; Policy Loans; Right to Examine the Policy; Additional Information; Miscellaneous Provisions

11                Policy Summary; The Fixed Accounts; The Funds

12                Not Applicable

13                Policy Summary; Charges and Deductions

14                Premium Payments; Policy Values; Accumulation Unit;
                  Miscellaneous Policy Provisions

15                Policy Summary; The Funds; Premium Payments; Policy Values;
                  Accumulation Unit

16                Policy Summary; The Funds; Premium Payments; Policy Values

17                Cash Surrender Value; Surrender Charges; Policy Loans

18                Premiums; The Separate Account; The Fixed Account; The Funds;
                  Tax Matters

19 Reports to Policy Owners; Right to Instruct Voting of Fund Shares; Additional Information--Records and Accounts

FORM N-8B-2
-----------
 ITEM NO.         PART I  PROSPECTUS
 -------          ------------------


20                Not Applicable

21                Policy Loans

22                Not Applicable

23                Directors and Officers of the Company

24                Miscellaneous Policy Provisions

25                The Company

26                Policy Summary; Charges and Deductions

27                The Company

28                The Company; Directors and Officers of the Company

29                The Company

30                Not Applicable

31                Not Applicable

32                Not Applicable

33                Not Applicable

34                Not Applicable

35                The Company; Additional Information

36                Not Applicable

37                Not Applicable

38                Additional Information

39                The Company

40                Policy Summary; Charges and Deductions

41                The Company

42                The Company; Directors and Officers of the Company

43                Not Applicable

44                Policy Values--Accumulation Unit; Financial Statements

45                Not Applicable

46 Appendix A--Illustrations of Death Benefit; Total Account Values and Cash Surrender Values for AetnaVest Policies; Appendix B--Illustrations of Death Benefits; Total Account Values and Cash Surrender Values for AetnaVest II Policies


47                Policy Summary; Policy Values

FORM N-8B-2
-----------
  ITEM NO.         PART I PROSPECTUS
  --------         -----------------


48                Not Applicable

49                Not Applicable

50                Not Applicable

51                Not Applicable

52                The Separate Account; The Fixed Account; The Funds

53                Tax Matters

54                Not Applicable

55                Not Applicable

56                Not Applicable

57                Not Applicable

58                Not Applicable

59                Financial Statements

                                                                      AETNAVEST & AETNAVEST II




ING Life Insurance and
Annuity Company                 Administrative Office:
Home Office:                    Personal Service Center, MVLI          VARIABLE LIFE ACCOUNT B
151 Farmington Avenue           350 Church Street
Hartford, Connecticut 06156     Hartford, CT 06103-1106                       PROSPECTUS
Telephone: 1-(866)-723-4646     Telephone: (800) 334-7586                 DATED: MAY 1, 2004
--------------------------------------------------------------------------------------------


                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
--------------------------------------------------------------------------------

This prospectus describes AetnaVest and AetnaVest II, two flexible premium variable life insurance contracts (the "Policy" or "Policies"), offered by ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) (the "Company", "we", "us", "our").


In October 1998, the Company and life insurance affiliates of Lincoln Financial Group entered into a transaction whereby nearly all of the Company's variable life insurance business was reinsured by the Lincoln affiliates.


The Policies feature: - flexible premium payments;
                      - a choice of one of two death benefit options; and
                      - a choice of underlying investment options.

You may allocate net premiums to subaccounts which invest in the mutual funds listed below. Each Fund has its own investment objective. Not all Funds may be available under all Policies or in all jurisdictions. You should review each Fund's prospectus before making your decision.


o   ING VP Balanced Portfolio, Inc. (Class I Shares)                o   ING UBS U.S. Large Cap Equity Portfolio
o   ING VP Bond Portfolio (Class I Shares )                                (Initial Class)*
o   ING VP Growth and Income Portfolio (Class I Shares )            o   Fidelity(R) VIP Contrafund(R) Portfolio
o   ING VP Index Plus Large Cap Portfolio (Class I Shares )                (Initial Class)
o   ING VP Strategic Allocation Balanced Portfolio                  o   Fidelity(R) VIP Equity-Income Portfolio
        (Class I Shares)                                                   (Initial Class)
o   ING VP Strategic Allocation Growth Portfolio (Class I Shares)   o   Janus Aspen Series Balanced Portfolio
        (Initial Class)                                                    (Institutional Shares)
o   ING VP Strategic Allocation Income Portfolio (Class I Shares)   o   Janus Aspen Series Growth Portfolio
o   ING VP Money Market Portfolio (Class I Shares)                         (Institutional Shares)
o   ING JPMorgan Fleming International Portfolio                    o   Janus Aspen Series Mid Cap Growth Portfolio
        (Initial Class)                                                     (Institutional Shares)
o   ING MFS Capital Opportunities Portfolio (Initial Class)         o   Janus Aspen Series Worldwide Growth Portfolio
o   ING Salomon Brothers Aggressive Growth Portfolio                        (Institutional Shares)
        (Initial Class)                                             o   Oppenheimer Global Securities Fund/VA
o   ING T. Rowe Price Growth Equity Portfolio                       o   Oppenheimer Strategic Bond Fund/VA
        (Initial Class)



*Effective May 1, 2004 this Fund changed its name to the name listed above. See "The Funds" in this prospectus for greater detail.


Net premiums allocated to the Fixed Account earn fixed rates of interest. We determine the rates periodically, but we guarantee that they will never be less than 4.5% a year.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") CAN BE FOUND IN THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. YOU CAN GET COPIES OF THIS INFORMATION BY VISITING THE COMMISSION'S PUBLIC REFERENCE ROOM OR WRITING THE COMMISSION'S PUBLIC REFERENCE ROOM, 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549-6009 AND PAYING A DUPLICATING FEE. INFORMATION ON THE OPERATION OF THE COMMISSION'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-202-942-8090 OR 1-800-SEC-0330, E-MAILING PUBLICINFO@SEC.GOV OR WRITING TO THE ADDRESS ABOVE.

THE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. YOU SHOULD READ THE PROSPECTUS AND THE ATTACHED PROSPECTUS FOR ANY AVAILABLE FUND IF YOU ARE CONSIDERING BUYING A POLICY OR EXERCISING ELECTIONS UNDER POLICY. YOU SHOULD ALSO KEEP THEM FOR FUTURE REFERENCE. YOU CAN OBTAIN ANY FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI), WHICH PROVIDES MORE INFORMATION ABOUT A FUND, BY CALLING (800) 334-7586.

TABLE OF CONTENTS


Policy Summary .................................       3
   Replacements ................................       3
   Initial Choices to be Made ..................       3
   Level or Varying Death Benefit ..............       3
   Amount of Premium Payment ...................       4
   Selection of Funding Vehicles ...............       4
   Charges and Fees ............................       4
   Policy Loans ................................       6
   Factors to Consider Before Purchasing a Policy      6
The Company, the Separate Account and the
   General Account .............................       6
   The Company .................................       6
   The Separate Account ........................       7
   The General Account .........................       8

Death Benefit Options ..........................       8
Premiums .......................................       8
The Fixed Account ..............................       9
The Funds ......................................       9
Mixed and Shared Funding .......................      14
Premium Payments ...............................      14
Accumulation Unit ..............................      14
Policy Values ..................................      15
Transfers Among the Funding Options ............      16
Telephone Transfers ............................      16
Limits on Frequent or Disruptive Transfers......      17
Limits Imposed by the Funds.....................      18
Automated Transfers (Dollar Cost Averaging) ....      18
Maturity Value .................................      18
Cash Surrender Value ...........................      18
Charges and Deductions .........................      18
   Premium Charge ..............................      19
   Insurance and Administrative Charges ........      19
   Charges Assessed Against the Underlying Funds      20
   Surrender Charges ...........................      22
Policy Surrender ...............................      25
   Full Surrenders .............................      25
   Partial Surrenders...........................      25
Policy Lapse ...................................      26
Reinstatement of a Lapsed Policy ...............      26
Policy Loans ...................................      26
Policy Changes .................................      27
Right to Examine the Policy ....................      28
Exchanging Your Policy .........................      28
Payment of Death Benefit .......................      28
Policy Settlement ..............................      29
   Settlement Options ..........................      29
   Calculation of Settlement Payments on a
     Variable Basis ............................      31
Directors and Officers .........................      32
Reports to Policy Owners .......................      33
Right to Instruct Voting of Fund Shares ........      33
   Disregard of Voting Instructions ............      34
State Regulation ...............................      34
Trading -- Industry Developments ...............      34
Legal Matters and Proceedings ..................      34
Additional Information .........................      35
   The Registration Statement ..................      35
   Distribution of the Policies ................      35
   Records and Accounts ........................      35
   Independent Auditors ........................      36
Tax Matters.....................................      36
   Tax Status of the Company....................      36
   Tax Status of the Policy.....................      36
   Diversification and Investor Control
     Requirements...............................      37
   Tax Treatment of Policy Death Benefits.......      37
   Distributions Other than Death Benefits......      37
     Modified Endowment Contracts...............      37
     Policies That Are Not Modified Endowment
       Contracts................................      38
     Investment in the Policy...................      38
   Other Tax Matters............................      39
     Policy Loans...............................      39
     Continuation of a Policy...................      39
     Section 1035 Exchanges.....................      39
     Tax-exempt Policy Owners...................      39
     Tax Law Changes............................      39
     Policy Changes to Comply with the Law......      39
     Life Insurance Owned by Businesses.........      40
     Income Tax Withholding.....................      40
     Policy Transfers...........................      40
Miscellaneous Policy Provisions.................      40
   The Policy ..................................      40
   Payment of Benefits .........................      40
   Age and Sex .................................      40
   Incontestability ............................      41
   Suicide .....................................      41
   Anti-Money Laundering .......................      41
   Protection of Proceeds ......................      41
   Non-Participation ...........................      42
   Coverage Beyond Maturity ....................      42
Appendix A--AetnaVest: Illustrations of Death
   Benefit, Total Account Values and Cash
   Surrender Values.............................      43
Appendix B--AetnaVest II: Illustrations of Death
   Benefit, Total Account Values, and Cash
   Surrender Values.............................      49
Financial Statements of the Separate Account....     B-1
Financial Statements of the Company.............     C-1



   This prospectus does not constitute an offer in any jurisdiction where prohibited. No dealer, salesman or other person is authorized to give any information or make any representation in connection with this offering other than those contained in this prospectus, or other sales material authorized by the Company and if given or made, such other information or representations must not be relied upon.

   The purpose of the policy is to provide insurance protection. Life insurance is a long-term investment. Owners should consider their need for insurance coverage and the policy's long-term investment potential. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

POLICY SUMMARY

This section is an overview of key policy features for AetnaVest and AetnaVest
II. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy, under which flexible premium payments are permitted and the death benefit and policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:

   1) fixed basis;


   2) variable basis; or

   3) a combination of both fixed and variable basis.


Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select. Review this prospectus and the Funds prospectus to achieve a clear understanding of any Fund you are considering.


At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended ("Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy failing to meet federal tax law requirements.


REPLACEMENTS
It may not be advantageous to replace existing insurance or an annuity contract or supplement an existing flexible premium variable life insurance policy with this Policy. This prospectus and the prospectuses of the Funds should be read carefully to understand the Policy being offered.

INITIAL CHOICES TO BE MADE

The Policy owner (the "owner" or "you") is the person named in the Policy's specification page who has all of the Policy ownership rights. If no owner is named, the insured (the person whose life is insured under the Policy) will be the owner of the Policy. You, as the owner, have three important choices to make when the Policy is first purchased. You need to choose:


   1) either the level or varying death benefit option;


   2) the amount of premium you want to pay; and

   3) the amount of your net premium payment to be placed in each of the funding options you select. The net premium payment is the balance of your premium payment that remains after certain charges are deducted from it.


LEVEL OR VARYING DEATH BENEFIT
The death benefit is the amount the Company pays to the beneficiary(ies) when the insured dies. Before we pay the beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the death benefit. We calculate the death benefit payable, as of the date the Insured died.

If you choose the level death benefit option, the death benefit will be the greater of:

   1) the "specified amount" in effect for the Policy at the time of the insured's death (the initial specified amount may be found on the Policy's specification page); or


   2) the applicable percentage of the "total account value" (the total of the balances in the fixed account and the separate account minus any outstanding loan account amounts).

If you choose the varying death benefit option, the death benefit will be the greater of:


   1) the specified amount plus the total account value; or

   2) the applicable percentage of the total account value.


See "Death Benefit Options" for more details.

If you have borrowed against your Policy or surrendered a portion of your Policy, the loan account balance and any surrendered amount will reduce your initial death benefit.

You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A surrender charge is applied if the Policy is surrendered totally. Depending on the amount of premium you pay, there may be little, or no, cash value in your Policy to borrow or surrender in the early years.

AMOUNT OF PREMIUM PAYMENT
When you first buy your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described in "Premium Payments." If your Policy lapses because your monthly deduction is larger than the "cash surrender value" (total account value minus the surrender charge and the amount necessary to repay any loans) you may reinstate your Policy. See "Reinstatement of a Lapsed Policy."

You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against policy values for the cost of insurance increase as the insured gets older. See "Charges and Deductions."

When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the right-to-examine time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select. If you then decide you do not want your policy, you will receive a refund. See "Right to Examine the Policy."

SELECTION OF FUNDING VEHICLES
This prospectus focuses on the separate account investment information that makes up the variable part of the Policy. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the Funds you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those Funds lose value, so does your Policy. See "The Funds."

You must choose the sub-accounts in which you want to place each net premium payment. Each sub-account invests in shares of a certain Fund. A sub-account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance.

You may also choose to place your net premium payment or part of it into the fixed account. Net premium payments put into the fixed account become part of the Company's general account, do not share the investment experience of the separate account and have a guaranteed minimum interest rate of 4.5% per year. For additional information on the fixed account, see "The Fixed Account."

CHARGES AND FEES
We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, assuming certain risks under the Policy and for sales-related expenses we incur. We may profit from any of these charges, including the mortality and expense risk and cost of insurance charges, and may use the profit for any purpose, including covering shortfalls from other charges.

We deduct a premium charge from all of your premium payments. For AetnaVest, this is 2.50% (2.35% for California residents). For AetnaVest II, this is currently 3.5%, and will never exceed 6%.

Monthly deductions are made from the total account value for administrative expenses and the cost of insurance along with any supplemental riders or benefits that are placed on your Policy. For AetnaVest Policies, this administrative expense charge ranges from $0 to $5 per month. For AetnaVest II Policies, this charge is $20 during the first policy year and $5 during subsequent policy years.

Daily deductions are subtracted from the separate account for mortality and expense risk. The current charge for mortality and expense risk under the AetnaVest Policies varies:

     ING VP Strategic Allocation Balanced Portfolio, ING VP Strategic Allocation
     Growth Portfolio, ING VP Strategic Allocation Income Portfolio .......................    0.55%
     ING VP Balanced Portfolio, Inc., ING VP Growth and Income Portfolio ..................    0.65%
     For all other Funds available under AetnaVest Policies ...............................    0.70%

The current charge under AetnaVest II Policies is 0.70% per year of the average daily net assets of the separate account. We reserve the right to change this charge but it will never exceed 0.90% per year.

Currently, we deduct from Variable Life Account B (the separate account) a daily administrative charge for the administration and maintenance of the Policies. This charge is at an annual rate of 0.30% of the average daily net assets of the separate account. It will never exceed 0.30% for AetnaVest and 0.50% for AetnaVest II.

Each Fund has its own management fees and other expenses which are also deducted daily. Investment results for the Funds you choose will be affected by the fund management fees and other expenses. The table in "Charges and Deductions--Charges Assessed Against the Underlying Funds" shows you the fees and other expenses currently in effect for each Fund.

At any time, you may make transfers between funding options without charge. Within 45 days after each policy anniversary, you may also transfer to the separate account $500 or, if greater, 25% of the fixed account value. The Company may increase this limit in the future.

If you surrender your Policy, in full or in part, within the first 10 policy years, (15 years for AetnaVest II) a surrender charge will be deducted from the amount paid to you. The initial surrender charge is based on the specified amount and depends on the insured's age and, in most states, the sex of the insured. This surrender charge will remain the same for policy years 1-5. For policy years 6 through 10 (6 through 15 for AetnaVest II) this charge reduces on a monthly basis to zero.

For partial surrenders, the surrender charge is imposed in proportion to the total of the account value less full surrender charges. A charge of the lesser of $25 or 2% of the net surrender payment will be made against the total account value.

If you surrender your Policy within the first 10 years (15 years for AetnaVest
II) after an increase in the specified amount, a surrender charge will also be imposed which will be 70% of what the surrender charge would be on a new policy with that specified amount. This charge will also apply for the same time frame as stated previously. If the specified amount is decreased within the first 10 policy years (15 years for AetnaVest II), the surrender charge will remain the same. See "Charges and Deductions--Surrender Charges."

POLICY LOANS
If you decide to borrow against your Policy, interest will be charged to the loan account. Currently, the interest rate on loans accrues at an annual rate of 8%.

There are two types of policy loans: nonpreferred (those taken within the first ten policy years); and preferred (those taken in the eleventh policy year and beyond).

Annual interest will be credited on the loan account value at the same rate interest is charged, for preferred loans, and at 4.5% per year (6% in New York) for nonpreferred loans. See "Policy Loans."

FACTORS TO CONSIDER BEFORE PURCHASING A POLICY
The decision to purchase a Policy should be discussed with your agent/registered representative. Make sure you understand the funding vehicles your Policy provides, its other features and benefits, its risks and the fees and expenses you will incur. Consider the following matters, among others:


     1) Life Insurance Coverage - Life insurance is not a short-term investment and should be purchased only if you need life insurance coverage. You should evaluate your need for life insurance coverage before purchasing a Policy;

     2) Investment Risk - The value of the available variable funding options may fluctuate with the markets and interest rates. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy;

     3) Fees and Expenses - A Policy's fees and expenses reflect costs associated with its features and benefits. Before purchasing a Policy, compare the value that these various features and benefits have to you, given your particular circumstances, with the fees and expenses for those features and benefits;

     4) Exchanges - Replacing your existing life insurance policy(ies) with this Policy may not be beneficial to you. Before purchasing a Policy, determine whether your existing policy(ies) will be subject to fees or penalties upon surrender or cancellation. Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policies with those of this Policy; and

     5) Sales Compensation - We pay compensation to firms for sales of the Policy.

THE COMPANY, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT


THE COMPANY
ING Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). Prior to May 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. The Company is engaged in the business of issuing life insurance policies and variable annuity contracts.

The Company is registered as an investment adviser under the Investment Advisers Act of 1940 and, as such, is the investment adviser for ING Partners, Inc. In addition to serving as the depositor for the registrant, the

Company is also the depositor of Variable Life Account C and Variable Annuity Accounts B, C and G (separate accounts of the Company registered as unit investment trusts).

The Company's subsidiary, ING Financial Advisers, LLC, serves as the principal underwriter for the Policies and also acts as the principal underwriter for Variable Life Account B and Variable Annuity Accounts B, C and G of the Company and Variable Annuity Account I (a separate account of ING Insurance Company of America registered as a unit investment trust). ING Financial Advisers, LLC, a Delaware limited liability company, is registered as a broker-dealer with the Commission. ING Financial Advisers, LLC is also a member of the National Association of Securities Dealers, Inc. (NASD) and the Securities Investor Protection Corporation. ING Financial Adviser, LLC's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.


The Lincoln National Life Insurance Company and its affiliates ("Lincoln") perform certain administrative functions relating to the Policies, and maintain books and records necessary to operate and administer the Policies. Lincoln will process requests once they receive all letters, forms or other necessary documents completed to their satisfaction, and may require a signature guarantee or some other form of authenticity. The effective date of payments, forms and requests is usually determined by the day and time received; items received before 4:00 PM Eastern Time on any business day will usually be effective on that day, items received after that time will usually be effective the next business day.


Lincoln has assigned full-time staff devoted to the development of business continuity plans in conjunction with a national vendor. In addition, they have a site available in which to recover critical business functions in the event of a disaster, and will conduct tests of their capabilities and plans.

THE SEPARATE ACCOUNT
Variable Life Account B is the separate account that supports the variable options. If you allocate any of your total account value to the variable options, that value is invested in the separate account. The separate account purchases shares of the Funds to fund the benefits provided by the Policies. We describe the currently available Funds, their investment objectives, and their investment advisers in this prospectus. Each Fund also has a prospectus, which contains complete descriptions of the Fund's investment objectives, investment restrictions and other material information relating to an investment in the Fund. Any and all Fund distributions for Fund shares held by the separate account will be reinvested in additional Fund shares at net asset value.

We created Variable Life Account B in 1986 under Connecticut law. We hold the separate account assets to satisfy the claims of the policy owners to the extent that they have allocated amounts to the separate account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the separate account. The Company is responsible for meeting all obligations to owners under the Policies.

The separate account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of separate account under the federal securities laws. The registration of the separate account involves no approval or disapproval by the Commission of the separate account or the Company's management or investment practices or policies. The Company does not guarantee the separate account's investment performance.

THE GENERAL ACCOUNT
The general account is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. Both the fixed account value and the loan account value are held in the general account.

DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the two available death benefit options. The amount payable under either option will be determined as of the date of the Insured's death.

Option 1 generally provides a level death benefit. Under option 1, the death benefit will be the higher of the specified amount (a minimum of $100,000), or the applicable percentage of the total account value. The percentage is 250% through age 40 and decreases yearly to 100% at age 95.

Option 2 provides a varying death benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options selected. Under option 2, the death benefit will be the higher of either the specified amount plus the total account value; or the applicable percentage of the total account value.

Under both option 1 and option 2, the death benefit may be affected by partial surrenders. The death benefit for both options will be reduced by the amount necessary to repay any loans in full.

PREMIUMS

At the time you purchase a Policy, you also choose the amount of premium you will pay. You may vary premium payments to some extent and still keep your Policy in force. To understand how this works, there are three terms you should be familiar with. These are: basic premium, planned premiums, and additional premiums.

Basic premium is that premium which must be paid to assure that the Policy remains in force for at least 2 years after issue, assuming there have been no loans or surrenders. The basic premium is stated in the Policy. If basic premiums are not paid, or if there are surrenders or loans taken during the first two policy years, the Policy will lapse if the cash surrender value is less than the monthly deduction.

Your basic premiums are not current if your actual premiums paid, minus loans and minus partial surrenders, are less than the basic premium (expressed as a monthly amount) times the number of months the Policy has been in force.

After the first two policy years, as long as the Policy's cash surrender value is greater than the monthly deduction, your Policy will not lapse.

Planned premiums are those premiums you choose to pay on a scheduled basis. These are usually equal to or greater than the basic premium. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized monthly check payments may also be arranged.

Additional premiums are any premiums you pay in addition to planned premiums.

Payment of basic premiums, planned premiums or additional premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Conversely, failure to pay planned premiums or additional premiums will not necessarily cause your Policy to lapse. (See "Policy Lapse.")

You may increase your planned premium at any time by submitting a written notice to us or by paying additional premiums, except that:

   1) We may require evidence of insurability if the additional premium or the new planned premium during the current policy year would increase the difference between the death benefit and the total account value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in the underlying funding options;

   2) No premiums can be accepted if they would disqualify the Policy as a "life insurance policy" under federal tax laws. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. (See "Tax Matters"). If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law; and

   3) When there is an outstanding loan, all premiums paid in excess of the basic premium will be considered repayment of the loan account value (this is true in all states for AetnaVest Policies and in all states except Texas for AetnaVest II Policies).

Under limited circumstances, we may backdate a Policy, upon request, by assigning an issue date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular specified amount for lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the issue date and the date the initial premium is credited to the separate account. Backdating your Policy will not affect the date on which your premium payments are credited to the separate account and your policy is credited with "accumulation units." Your Policy cannot be credited with accumulation units until your net premium is actually deposited in the separate account. (See "Policy Values.")

THE FIXED ACCOUNT

You may allocate all or a part of your premiums to the fixed account, which will be credited with interest at a rate determined by us from time to time, but guaranteed to be at least 4.5% per year. The interest rate credited to each premium payment will depend on the date the payment is received at our Administrative Office.

Credited interest rates reflect the Company's return on the fixed account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

Interests in the fixed account have not been registered with the Commission in reliance upon exemptions under the Securities Act of 1933, as amended. However, disclosure in this prospectus regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this prospectus relating to the fixed account has not been reviewed by the Commission.

THE FUNDS

You may also allocate all or a portion of your premiums to the separate account and direct that they be invested in one or more of the subaccounts. Each subaccount invests in a specific Fund. Each of the Funds is an open-end, management investment company whose shares are available to fund the benefits provided by the Policy. Not all Funds may be available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and to compliance with regulatory requirements. Substitute funds may have different fees and charges than the Funds being replaced. We reserve the right to reject, without notice, any amounts allocated to a sub-account if the sub-account investment in the corresponding Fund is not accepted by the Fund for any reason.

The investment results of the Funds are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all Funds are diversified, as defined under the 1940 Act. Please refer to the Fund prospectuses for additional information. Fund prospectuses may be obtained free of charge, from our Administrative Office at the address and phone number listed on the cover of this Prospectus, by accessing the SEC's web site or by contacting the SEC Public Reference Room.

Certain Funds offered under the Policies have names, investment objectives and policies similar to other Funds managed by the Fund's investment adviser. The investment results of a Fund may be higher or lower than those of other Funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any Fund will be comparable to those of another Fund managed by the same investment adviser.

----------------------------------------- --------------------------- --------------------------------------------
FUND NAME                                 INVESTMENT ADVISER/         INVESTMENT OBJECTIVE
                                          SUBADVISER
----------------------------------------- --------------------------- --------------------------------------------

ING VP BALANCED PORTFOLIO, INC.           ING Investments, LLC        Seeks to maximize investment return,
(CLASS I SHARES)                                                      consistent with reasonable safety of
                                          Subadviser: Aeltus          principal, by investing in a diversified
                                          Investment Management,      portfolio of one or more of the following
                                          Inc.                        asset classes: stocks, bonds and cash
                                                                      equivalents, based on the judgment of the
                                                                      Portfolio's management, of which of those
                                                                      sectors or mix thereof offers the best
                                                                      investment prospects.
----------------------------------------- --------------------------- --------------------------------------------
ING VP BOND PORTFOLIO                     ING Investments, LLC        Seeks to maximize total return as is
(CLASS I SHARES)                                                      consistent with reasonable risk, through
                                          Subadviser: Aeltus          investment in a diversified portfolio
                                          Investment Management,      consisting of investment-grade
                                          Inc.                        corporate bonds, and debt securities
                                                                      issued or guaranteed by the U.S.
                                                                      Government, its agencies or
                                                                      instrumentalities.
----------------------------------------- --------------------------- --------------------------------------------
ING VARIABLE FUNDS - ING VP GROWTH        ING Investments, LLC        Seeks to maximize total return through
  AND INCOME PORTFOLIO                                                investments in a diversified portfolio
(CLASS I SHARES)                          Subadviser: Aeltus          of common stocks and securities convertible
                                          Investment Management,      to common stock.
                                          Inc.
----------------------------------------- --------------------------- --------------------------------------------
ING VARIABLE PORTFOLIOS, INC. - ING VP    ING Investments, LLC        Seeks to outperform the total return
  INDEX PLUS LARGE CAP PORTFOLIO                                      performance of the Standard & Poor's 500
(CLASS I SHARES)                          Subadviser: Aeltus          Composite Index (S&P 500), while
                                          Investment Management,      maintaining a market level of risk.
                                          Inc.
----------------------------------------- --------------------------- --------------------------------------------


----------------------------------------- --------------------------- --------------------------------------------
FUND NAME                                 INVESTMENT ADVISER/         INVESTMENT OBJECTIVE
                                          SUBADVISER
----------------------------------------- --------------------------- --------------------------------------------

ING VP MONEY MARKET PORTFOLIO             ING Investments, LLC        Seeks to provide high current return,
(CLASS I SHARES)                                                      consistent with preservation of capital
                                          Subadviser: Aeltus          and liquidity, through investment in
                                          Investment Management,      high-quality money market instruments.
                                          Inc.                        There is no guarantee that this
                                                                      sub-account will have a positive or level
                                                                      return.
----------------------------------------- --------------------------- --------------------------------------------
ING STRATEGIC ALLOCATION PORTFOLIOS,      ING Investments, LLC        Seeks to provide total return (i.e.,
  INC. - ING VP STRATEGIC ALLOCATION                                  income and capital appreciation, both
  BALANCED PORTFOLIO                      Subadviser: Aeltus          realized and unrealized). Managed for
(CLASS I SHARES)                          Investment Management,      investors seeking a balance between income
                                          Inc.                        and capital appreciation who generally
                                                                      have an investment horizon exceeding ten
                                                                      years and a moderate level of risk
                                                                      tolerance.
----------------------------------------- --------------------------- --------------------------------------------
ING STRATEGIC ALLOCATION PORTFOLIOS,      ING Investments, LLC        Seeks to provide capital appreciation.
  INC. - ING VP STRATEGIC ALLOCATION                                  Managed for investors seeking capital
  GROWTH  PORTFOLIO                       Subadviser: Aeltus          appreciation who generally have an
(CLASS I SHARES)                          Investment Management,      investment horizon exceeding 15 years and
                                          Inc.                        a high level of risk tolerance.
----------------------------------------- --------------------------- --------------------------------------------
ING STRATEGIC ALLOCATION PORTFOLIOS,      ING Investments, LLC        Seeks to provide total return consistent
  INC. - ING VP STRATEGIC ALLOCATION                                  with preservation of capital. Managed for
  INCOME  PORTFOLIO                       Subadviser: Aeltus          investors primarily seeking total return
(CLASS I SHARES)                          Investment Management,      consistent with capital preservation who
                                          Inc.                        generally have an investment horizon
                                                                      exceeding five years and a low level of
                                                                      risk tolerance.
----------------------------------------- --------------------------- --------------------------------------------
ING PARTNERS, INC. - ING JPMORGAN         ING Life Insurance and      Seeks long-term growth of capital. Invests
  FLEMING INTERNATIONAL PORTFOLIO         Annuity Company             primarily (at least 65% of total assets)
(INITIAL CLASS)                                                       in the equity securities of foreign
                                          Subadviser: JPMorgan        companies that the subadviser believes
                                          Fleming Asset Management    have high growth potential.
                                          (London) Ltd.

----------------------------------------- --------------------------- --------------------------------------------
ING PARTNERS, INC. - ING MFS CAPITAL      ING Life Insurance and      Seeks capital appreciation. Invests
  OPPORTUNITIES PORTFOLIO                 Annuity Company             primarily (at least 65% of net assets) in
(INITIAL CLASS)                                                       common stocks and related securities, such
                                          Subadviser:                 as preferred stocks, convertible securities
                                          Massachusetts Financial     and depositary receipts.
                                          Company  Services
----------------------------------------- --------------------------- --------------------------------------------

ING PARTNERS, INC. - ING SALOMON          ING Life Insurance and      Seeks long-term growth of capital. Invests
  BROTHERS AGGRESSIVE GROWTH              Annuity Company             primarily (at least 80% of net assets
  PORTFOLIO                                                           under normal circumstances) in common
(INITIAL CLASS)                           Subadviser: Salomon         stocks and related securities, such as
                                          Brothers Asset Management   preferred stocks, convertible securities
                                          Inc.                        and depositary receipts, of emerging
                                                                      growth companies.
----------------------------------------- --------------------------- --------------------------------------------


----------------------------------------- --------------------------- --------------------------------------------
FUND NAME                                 INVESTMENT ADVISER/         INVESTMENT OBJECTIVE
                                          SUBADVISER
----------------------------------------- --------------------------- --------------------------------------------
ING PARTNERS, INC. - ING T. ROWE PRICE    ING Life Insurance and      Seeks long-term capital growth, and
  GROWTH EQUITY PORTFOLIO                 Annuity Company             secondarily, increasing dividend income.
(INITIAL CLASS)                                                       Invests primarily (at least 80% of net
                                          Subadviser: T. Rowe Price   assets under normal circumstances) in
                                          Associates, Inc.            common stocks. Concentrates its
                                                                      investments in growth companies.
                                                                      Investments in foreign securities are
                                                                      limited to 30% of total assets.
----------------------------------------- --------------------------- --------------------------------------------

ING PARTNERS, INC. - ING UBS U.S.         ING Life Insurance and      Seeks long-term growth of capital and
  LARGE CAP EQUITY PORTFOLIO (formerly    Annuity Company             future income. Under normal circumstances,
  ING MFS Research Equity Portfolio)                                  invests at least 80% of net assets (plus
(INITIAL CLASS)                           Subadviser: UBS Global      borrowings for investment purposes, if
                                          Asset Management            any) in U.S. equity securities.
                                          (Americas) Inc.             Investments in equity securities may
                                                                      include dividend-paying securities,
                                                                      common stock and preferred stock.

----------------------------------------- --------------------------- --------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS - Fidelity Management &       Seeks long-term capital appreciation.
  FIDELITY VIP CONTRAFUND(R) PORTFOLIO    Research Company            Normally invests primarily in common
(INITIAL CLASS)                                                       stocks of companies whose value the
                                          Subadvisers: Fidelity       Portfolio's investment adviser believes is
                                          Management &                not fully recognized by the public.
                                          Research (U.K.) Inc.;
                                          Fidelity Management &
                                          Research (Far East) Inc.;
                                          Fidelity Investments
                                          Japan Limited; FMR Co.,
                                          Inc.
----------------------------------------- --------------------------- --------------------------------------------

FIDELITY(R) VARIABLE INSURANCE PRODUCTS   Fidelity  Management &      Seeks reasonable income.  Also considers
  - FIDELITY VIP EQUITY-INCOME            Research Company            the potential for capital appreciation.
  PORTFOLIO                                                           Seeks to achieve a yield which exceeds the
(INITIAL CLASS)                                                       composite yield on the securities
                                          Subadviser: FMR Co., Inc.   comprising the Standard & Poor's 500 (SM)
                                                                      Index (S&P 500).

----------------------------------------- --------------------------- --------------------------------------------
JANUS ASPEN SERIES - BALANCED             Janus Capital               Seeks long-term capital growth,
  PORTFOLIO                                                           consistent with preservation of capital
(INSTITUTIONAL SHARES)                                                and balanced by current income. Normally
                                                                      invests 40-60% of its assets in
                                                                      securities selected primarily for their
                                                                      growth potential and 40-60% of its assets
                                                                      in securities selected primarily for
                                                                      their income potential. Will normally
                                                                      invest at least 25% of its assets in
                                                                      fixed-income securities.
----------------------------------------- --------------------------- --------------------------------------------
JANUS ASPEN SERIES - GROWTH               Janus Capital               Seeks long-term growth of capital in a
  PORTFOLIO                                                           manner consistent with the preservation of
(INSTITUTIONAL SHARES)                                                capital. Invests primarily in common
                                                                      stocks selected for their growth
                                                                      potential. Although it can invest in
                                                                      companies of any size, it generally
                                                                      invests in larger, more established
                                                                      companies.
----------------------------------------- --------------------------- ---------------------------------------------

----------------------------------------- --------------------------- --------------------------------------------
FUND NAME                                 INVESTMENT ADVISER/         INVESTMENT OBJECTIVE
                                          SUBADVISER
----------------------------------------- --------------------------- --------------------------------------------

JANUS ASPEN SERIES - MID CAP GROWTH       Janus Capital               Seeks long-term growth or capital. Invests,
  PORTFOLIO                                                           under normal circumstances, at least 80%
(INSTITUTIONAL SHARES)                                                of its net assets in equity securities of
                                                                      mid-sized companies whose market
                                                                      capitalization falls, at the time of
                                                                      initial purchase, in the 12-month average
                                                                      of the capitalization ranges of the
                                                                      Russell MidCap Growth Index.

----------------------------------------- --------------------------- --------------------------------------------
JANUS ASPEN SERIES - WORLDWIDE GROWTH     Janus Capital               Seeks long-term growth of capital in a
  PORTFOLIO                                                           manner consistent with the preservation of
(INSTITUTIONAL SHARES)                                                capital. Invests primarily in common
                                                                      stocks of companies of any size located
                                                                      throughout the world. Normally invests in
                                                                      issuers from at least five different
                                                                      countries, including the United States.
                                                                      May at times invest in fewer than five
                                                                      countries or even in a single country.
----------------------------------------- --------------------------- --------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT              OppenheimerFunds, Inc.      Seeks long-term capital appreciation by
  FUNDS - OPPENHEIMER GLOBAL                                          investing a substantial portion of assets
  SECURITIES FUND/VA                                                  in securities of foreign issuers, "growth-
                                                                      type" companies, cyclical industries and
                                                                      special situations that are considered to
                                                                      have appreciation possibilities. Invests
                                                                      mainly in common stocks and can also buy
                                                                      other equity securities, including
                                                                      preferred stocks and convertible
                                                                      securities in the U.S. and foreign
                                                                      countries.
----------------------------------------- --------------------------- --------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT              OppenheimerFunds, Inc.      Seeks a high level of current income
  FUNDS - OPPENHEIMER STRATEGIC                                       principally derived from interest on debt
  BOND FUND/VA                                                        securities. Invests mainly in debt
                                                                      securities of issuers in three market
                                                                      sectors: foreign governments and
                                                                      companies, U.S. Government securities,
                                                                      and lower-grade high-yield securities of
                                                                      U.S. and foreign companies.
----------------------------------------- --------------------------- --------------------------------------------

The investment adviser for each of the Funds deducts a daily charge as a percent of the net assets in each Fund as an asset management charge which will in turn affect the daily value of each subaccount. The charge reflects asset management fees of the investment adviser (Management Fees), and other expenses incurred by the Funds. Future Fund expenses will vary.

Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the current prospectuses of the Funds for a discussion of the risks associated with an investment in those Funds.

More comprehensive information, including a discussion of potential risks, and more complete information about their investment policies and restrictions is found in the current prospectus for each Fund which is distributed with and accompanies this prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for each of the Funds can be obtained from the Company's Administrative Office at the address and telephone number listed on the cover of this prospectus.

MIXED AND SHARED FUNDING

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policies described in this prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such policy owners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

PREMIUM PAYMENTS

If you make a sufficient premium payment when you apply for a Policy, and have answered favorably certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximums) will be provided.

After the first premium payment, all premiums must be sent directly to our Administrative Office and will be deemed received when actually received at the Administrative Office. Your premium payments will be allocated, as you have directed, as of the valuation date on which each payment is received in the Administrative Office.


You may reallocate your future premium payments at any time, up to four times per year, free of charge. After four times, a $10 charge may be imposed on each subsequent change in order to reimburse us for costs associated with allocation changes. Any reallocation will apply to premium payments made after you have received written verification from us.


ACCUMULATION UNIT

An "accumulation unit" is the measure of the net investment result of each variable funding option. Accumulation units are used to calculate the value of the variable portion of your Policy (prior to the election of a settlement option). Accumulation units are valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange
(NYSE) is open and trading is unrestricted ("valuation date"). On any day other than a valuation date, the accumulation units will not change. A "valuation period" is the period starting at the close of trading on the NYSE on a valuation date, and ending at the close of trading on the next valuation date. The value of an accumulation unit for any valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding value period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus
1.0000000. The net investment rate is determined separately for each Fund. It is computed according to a formula that is equivalent to the following:


   1) the net assets of the Fund held in the separate account at the end of a valuation period; minus

   2) the net assets of the Fund held in the separate account at the beginning of that valuation period; plus or minus

   3) taxes or provisions for taxes, if any, attributable to the operation of the separate account; divided by

   4) the value of the accumulation units held by the separate account at the beginning of the valuation period; minus

   5) a daily charge at an annual rate not to exceed 0.90% of the value of the Fund shares held in the separate account for mortality and expense risks and no more than 0.50% (0.30% for AetnaVest) of the value of the Fund shares held in the separate account for the Company's administrative expenses attributable to Policies funded through the separate account.


In certain circumstances, and when permitted by law, it may be prudent for the Company to use a different standard industry method for this calculation. We will achieve substantially the same result using either method.

The current charge for mortality and expense risk under AetnaVest Policies is equal to annual rates as follows, applied to the average daily net assets of the
Funds:

     ING VP Strategic Allocation Balanced Portfolio, ING VP Strategic Allocation Growth
     Portfolio, ING VP Strategic Allocation Income Portfolio...............................    0.55%
     ING VP Balanced Portfolio, Inc., ING VP Growth and Income Portfolio...................    0.65%
     For all other Funds available under AetnaVest Policies................................    0.70%

The current charge for mortality and expense risk under AetnaVest II Policies is equal to an annual rate of 0.70% of the Fund's average daily net assets.

A daily deduction at a rate not to exceed 0.30% per year for AetnaVest, or 0.50% per year for AetnaVest II (currently 0.30% for both Policies), is also taken from the separate account value to pay for administrative expenses.

POLICY VALUES

Once your Policy has been issued, each premium payment allocated to a variable funding option of the separate account will be credited to your Policy in the form of accumulation units of the funding option based on that funding option's accumulation unit value (AUV). Initial premium will be credited to your account at the AUV computed on the next valuation date following our acceptance of the application. Each subsequent premium received by the Company by the close of business of the New York Stock Exchange will be credited to your account at the AUV computed on the next valuation date following our receipt of your premium. The AUV may increase or decrease. The number of accumulation units credited is determined by dividing the net premium (the premium less the charge deducted from it) by the AUV next computed after we receive the premium. Shares of a Fund are purchased by the separate account at the net asset value next determined by the Fund following receipt of the net premium payment by the Company. Since each Fund has a unique AUV, a policy owner who has elected a combination of funding options will have accumulation units credited to each funding option.

The value of your Policy is determined by:


   1) multiplying the total number of accumulation units credited to the Policy for each funding option, respectively, by the appropriate current AUV; and

   2) if you have elected a combination of funding options, totaling the resulting values for each portion of the Policy; and

   3) adding any fixed account and/or loan account value.

The number of accumulation units credited to a Policy will not be impacted by any subsequent change in the value of an accumulation unit. The number of units is increased by subsequent contributions to or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

Fixed account values will reflect amounts allocated to the general account through either payment of premiums or transfers from the separate account. There is no assurance that the separate account value of the Policy will equal or exceed the premiums paid and allocated to the separate account. You will be advised at least annually as to the number of accumulation units which remain credited to the Policy, the current accumulation unit values, and your total account value.

TRANSFERS AMONG THE FUNDING OPTIONS


You may elect to transfer your accumulated separate account value among any of the Funds, or from any of the Funds to the fixed account. Within the 45 days after your Policy's anniversary, you may also transfer a portion of the fixed account value to one or more Funds. This type of transfer is allowed only once in the 45-day period and will be effective on the valuation date that your request is received in good order at our Administrative Office. The amount of such transfer cannot exceed the greater of (1) 25% of the fixed account value, or (2) $500. If the fixed account value is less than or equal to $500, you may transfer all or a portion of the fixed account value. We may increase this limit from time to time. The first four transfers in any one policy year are made free of charge. Each additional transfer may be subject to a $10 charge.


Any transfer among the Funds or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values next determined after a written request is received by us at our Administrative Office, provided the request is received by the close of business of the New York Stock Exchange. We reserve the right to limit the total number of Funds you may elect to 17 over the lifetime of the Policy.

For AetnaVest II Policies, we will waive the $10 charge if you are changing your allocation so that 100% of the existing separate account value and all future allocations are credited to the fixed account.

If you contemplate the transfer of assets, you should consider the risks inherent in a shift from one funding option to another. In general, frequent transfers based on short-term expectations will tend to accentuate the danger that a transfer will be made at an inopportune time.

Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding Fund is not accepted by the Fund for any reason.

TELEPHONE TRANSFERS

You may request a transfer of account values either in writing or by telephone. You may also send your request by facsimile to the Administrative Office. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to the Administrative Office. Once the form is processed, you may request a transfer by telephoning the Company at 800-334-7586. All transfers must be in accordance with the terms of the Policy.

Transfer instructions are currently accepted on each valuation date. Once instructions have been accepted and processed, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and you will be notified.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is ours, yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.


LIMITS ON FREQUENT OR DISRUPTIVE TRANSFERS

The Policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can adversely affect Fund performance, disrupt Fund management strategies and increase Fund expenses through:

1)   Increased trading and transaction costs;
2)   Forced and unplanned portfolio turnover;
3)   Lost opportunity costs; and
4) Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy owners.

ACCORDINGLY, INDIVIDUALS OR ORGANIZATIONS THAT USE MARKET-TIMING INVESTMENT STRATEGIES OR MAKE FREQUENT TRANSFERS SHOULD NOT PURCHASE THE POLICY.

We monitor transfer activity and reserve the right to take any necessary action if an individual's or organization's transfer activity:

1)  Exceeds our then-current monitoring standard for excessive trading;
2)  Is identified as problematic by an underlying Fund;
3) Is determined, in our sole discretion, to be not in the best interests of other Policy owners; or
4) Is determined, in our sole discretion, to be disruptive due to the excessive dollar amounts involved.

Such actions may include, but are not limited to, the suspension of transfer privileges via facsimile, telephone, email and internet, and the limiting of transfer privileges to submission by mail. We will notify you in writing if we take any of these actions.

Our current definition of excessive trading is more than one purchase and sale of the same underlying Fund within a 30-day period. We do not count transfers associated with scheduled dollar cost averaging programs and transfers involving certain de minimis amounts when determining whether trading activity is excessive. We reserve the right to modify our excessive trading policy at any time, without prior notice and in our sole discretion, based on, among other factors, the best interests of Policy owners, Fund investors, Fund management considerations, and state or federal regulatory developments.

We also reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy owners. Such restrictions may include:

1) Not accepting transfer instructions from an agent acting on behalf of more than one Policy owner; and
2) Not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy owner at a time.

The Company does not allow exceptions to our excessive trading policy. Our excessive trading policy may not be completely successful in preventing market timing or excessive trading activity.

LIMITS IMPOSED BY THE FUNDS

Orders for the purchase of Fund shares may be subject to acceptance or rejection by the underlying Fund. We reserve the right to reject, without prior notice, any allocation of a premium payment to a sub-account if the sub-account's investment in its corresponding fund is not accepted by the Fund for any reason.


AUTOMATED TRANSFERS (DOLLAR COST AVERAGING)

Dollar cost averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar cost averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of account values from the Funds on a monthly or quarterly basis from the ING VP Money Market Portfolio to any other investment option through written request or other method acceptable to the Company. You must have a minimum of $5,000 allocated to the ING VP Money Market Portfolio in order to enroll in the dollar cost averaging program. The minimum automated transfer amount is $50 per month. There is currently no charge for the dollar cost averaging program. You may start or stop participation in the dollar cost averaging program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

Before participating in the dollar cost averaging program, you should consider the risks involved in switching between investments available under the Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the dollar cost averaging program.


We do not offer any automated or on-demand transfer option to restore or rebalance your sub-accounts to certain percentages of your total account value.


MATURITY VALUE

The maturity value of the Policy is the total account value on the maturity date, less the amount necessary to repay any loans in full.

CASH SURRENDER VALUE

The cash surrender value of your Policy is the amount you can receive in cash by surrendering the policy. The cash surrender value equals the total account value minus the applicable surrender charge, less the amount necessary to repay any loans in full. In early policy years, or if there has been a substantial reduction in the specified amount, there may be little or no cash surrender value available. Your Policy's total account value is equal to the sum of the fixed account value, the separate account value and loan account value.

The cash surrender value will never be less than zero. All or a part of the cash surrender value may be applied to one or more of the settlement options.

CHARGES AND DEDUCTIONS

We may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

PREMIUM CHARGE

This deduction represents average applicable state premium taxes (ranging up to 4%) as well as administrative expenses and federal income tax liabilities. For AetnaVest Policies, a deduction of 2.50% of premiums paid (2.35% for California issues) will be made. For AetnaVest II Policies, a deduction of 3.5% (guaranteed to be no higher than 6%) will be made to cover such taxes and other expenses.

INSURANCE AND ADMINISTRATIVE CHARGES
Deductions are made from your total account value on a periodic basis for insurance and administrative costs. The charges for insurance and administrative costs will vary from Policy to Policy. They are broken down as follows:


1) A monthly deduction is made from the total account value. This deduction includes charges for the cost of insurance, for any supplemental riders or benefits, and for administrative expenses.


The cost of insurance is equal to the amount at risk (the death benefit before deductions for loans, divided by 1.0036748, minus the total account value), multiplied by the cost of insurance rate which will not exceed the rate shown in the Policy. (Such rate varies according to the attained age, premium class and, in most states, sex of the insured, and is based on the Commissioner's 1980 Standard Ordinary Mortality Tables (the "1980 CSO Tables"), nonsmoker and smoker versions.)

Charges for any supplemental riders or benefits are described in the applicable rider or benefit policy form.

A monthly administrative charge and a daily asset-based charge (see (c) following) are also charged. These charges are designed to recover acquisition and maintenance costs under the Policy such as policy underwriting and issue, policyholder reports and transaction handling. For AetnaVest Policies, the monthly charge decreases by attained age. At younger ages, the account value builds slowly so the daily asset-based charge is small. In those years, the monthly charge must be larger to cover the Company's expenses. As the total account value grows, the asset-based daily charge can cover the Company's expenses without as high a monthly expense charge. The monthly charge varies for AetnaVest Policies according to the table below:


                             ADMINISTRATIVE EXPENSES
                                                SPECIFIED AMOUNT
                                       --------------------------------
               ATTAINED                $100,000-             $1,000,000
                  AGE                   999,999                & Over
                                        -------                ------
               Up to 29                  $5.00                 $3.00
                 30-39                    4.00                  2.00
                 40-49                    3.00                  1.00
                 50-59                    2.00                  0.00
                 60-69                    1.00                  0.00
               70 & Over                  0.00                  0.00

For AetnaVest II Policies, the monthly charge for administrative expenses in the first policy year is $20 and in all subsequent policy years, the monthly charge is $5. The monthly administrative charge and the asset-based administrative charge work together to cover the Company's acquisition and maintenance costs. In later years of the Policy, revenue collected from the daily asset-based charge grows with the total account value to cover increased expenses from account-based transactional expenses. The administrative charges will not exceed our costs.

The monthly deduction is taken proportionately from each funding option, if more than one is used. This is accomplished by canceling accumulation units and withdrawing the value of the canceled accumulation units from each funding option in the same proportion as their respective values have to your fixed account and separate account values. The monthly deduction is made at the same time each month, beginning with the issue date.


2) A daily deduction at a rate not to exceed 0.90% per year is taken only from the separate account value for mortality and expense risks. This deduction is currently set at the following amounts:



    (a) AetnaVest Policies:
        ING VP Strategic Allocation Balanced Portfolio, ING VP Strategic Allocation Growth
        Portfolio, ING VP Strategic Allocation Income Portfolio .............................   0.55%
        ING VP Balanced Portfolio, Inc., ING VP Growth and Income Portfolio..................   0.65%
        For all other Funds available under AetnaVest Policies...............................   0.70%


    (b) For all Funds available under AetnaVest II...........................................   0.70%

This charge may be increased or decreased to reflect our expectations of future mortality and expense experience.


3) A daily deduction at a rate not to exceed 0.30% per year for AetnaVest, or 0.50% per year for AetnaVest II (currently 0.30% for both Policies), is also taken from the separate account value to pay for administrative expenses as described under (a) above.

Once a Policy is issued, monthly deductions, including cost of insurance charges, will be taken from your Policy values as of the issue date, even if the issue date is earlier than the date the application is signed. (See "Premiums.") If the Policy's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the policy is approved. Cost of insurance charges will be in amounts based on the specified amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period is for a lesser amount. If we decline an application, we will refund the full premium payment made.


CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

The following table illustrates the investment advisory (management) fees, other expenses and total expenses paid by each of the Funds as a percentage of average net assets based on figures for the year ended December 31, 2003 unless otherwise indicated:


                                               FUND EXPENSE TABLE(1)
-----------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL       FEES AND      TOTAL NET
                                                     MANAGEMENT                    FUND       EXPENSES         FUND
                                                     (ADVISORY)       OTHER       ANNUAL      WAIVED OR       ANNUAL
                    FUND NAME                           FEES        EXPENSES     EXPENSES    REIMBURSED      EXPENSES
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------

ING VP Balanced Portfolio, Inc. (Class I) (2)*         0.50%          0.10%        0.60%         --           0.60%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Bond Portfolio (Class I) (2)*                   0.40%          0.10%        0.50%         --           0.50%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Growth and Income Portfolio
   (Class I) (2)*                                      0.50%          0.10%        0.60%         --           0.60%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Index Plus Large Cap Portfolio
   (Class I) (2)(3)*                                   0.35%          0.08%        0.43%         --           0.43%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Money Market Portfolio (Class I) (2)*           0.25%          0.10%        0.35%         --           0.35%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Strategic Allocation Balanced Portfolio         0.60%          0.14%        0.74%       0.04%          0.70%
   (Class I) (2)(3)*

-----------------------------------------------------------------------------------------------------------------------


                                               FUND EXPENSE TABLE(1)
-----------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL       FEES AND      TOTAL NET
                                                     MANAGEMENT                    FUND       EXPENSES         FUND
                                                     (ADVISORY)       OTHER       ANNUAL      WAIVED OR       ANNUAL
                    FUND NAME                           FEES        EXPENSES     EXPENSES    REIMBURSED      EXPENSES
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------

ING VP Strategic Allocation Growth  Portfolio          0.60%          0.15%        0.75%         --           0.75%
   (Class I) (2)(3)*
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Strategic Allocation Income Portfolio           0.60%          0.14%        0.74%       0.09%          0.65%
   (Class I) (2) (3)*

-----------------------------------------------------------------------------------------------------------------------
ING JP Morgan Fleming International Portfolio
   (Initial Class)                                     0.80%          0.20%        1.00%         --           1.00%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING MFS Capital Opportunities Portfolio (Initial
   Class)                                              0.65%          0.25%        0.90%         --           0.90%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------

ING Salomon Brothers Aggressive Growth                 0.70%          0.13%        0.83%         --           0.83%
   Portfolio (Initial Class)

-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING T. Rowe Price Growth Equity Portfolio
   (Initial Class)                                     0.60%          0.15%        0.75%         --           0.75%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------

ING UBS U.S. Large Cap Equity Portfolio (Initial       0.70%          0.15%        0.85%         --           0.85%
   Class)
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Fidelity(R) VIP Contrafund(R) Portfolio (Initial       0.58%          0.09%        0.67%         --           0.67%
   Class)

-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Fidelity(R) VIP Equity-Income Portfolio (Initial       0.48%          0.09%        0.57%         --           0.57%
   Class)
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------

Janus Aspen Series Balanced Portfolio
   (Institutional Shares)                              0.65%          0.02%        0.67%         --           0.67%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Janus Aspen Series Growth Portfolio                    0.65%          0.02%        0.67%         --           0.67%
   (Institutional Shares)
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Janus Aspen Series Mid Cap Growth Portfolio
   (Institutional Shares)                              0.65%          0.02%        0.67%         --           0.67%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Janus Aspen Series Worldwide Growth Portfolio
   (Institutional Shares)                              0.65%          0.06%        0.71%         --           0.71%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Oppenheimer Global Securities Fund/VA                  0.63%          0.04%        0.67%         --           0.67%
-------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Oppenheimer Strategic Bond Fund/VA                     0.72%          0.03%        0.75%         --           0.75%
-----------------------------------------------------------------------------------------------------------------------

* Effective April 30, 2004, the name of the class of shares for this Fund changed from Class R to Class I; however, Class I shares will not be available for investment until May 3, 2004.
(1) The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense Table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates or as an incentive for the Company to make the funds available through the Policy. These additional payments are not disclosed in this Fund Expense Table and do not increase, directly or indirectly, the fees and expenses shown above.
(2) The table above shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year and fee waivers to which the Portfolio's investment adviser has agreed for each Portfolio.
(3) ING Investments, LLC, the investment adviser to each Portfolio, entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by the adviser within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year by the adviser is shown under "Fees and Expenses Waived or Reimbursed" in the table above. The expense limit for each Portfolio is shown as "Total Net Fund Annual Expenses" in the table above. For each Portfolio, the expense limits will continue through at least December 31, 2004. For further information regarding the expense limitation agreements, see the Fund's prospectus.


For further details on each Fund's expenses please refer to that Fund's prospectus.

SURRENDER CHARGES
The surrender charge is the amount retained by the Company upon the full or partial surrender of the Policy. There will be a surrender charge if you surrender your Policy (in whole or in part) before the end of ten years for AetnaVest Policies and fifteen years for AetnaVest II Policies, from either the Policy issue date or from the effective date of an increase in the specified amount under the Policy. The surrender charge is imposed partially as a deferred sales charge, and also to enable the Company to recover certain administrative costs.

The initial surrender charge is based on the specified amount. It also depends on the Insured's issue age and, in most states, sex.

The dollar amount of the surrender charge will remain the same for five years following the issue date. Thereafter, the charge will decline monthly for the next five years (ten for AetnaVest II) so that, ten years after the issue date for AetnaVest Policies and fifteen years after the issue date for AetnaVest II Policies (assuming no increases in the specified amount), the surrender charge will be zero.

If you decrease the specified amount while the surrender charge applies, the surrender charge will remain the same.

If you increase the specified amount (which you can do at any time after the first policy year subject to satisfactory evidence of the Insured's insurability), a new surrender charge will be applicable, in addition to the then-existing surrender charge. This charge will be determined based on the insured's attained age, sex, and underwriting status at the issue date (except for AetnaVest II Policies issued in Massachusetts and Montana where this charge will not be determined based on sex). The surrender charge applicable to the increase will be 70% of the surrender charge on a new Policy whose specified amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also remain constant for five years from the start of the policy year in which the increase occurs, and will decrease to zero at the end of ten years for AetnaVest Policies and fifteen years for AetnaVest II Policies. See the examples in the boxes below.

The maximum portion of the surrender charge which is to be applied to reimburse the Company for sales and promotional expenses will be 30% of the first year's basic premium (if you surrender in full during that year). Full surrenders after the first year will result in the imposition of the same dollar surrender charge for the initial five years and, therefore, the sales expense portion of the surrender charge (expressed as a percentage of basic premiums paid) will decline after the first policy year.

              AETNAVEST POLICIES: EXAMPLE OF IMPACT OF INCREASE IN
                    SPECIFIED AMOUNT ON THE SURRENDER CHARGE

This example assumes that you bought a Policy with an initial specified amount of $100,000 that had a surrender charge at the time of issue equal to $890. The example illustrates the impact of an increase in your specified amount by $50,000 at the beginning of the third policy year. For any given year, your surrender charge will be less than it would have been for someone who simply purchased a brand new Policy with a specified amount of $150,000.

As noted above, for original specified amounts, the surrender charge is the same for the first five policy years, and thereafter declines monthly until it is $0 at the end of the tenth policy year. For any increase in specified amount, the increase in surrender charge applies for five years from the date of increase, and declines monthly thereafter until it is $0 at the end of the tenth year following increase.


                                                 ADDITIONAL
                       ORIGINAL              SURRENDER CHARGE--
                    SURRENDER CHARGE--           INCREASE IN
                    INITIAL SPECIFIED         SPECIFIED AMOUNT         TOTAL
 BEGINNING OF            AMOUNT               AT THE BEGINNING        SURRENDER
  POLICY YEAR:         OF $100,000            OF POLICY YEAR 3         CHARGES
                       -----------            ----------------         -------
        1                $890.00                    --                 $890.00
        2                 890.00                    --                  890.00
        3                 890.00                  $489.50             1,379.50
        4                 890.00                   489.50             1,379.50
        5                 890.00                   489.50             1,379.50
        6                 890.00                   489.50             1,201.50
        7                 712.00                   489.50             1,201.50
        8                 534.00                   489.50             1,023.50
        9                 356.00                   391.60               747.60
       10                 178.00                   293.70               471.70
       11                      0                   195.80               195.80
       12                      0                    97.90                97.90
       13                      0                        0                    0

             AETNAVEST II POLICIES: EXAMPLE OF IMPACT OF INCREASE IN
                    SPECIFIED AMOUNT ON THE SURRENDER CHARGE

This example assumes that you bought a Policy with an initial specified amount of $100,000 that had a surrender charge at the time of issue equal to $890. The example illustrates the impact of an increase in your specified amount by $50,000 at the beginning of the third policy year. For any given year, your surrender charge will be less than it would have been for someone who simply purchased a brand new Policy with a specified amount of $150,000.

As noted above, for original specified amounts, the surrender charge is the same for the first five policy years, and thereafter declines monthly until it is $0 at the end of the fifteenth policy year. For any increase in specified amount, the increase in surrender charge applies for five years from the date of increase, and declines monthly thereafter until it is $0 at the end of the fifteenth year following increase.


                                                                   ADDITIONAL
                                          ORIGINAL              SURRENDER CHARGE--
                                      SURRENDER CHARGE--          INCREASE IN
                                     INITIAL SPECIFIED          SPECIFIED AMOUNT            TOTAL
                   BEGINNING OF            AMOUNT               AT THE BEGINNING          SURRENDER
                   POLICY YEAR:          OF $100,000            OF POLICY YEAR 3           CHARGES
                                        ------------            ----------------           -------

                        1                  $890.00                     --                 $  890.00
                        2                   890.00                     --                    890.00
                        3                   890.00                   $489.50               1,379.50
                        4                   890.00                    489.50               1,379.50
                        5                   890.00                    489.50               1,379.50
                        6                   890.00                    489.50               1,379.50
                        7                   801.00                    489.50               1,290.50
                        8                   712.00                    489.50               1,201.50
                        9                   623.00                    440.55               1,063.55
                       10                   534.00                    391.60                 925.60
                       11                   445.00                    342.65                 787.65
                       12                   356.00                    293.70                 649.70
                       13                   267.00                    244.75                 511.75
                       14                   178.00                    195.80                 373.80
                       15                    89.00                    146.85                 235.85
                       16                        0                     97.90                  97.90
                       17                        0                     48.95                  48.95
                       18                        0                         0                      0


The Company may offer the Policy in a group arrangement in connection with a multiple employer trust plan under which a trustee, employer or employers, or other similar entity purchases a Policy which covers a group of individuals on a group basis. Certificates replicating all the provisions of a Policy are issued to individual employees. In such arrangements, an employer may permit group solicitation of its employees for the purchase of Policies on either a group or individual basis.

The Company may reduce the surrender charge, the monthly deduction, or both, in connection with Policies issued under such arrangements. Generally, sales and administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which Policies are purchased, and other factors. The amount of reductions will be considered on a case-by-case basis and will reflect the reduced sales effort and administrative costs expected as a result of sales to a particular group or sponsored arrangement. We will not be unfairly discriminatory in any variation in the surrender charge or the monthly deduction. Variations will be based on differences in costs or services.

Based on its actuarial determination, the Company does not anticipate that the surrender charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to, payment of sales and distribution expenses, would be charged to and paid by the Company.

POLICY SURRENDER

FULL SURRENDERS
When you surrender your Policy for the full cash surrender value, all applicable surrender charges are imposed. If you surrender your Policy in its early years, there may be little or no cash surrender value.

PARTIAL SURRENDERS
When you surrender part of your Policy, we will apply the same proportion of the total applicable surrender charges as the amount to be paid on surrender bears to the total cash surrender value. Once you have made a partial surrender, or surrenders, future applicable surrender charges will be reduced proportionately. In addition, under option 1, the specified amount will be reduced by the amount surrendered.

Other rules apply to partial surrenders:

   1) No partial surrender can be made until one year after the issue date;

   2) The amount paid to you on a partial surrender must be at least $500;

   3) If a partial surrender is made, there will be a transaction charge, made against the total account value, of $25 or 2% of the amount of the net surrender payment, whichever is less;

   4) If, at the time of a partial surrender, your total account value is attributable to more than one funding option, both the surrender charge and the amount paid to you upon the surrender will be taken proportionately from the values accumulated in each funding option. You cannot select the funding option to be used in the surrender;

   5) A partial surrender will not be allowed if it would cause the specified amount to drop below the minimum allowable specified amount; and

   6) Partial surrenders may only be made prior to election of a settlement option.

As mentioned previously, a partial surrender will also reduce the death benefit (and the specified amount, if option 1 is in effect), by the amount of the reduction in your total account value resulting from the surrender. If the specified amount is reduced, the most recent increase in coverage is reduced first, then the next most recent coverage, and so forth.

If the death benefit on an option 1 Policy is calculated as a percentage of the total account value rather than as the specified amount, a partial surrender will reduce the specified amount only if the partial surrender decreases the difference between the death benefit and the total account value. A partial surrender will not reduce the specified amount of an option 2 Policy.

Payment of any amount due from separate account values on a full or partial surrender will be made within seven calendar days after your written surrender request is received at our Administrative Office, except that payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Payment of values from the fixed account value may be deferred for up to six months, except when used to pay premiums to the Company.

If you surrender your Policy, in whole or in part, there may be tax implications. (See "Tax Matters.")

POLICY LAPSE

A lapse occurs if your monthly deduction is greater than the cash surrender value and no payment to cover the deduction is made within 61 days of our notifying you. This may happen after the first two policy years, or during the first two policy years if your basic premiums are not current. The cash surrender value may be insufficient because it has been exhausted by earlier deductions, due to poor investment performance, partial surrenders, indebtedness for policy loans, reductions in specified amount or some combination of these factors.

If the cash surrender value of the Policy is insufficient to cover the monthly deduction on the appropriate date, your insurance coverage will terminate at the end of a 61-day grace period. The grace period begins with the mailing of a notice to you, once we discover the insufficiency. We will require the payment of the amount necessary to keep this Policy in force for the current month, plus two additional months. During the grace period, a Policy has no cash surrender value, so that if the Policy is terminated at the end of the grace period, no money will be paid to you.

If your Policy's cash surrender value is insufficient to cover the monthly deduction on the appropriate date, an amount equal to the monthly deduction will be removed from the total account value and will not participate in investment performance. If a premium payment is subsequently made and the cash surrender value exceeds the amount of the monthly deduction, or, within the first two years the basic premiums are paid, the amount removed will be returned to the total account value and will resume participation in investment performance.

REINSTATEMENT OF A LAPSED POLICY

We will consider reinstatement within five years after the date of termination (provided it is before the maturity date). We will require satisfactory evidence of insurability. Regardless of when the Policy lapses, the original and any additional tables of surrender charges that were issued on this Policy will apply upon reinstatement. The loan account value will be reinstated. All values will be reinstated as of the date of the Policy's termination.

Under AetnaVest II Policies issued in most states, if the Policy lapses during the first two policy years, the payment required at reinstatement will equal the sum of basic premiums for each monthly deduction day to date, less premiums previously paid. If the Policy lapses after the first two policy years, you must make a premium payment that will cause the surrender value upon reinstatement to equal three times the next monthly deduction.

For AetnaVest Policies, upon reinstatement, no surrender charge deduction will apply to coverage which was in force for two or more years (one or more years for multiple employer trust policies) prior to the date of termination. For terminated coverage which was in force less than two years, future surrender charges will not be reduced from the original schedule. If you request reinstatement during the first two policy years, the premium required at reinstatement will be the lesser of (a) a premium sufficient to pay for three monthly deductions plus any applicable surrender charge; or (b) overdue basic premiums.

POLICY LOANS

If you purchase an AetnaVest Policy you may borrow against your Policy after the end of the second policy year (in California and Texas, after the end of the first policy year). AetnaVest II policy owners may borrow against their Policy beginning in the first policy year. For all Policies, loans must be taken before the election of a settlement option.

The most you can borrow is 90% (100% for AetnaVest II policies issued in Texas) of the fixed account and separate account values less the surrender charge applicable at the time of the loan. Interest on the loan, including preferred loans, will accrue at 8% per year, payable once a year at each anniversary of the loan. Any interest not paid when due becomes part of the loan and bears interest.

The amount you receive as a result of the loan will, together with any accrued but not paid interest, constitute the loan account value. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The loan account value will be reduced by the amount of any loan repayment. The amount necessary to repay all loans in full is the loan account value plus any accrued interest.

The loan account value is credited with the amount of any loans you make on your Policy, as collateral. The loan account value is credited with interest at a rate of at least 4.5% per year (6% in New York). Such credited interest is transferred out of the loan account value monthly and reallocated proportionately to the applicable funding options.

Beginning in the eleventh policy year, up to 10% of the maximum loan amount available, at the beginning of a policy year, can be taken as a preferred loan during that policy year. Amounts borrowed in excess of the maximum loan amount available for a preferred loan will not be considered a preferred loan. The portion of the loan account value equal to the preferred loan will be credited at the policy loan interest rate of 8% per year. The portion of the loan account value not considered a preferred loan will be credited interest at 4.5% per year (6% in New York). The preferred loan feature is only available in approving states as stated in your Policy.

If you are using more than one underlying funding option, the amount of the loan will be withdrawn in proportion to the value held in each funding option. You cannot select the funding option to be used for the loan.

POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a written request to our Administrative Office in a form satisfactory to us.

Beginning one year after the issue date, you may increase or decrease the specified amount of your Policy as follows:

   1) For an increase, we will require satisfactory evidence of insurability unless there is no increase in the amount at risk;

   2) The cash surrender value at the time of an increase must be at least three times the sum of (a) the most recent monthly deduction from total account value and (b) the amount of the increase, divided by 1000, times the applicable cost of insurance rate;

   3) An increase in the specified amount will increase the surrender charge unless there is no increase in the amount at risk;

   4) Increases are limited to four times the original specified amount;

   5) Decreases in the specified amount will not decrease the surrender charge or your basic premium. Decreases during the second year after the issue date will usually not enable you to reduce your planned premium below the basic premium without lapsing the Policy;


   6) No decrease may reduce the specified amount to less than the then-current minimum for this type of Policy; and


   7) The decrease will be applied first to the most recent coverage under the Policy, then to the next most recent, and so forth.

You can also change from one death benefit option to the other.

The specified amount will be changed when a change in death benefit option is made. If the change is from option 1 to option 2, the new specified amount will equal the amount at risk as of the date of the change. If the change is from option 2 to option 1, the new specified amount will equal the death benefit as of the date of the change.

A change in death benefit option will not be allowed if the new specified amount would be less than the then-current minimum. We may require satisfactory evidence of insurability before allowing the change. There will be no change in the surrender charge (either increase or decrease) at the time of a change in death benefit option.

RIGHT TO EXAMINE THE POLICY

The Policy has a specific period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days (state variations may apply) after you receive the Policy and the written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs latest.


If you return (cancel) the Policy, we will pay a refund of:


   1) the difference between payments made and amounts allocated to the separate account;

   2) the value of the amount allocated to the separate account as of the date the returned Policy is received by us; and


   3) any fees imposed on the amounts allocated to the separate account.

If state law does not permit such a refund, then the refund will equal premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.

EXCHANGING YOUR POLICY

You may exchange the AetnaVest Policy for a period of two years after the issue date for a new adjustable premium policy issued by the Company, under which policy values and benefits do not vary with the investment performance of a separate account. The new Policy will have the same issue date as the old Policy, and no evidence of insurability will be required. Since your total account value will be transferred from the old Policy to the new Policy in its entirety, the cash surrender value under the new Policy cannot exceed the cash surrender value under the old Policy at the time of exchange. We have the right to adjust the cash surrender value under the new Policy to make sure this is the case. You have the right to select whether the new Policy has the same death benefit or net amount at risk as the old Policy. There may be a charge due to the Company, or a refund due to you, equal to the difference in cash value between the old Policy and the new Policy.

For AetnaVest II Policies you may simply transfer the entire separate account value of your Policy to the fixed account. No charge will be made for any such transfer.

PAYMENT OF DEATH BENEFIT

The death benefit is the amount payable to the beneficiary upon the death of the insured. Any outstanding loan amounts or overdue deductions are withheld from the death benefit prior to payment.

The death benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of death (a certified copy of the death certificate) at our Administrative Office, unless you or the beneficiary have elected that it be paid under one or more of the settlement options described below.

Payment of the death benefit may be delayed if the Policy is being contested. While the insured is living, you may elect a settlement option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the insured, unless you have made an irrevocable election. A beneficiary who has elected settlement option 1 may elect another option within two years after the insured's death.

All or a part of the proceeds of the death benefit may be applied under one or more of the following settlement options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess death benefit proceeds due will be paid as elected.

POLICY SETTLEMENT

There are several ways in which a beneficiary may receive annuity payments due from a death benefit, or which the Insured may choose to receive annuity payments from the cash surrender value of the Policy.

Proceeds in the form of settlement options are payable by the Company upon the insured's death; upon maturity of the Policy; or upon election of one of the following settlement options or any we make available (after any applicable surrender charges have been deducted).

A written request is required to elect, change, or revoke a settlement option. This request will take effect upon receipt or recording of the written request, in good order, at our Administrative Office.

The first variable settlement option payment will be as of the tenth valuation period following the receipt of the properly completed election form.

SETTLEMENT OPTIONS
Options 2, 3 and 4 are in the form of an annuity, which is a series of payments for life or a definite period. An "annuitant" is the person or persons on whose life annuity payments are based and who may be entitled to receive such payment.

OPTION 1--Payment of interest on the sum left with us;

OPTION 2--Payments for a stated number of years, at least three but no more than thirty;

OPTION 3--Payments for the lifetime of the annuitant. If also chosen, we will guarantee payments for 60, 120, 180 or 240 months;

OPTION 4--Payments during the joint lifetimes of two annuitants. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

   (a) 100% of the payment to continue to the survivor;

   (b) 66% of the payment to continue to the survivor;

   (c) 50% of the payment to continue to the survivor;


   (d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor; or


   (e) 100% of the payment to continue to the survivor if the survivor is the annuitant, and 50% of the payment to continue to the survivor if the survivor is the second annuitant.

In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under option 1 will be held by us in our general account. Proceeds in the general account will be used to make payments on a fixed dollar basis. We will add interest to such proceeds at an annual rate of not less than 3.5%. We may add interest daily at any higher rate.

Under option 1, the annuitant may later tell the Company to (a) pay to him or her a portion or all of the sum held by the Company; or (b) apply a portion or all of the sum held by the Company to another settlement option.

Proceeds applied under options 2, 3 and 4 will be held (a) in the general account; or (b) in the Company's Variable Annuity Account B, invested in one or more of the available investment options; or (c) a mix of (a) and (b). Proceeds in Variable Annuity Account B will be used to make payments on a variable basis.

If payments are to be funded on a variable basis, the first and subsequent payments will vary depending on the assumed net investment rate. This rate will be 3.5% per annum, unless a 5% annual rate is chosen. The assumed net investment rate is chosen by the payee.

Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 3.5% assumed net investment rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.

If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding option must be:


   1) 4.75% on an annual basis, plus an annual return of up to 0.25% needed to offset the administrative charge in effect at the time settlement option payments start, if an assumed net investment rate of 3.5% is chosen; or

   2) 6.25% on an annual basis, plus an annual return of up to 0.25% needed to offset the administrative charge in effect at the time settlement option payments start, if an assumed net investment rate of 5% is chosen.


Option 2, 3, or 4 may be chosen on a fixed dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.

As to funds held under option 1, the annuitant may elect to make a withdrawal or to change options. Under option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the fixed account may not be withdrawn under option 2. No withdrawals or changes of option may be made under options 3 and 4.

When an annuitant dies while receiving payments under option 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the beneficiary, or upon election by the beneficiary, any remaining guaranteed payments will continue to the beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the annuitant's estate. If the annuitant dies while receiving payments under option 1, the current value of the option will be paid in one sum to the beneficiary, or to the annuitant's estate.

If a beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of the beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

Payments will be made upon receipt of a written request filed with us. If the owner has made no settlement election when the beneficiary becomes entitled to proceeds, the beneficiary may make the election.

CALCULATION OF SETTLEMENT PAYMENTS ON A VARIABLE BASIS
When you have chosen payment on a variable basis, the first payment is calculated as follows:


   1) the portion of the proceeds applied to make payments on the variable basis; divided by

   2)  1000; times

   3)  the payment rate for the option chosen.


Such amount, or portion, of the variable payment will be divided by the settlement option unit value (described below), as of the tenth valuation period (the period of time between one valuation Date and the next valuation date) before the due date of the first payment, to determine the number of settlement option units. Each future payment is equal to the number of settlement option units, times the settlement option unit value as of the tenth valuation period prior to the due date of the payment.

For any valuation period, the settlement option unit value is equal to:


   1)  The settlement option unit value for the previous valuation period; times

   2)  The net return factor (as defined below) for the valuation period; times

   3) A factor to reflect the assumed net investment rate. The factor for 3.5% per year is .9999058; for 5% per year, it is .9998663.


The net return factor equals:


   1) The net assets of the applicable fund held in Variable Annuity Account B at the end of a valuation period; minus

   2) The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that valuation period; plus or minus

   3) Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B; divided by

   4) The value of settlement option units and other accumulation units held in Variable Annuity Account B at the beginning of the valuation period; minus

   5) A daily charge at an annual rate of 1.25% for annuity mortality and expense risk and a daily administrative expense charge that will not exceed 0.25% on an annual basis of your account value invested in the subaccount.


The number of settlement option units remains fixed. However, the dollar value of the settlement option unit values and the payment may increase or decrease due to investment gain or loss.

Payments will not be affected by changes in the mortality or expense results or administrative charges.

DIRECTORS AND OFFICERS


   The following is a list of current directors and principal officers of the Company, their position with the Company and their business experience during the past five years.


         NAME AND ADDRESS           POSITION WITH THE COMPANY        BUSINESS EXPERIENCE DURING THE PAST 5 YEARS
   ----------------------------  -------------------------------  ---------------------------------------------------------
   Thomas J. McInerney*            Director and Chairman           Has held several directorships and various
                                                                   executive officer positions with various ING
                                                                   affiliated companies since 1997, including positions
                                                                   as Director, Chief Executive Officer, and President.

   Keith Gubbay*                   Director and President          Has held several directorships and various
                                                                   executive officer positions with various ING
                                                                   affiliated companies since 1999, including
                                                                   positions as Director, President, Executive Vice
                                                                   President, and General Manager.

   Jacques de Vaucleroy*           Director and Senior Vice        Has held several directorships and various executive
                                   President                       officer positions with various ING affiliated
                                                                   companies since 2001, including positions as Director
                                                                   and Senior Vice President. Managing Director, Member
                                                                   of the Executive Committee, Bank Burssels Lambert,
                                                                   Brussels, Belgium from January, 2000, to January,
                                                                   2001. General Manager, Bank Burssels Lambert,
                                                                   Brussels, Belgium, from September, 1997 to December,
                                                                   1999.

   Kathleen A. Murphy*             Director                        Has held several directorships and various
                                                                   executive officer positions with various ING
                                                                   affiliated companies since 1987 including
                                                                   positions as Director, Senior Vice President,
                                                                   General Counsel, Deputy General Counsel and
                                                                   Chief Compliance Officer.

   David Wheat*                    Director, Vice President and    Has held several directorships and various executive
                                   Chief Financial Officer         officer positions with various ING affiliated
                                                                   companies since 2001 including positions as Director,
                                                                   Senior Vice President and Chief Financial Officer of
                                                                   various ING affiliated companies since 2003. Chief
                                                                   Accounting Officer of various ING affiliated
                                                                   companies from 2001 to 2002. Partner of Ernst & Young
                                                                   LLP from 1999 to 2001. Office Managing Partner of
                                                                   Ernst & Young LLP from 1995 to 1999.

32

   Paula Cludray-Engelke**         Secretary                       Has held various officer positions with various
                                                                   ING affiliated companies since 1985, including
                                                                   positions as Secretary, Assistant Secretary,
                                                                   Director of Individual Compliance and Director
                                                                   of Contracts Compliance and Special Benefits.


    * The address of these Directors and Officers is 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390. These individuals may also be directors and/or officers of other affiliates of the Company.

   ** The address of this Officer is 20 Washington Avenue South, Minneapolis,
      Minnesota 55401. This individual may also be an officer of other affiliates of the Company.

Directors, officers and employees of the Company are covered by a blanket fidelity bond in an amount in excess of $50 million.


REPORTS TO POLICY OWNERS

Within 30 days after each policy anniversary and before proceeds are applied to a settlement option, we, or our designee, will send you a report containing the following information:

   1. A statement of changes in total account value and cash surrender value since the prior report or since the issue date, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

   2. Cash surrender value, death benefit, and any loan account value, as of the policy anniversary;

   3. A projection of total account value, loan account value and cash surrender value as of the succeeding policy anniversary.

If you have policy values funded in either separate account you will receive such additional periodic reports as may be required by the Commission.

Some state laws require additional reports; these requirements vary from state to state.

RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, the Company will vote the shares of each of the Funds held in the separate account in accordance with instructions received from policy owners having a voting interest in the Funds. Policy owners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares which you have a right to vote will be determined as of a record date established by the Fund. To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct. Voting instructions will be solicited by written communication at least 14 days before such meeting.

The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from policy owners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through the separate account.

Policy owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

DISREGARD OF VOTING INSTRUCTIONS
We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policy owner in the investment policy or the investment adviser of a Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the separate accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to policy owners.

STATE REGULATION

The Company is subject to regulation and supervision by the Insurance Department of the State of Connecticut, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Connecticut and in other jurisdictions.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.


TRADING - INDUSTRY DEVELOPMENTS

As with many financial services companies, the Company and affiliates of the Company have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. The Company is also reviewing its policies and procedures in this area.


LEGAL MATTERS AND PROCEEDINGS


We are not aware of any material legal proceedings which involve the separate account as a party.


We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the policy.

ING Financial Advisers, LLC, the principal underwriter and distributor of the Policy, is not involved in any legal proceeding which, in the opinion of management, is likely to have material adverse effect on its ability to distribute the policy.

ADDITIONAL INFORMATION

THE REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 has been filed with the Commission relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC upon payment of the Commission's prescribed fees.


The Policies are no longer offered for sale.


DISTRIBUTION OF THE POLICIES


ING Financial Advisers, LLC serves as principal underwriter of the securities offered hereunder as defined by the federal securities laws. ING Financial Advisers, LLC is registered as a broker-dealer with the Commission and is a member of the NASD. ING Financial Advisers, LLC has contracted with one or more registered broker-dealers including broker-dealers affiliated with it ("distributors") to service the Policies. All persons servicing the Policies will be registered representatives of the distributors, and will also be licensed as insurance agents to sell variable life insurance.


The maximum commission payable to salespersons and their supervising broker-dealers for policy distribution is 55% of the initial basic premium or, in the event of an increase in the specified amount, 55% of the basic premium attributable to the increase. In lieu of premium-based commission, equivalent amounts may be paid based on total account value. In particular circumstances, certain of these professionals may also be paid for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. Supervisory and other management personnel of ING Financial Advisers, LLC may receive compensation that will vary based on the relative profitability to the Company of the funding options you select. Funding options that invest in Funds advised by the Company or its affiliates are generally more profitable to the Company.

The registered representative may be required to return all or part of any commission if the Policy is not continued for a certain period.


ING Financial Advisers, LLC may also contract with independent third party broker-dealers who will act as wholesalers. These parties may also provide training, marketing and other sales related functions for ING Financial Advisers, LLC and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. Such parties may receive compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler.


RECORDS AND ACCOUNTS
All records and accounts relating to the separate accounts and the Funds will be maintained by the Company or its designee. All reports required to be made and information required to be given will be provided by the Company or its designee.


The Lincoln National Life Insurance Company and its affiliates ("Lincoln") perform certain administrative functions relating to the Policies, and maintain books and records necessary to operate and administer the Policies.

INDEPENDENT AUDITORS

Ernst & Young LLP, 2300 National City Center, 110 West Berry Street, Ft. Wayne, Indiana 46802 are the independent auditors for Variable Life Account B. Ernst & Young LLP, 600 Peachtree Street, Suite 2800, Atlanta, GA 30308-2215 are the independent auditors for the Company. The independent auditors provide services to the Company and Variable Life Account B that include primarily the audit of the Company's and Variable Life Account B's financial statements.

TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

The following discussion generally assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

TAX STATUS OF THE COMPANY

We are taxed as a life insurance company under the Internal Revenue Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the Company.

We do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the separate account, then we may impose a charge against the separate account (with respect to some or all of the Policies) to set aside provisions to pay such taxes.

TAX STATUS OF THE POLICY

This Policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the Policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions or modify your Policy in order to do so.

We will at all times strive to assure that the Policy meets the statutory definition which qualifies the Policy as life insurance for federal income tax purposes.

DIVERSIFICATION AND INVESTOR CONTROL REQUIREMENTS

In addition to meeting the Internal Revenue Code Section 7702 tests, Internal Revenue Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each sub-account must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your Policy income as you earn it. Each sub-account's corresponding fund has represented that it will meet the diversification standards that apply to your Policy. If it is determined that your variable life Policy does not satisfy the applicable diversification regulations, we will take appropriate and reasonable steps to bring your Policy into compliance with such regulations and we reserve the right to modify your Policy as necessary in order to do so.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets.

Your ownership rights under your Policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that Policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your Policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your Policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your Policy for favorable tax treatment.

TAX TREATMENT OF POLICY DEATH BENEFITS

The death benefit under a Policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS

Generally, the Policy owner will not be taxed on any of the Policy value until there is a distribution. When distributions from a Policy occur, or when loan amounts are taken from or secured by a Policy, the tax consequences depend on whether or not the Policy is a "modified endowment contract."

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven Policy years. Certain changes in a Policy after it is issued, such as reduction in benefits, could also cause it to be classified as a modified endowment contract. A current or prospective Policy owner should consult with a competent adviser to determine whether or not a Policy transaction will cause the Policy to be classified as a modified endowment contract.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy owner's income when a taxable distribution occurs.

Once a Policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income. Amounts will be treated as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed. The amount of gain in the Policy will be equal to the difference between the Policy's value and the investment in the Policy;

2) Loan amounts taken from or secured by a Policy classified as a modified endowment contract, and also assignments or pledges of such a Policy (or agreements to assign or pledge such a Policy), are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed; and

3) A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (a) made on or after the date on which the taxpayer attains age 59 1/2, (b) which are attributable to the taxpayer's becoming disabled (as defined in the Internal Revenue Code), or (c) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy owner's investment in the Policy. Only after the recovery of all investment in the Policy is there taxable income. However, certain distributions made in connection with Policy benefit reductions during the first fifteen Policy years may be treated in whole or in part as ordinary income subject to tax. Consult a tax adviser to determine whether or not any distributions made in connection with a reduction in Policy benefits will be subject to tax.

Loan amounts from or secured by a Policy that is not a modified endowment contract are generally not taxed as distributions. However, the tax consequences of preferred loans are uncertain and a tax adviser should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

Investment in the Policy

Your investment in the Policy is generally the total of your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

OTHER TAX MATTERS

Policy Loans

In general, interest on a loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. You should consult a tax adviser to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan available in the Policy are uncertain. Before taking out a loan, you should consult a tax adviser as to the tax consequences.

If a loan from a Policy is outstanding when the Policy is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Continuation of a Policy

The tax consequences of continuing the Policy beyond maturity are unclear. For example, in certain situations it is possible that after the insured person reaches age 100, the IRS could treat you as being in constructive receipt of the account value if the account value becomes equal to the death benefit. If this happens, an amount equal to the excess of the account value over the investment in the Policy would be includible in your income at that time. Because we believe the Policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a tax adviser if you intend to keep the Policy in force after the maturity date.

Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy or an endowment or annuity contract.

We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult your tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a Policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a Policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the Policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

Policy Changes to Comply with the Law

So that your Policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance. We also may make changes to your Policy or its riders or make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected Policies.

Any increase in your death benefit will cause an increase in your cost of insurance charges.

Life Insurance Owned by Businesses

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. For example, in the case of a Policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. (An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of a trade or business.) As another example, special rules apply if you are subject to the alternative minimum tax. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay income taxes and possibly penalties later.

Policy Transfers

The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX CONSIDERATIONS.


MISCELLANEOUS POLICY PROVISIONS

THE POLICY
The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. Any application for changes, once approved by us, will become part of the Policy.

Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy owner.

PAYMENT OF BENEFITS
All benefits are payable at our Administrative Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

AGE AND SEX
If age or sex is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the correct age and sex. (If the application is taken in a state where unisex rates are used, the insured's sex is inapplicable.)

INCONTESTABILITY
We will not contest coverage under the Policy (other than any waiver of premium rider) after it has been in force during the lifetime of the insured more than two years from the issue date.

For coverage which takes effect on a later date (i.e., an increase or reinstatement of insurance), we will not contest such coverage after it has been in force during the lifetime of the insured more than two years from its effective date. Any contest of such later coverage will be based on the supplemental application.

SUICIDE

In most states, if the insured commits suicide within two years from the issue date, the only benefit paid will be the sum of 1) plus 2) minus 3), where:

   1)  equals premiums paid less amounts allocated to the separate account; and

   2) equals the separate account value on the date of suicide, plus the portion of the monthly deductions deducted from the separate account value; and

   3) equals the amount necessary to repay any loans in full and any interest earned on the loan account value transferred to the separate account value, and any surrenders from the Fixed Account.


If the insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the monthly deductions for the increase, in lieu of the face amount of the increase.


All amounts described in 1) and 3) above will be calculated as of the date of death.


ANTI-MONEY LAUNDERING
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers' identities are properly verified and that premiums are not derived from improper sources.

Under our anti-money laundering program, we may require Policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (travelers cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in your policy entering a 61-day grace period during which you must make a sufficient payment, in an acceptable form, to keep your Policy from lapsing.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.

PROTECTION OF PROCEEDS
To the extent provided by law, the proceeds of the Policy are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

NON-PARTICIPATION
The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

COVERAGE BEYOND MATURITY
The Policy is considered matured on the issue date anniversary after which the insured has reached age 95 (for AetnaVest Policies) or 100 (for AetnaVest II Policies). This is the maturity date.

For AetnaVest II Policies only, you may, by written request in the 30 days before the maturity date of this Policy, elect to continue coverage beyond the maturity date. At Age 100, the separate account value will be transferred to the fixed account. If coverage beyond maturity is elected, we will continue to credit interest to the total account value of this Policy. Monthly deductions will be calculated with a cost of insurance rate equal to zero.

At this time, uncertainties exist regarding the tax treatment of the Policy should the Policy continue beyond the maturity date. You should therefore consult with your tax advisor prior to making this election. (See Tax Matters.) The coverage beyond maturity provision is only available in approving states. (This provision is not available in New York.)

APPENDIX A
AETNAVEST
ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND CASH SURRENDER VALUES

The following tables illustrate how the total account values, cash surrender values, and death benefits of a Policy change with the investment experience of the variable funding options. The tables show how the total account values, cash surrender values, and death benefits of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, 12%, respectively. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6% or 12% over a period of years, however, it may fluctuate above and below those averages throughout the years shown. In that case, the actual account values, cash surrender values, and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid.

Tables I through IV illustrate Policies issued to males, ages 25 and 40, in the nonsmoker rate class. The total account values, cash surrender values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

The second column of each table shows the accumulated values of the premiums paid at the stated interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through eleventh columns illustrate the cash surrender values of each Policy over the designated period. Tables II and IV assume that the maximum cost of insurance rates allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis is assessed in each policy year. Tables I and III assume that the current scale of cost of insurance rates applies during all policy years. These tables also assume the current level of mortality and expense risk charge assessed on an annual basis:


     ING VP Strategic Allocation Balanced Portfolio, ING VP Strategic Allocation
     Growth Portfolio, ING VP Strategic Allocation Income Portfolio .......................    0.55%
     ING VP Balanced Portfolio, Inc., ING VP Growth and Income Portfolio ..................    0.65%
     For all other Funds available under AetnaVest Policies ...............................    0.70%


The tables also assume a 0.30% current (0.50% guaranteed) administration charge.


The investment advisory fees and other Fund expenses, net of waivers and reductions (see the table on pages 20-21), vary by Fund from 0.35% to 1.00%. An arithmetic average of 0.68% has been used for the illustrations.

The amounts shown for the death benefits, cash surrender values, and total account values reflect the fact that the net investment return is lower than the gross, return on the assets held in each Fund as a result of expenses paid by he Fund and other charges levied by the separate account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.64%, 4.27%, and 10.17%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.86%, 4.03%, and 9.92%, respectively.

The hypothetical values shown in the tables do not reflect any separate account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits, total account values, and cash surrender values illustrated.

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no policy loans have been made. The tables are also based on the assumptions that the policy owner has not requested an increase or decrease in the specified amount of the Policy, that no partial surrenders have been made, and that no transfer charges have been incurred.

Upon request, we will provide an illustration based upon the proposed insured's age, sex, and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                AETNAVEST POLICY

                                     Table I
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 25
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                          $408.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                             DEATH BENEFIT OPTION 1



             PREMIUMS           DEATH BENEFIT
            ACCUMULATED     GROSS ANNUAL INVESTMENT         TOTAL ACCOUNT VALUE             CASH SURRENDER VALUE
                AT                 RETURN OF            ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST ------------------------------ ------------------------------- -------------------------------
 YEAR        PER YEAR   GROSS 0%   GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%   GROSS 0%  GROSS 6%   GROSS 12%
-----      -----------  --------  ---------  ---------  --------  -------   ---------   --------  --------   ---------

1               428     100,000    100,000   100,000       182       199        216          0          0          0
2               878     100,000    100,000   100,000       365       411        460         17         63        112
3             1,351     100,000    100,000   100,000       548       635        731        200        287        383
4             1,846     100,000    100,000   100,000       730       871      1,032        382        523        684
5             2,367     100,000    100,000   100,000       909     1,118      1,365        561        770      1,017

6             2,914     100,000    100,000   100,000     1,097     1,388      1,746        813      1,104      1,462
7             3,488     100,000    100,000   100,000     1,279     1,667      2,164      1,064      1,452      1,949
8             4,091     100,000    100,000   100,000     1,456     1,955      2,623      1,311      1,810      2,478
9             4,724     100,000    100,000   100,000     1,625     2,252      3,124      1,550      2,177      3,049
10            5,388     100,000    100,000   100,000     1,786     2,556      3,673      1,780      2,550      3,667

15            9,244     100,000    100,000   100,000     2,441     4,169      7,277      2,441      4,169      7,277
20           14,165     100,000    100,000   100,000     2,754     5,856     12,876      2,754      5,856     12,876
25           20,446     100,000    100,000   100,000     2,529     7,400     21,574      2,529      7,400     21,574
30           28,462     100,000    100,000   100,000     1,479     8,446     35,284      1,479      8,446     35,284

40 (Age 65)  51,751           0    100,000   114,131         0     4,806     93,550          0      4,806     93,550


(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AETNAVEST POLICY

                                    TABLE II
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 25
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                          $408.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                             DEATH BENEFIT OPTION 1



             PREMIUMS            DEATH BENEFIT
            ACCUMULATED      GROSS ANNUAL INVESTMENT           TOTAL ACCOUNT VALUE            CASH SURRENDER VALUE
                AT                 RETURN OF               ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST  ----------------------------- ------------------------------- ----------------------------------
 YEAR        PER YEAR     GROSS 0%  GROSS 6% GROSS 12%  GROSS 0%   GROSS 6%   GROSS 12%  GROSS 0%    GROSS 6%   GROSS 12%
-----      ------------  --------- --------- ---------  --------  ---------   ---------  --------    --------   ---------
1                428      100,000   100,000   100,000       181        198        216         0            0         0
2                878      100,000   100,000   100,000       364        410        458        16           62        110
3              1,351      100,000   100,000   100,000       545        632        727       197          284        379
4              1,846      100,000   100,000   100,000       725        865      1,026       377          517        678
5              2,367      100,000   100,000   100,000       901      1,109      1,355       553          761      1,007

6              2,914      100,000   100,000   100,000     1,087      1,375      1,731       803        1,091      1,447
7              3,488      100,000   100,000   100,000     1,266      1,650      2,143     1,051        1,435      1,928
8              4,091      100,000   100,000   100,000     1,440      1,933      2,593     1,295        1,788      2,448
9              4,724      100,000   100,000   100,000     1,605      2,224      3,085     1,530        2,149      3,010
10             5,388      100,000   100,000   100,000     1,762      2,521      3,622     1,756        2,515      3,616

15             9,244      100,000   100,000   100,000     2,372      4,060      7,096     2,372        4,060      7,096
20            14,165      100,000   100,000   100,000     2,629      5,625     12,413     2,629        5,625     12,413
25            20,446      100,000   100,000   100,000     2,290      6,927     20,480     2,290        6,927     20,480
30            28,462      100,000   100,000   100,000     1,077      7,584     32,935     1,077        7,584     32,935

40 (Age 65)   51,751            0   100,000   102,707         0      2,125     84,186         0        2,125     84,186

(1) Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AETNAVEST POLICY

                                    TABLE III
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 40
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                          $744.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                             DEATH BENEFIT OPTION 1


             PREMIUMS          DEATH BENEFIT
            ACCUMULATED    GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE             CASH SURRENDER VALUE
                AT              RETURN OF                ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
POLICY     5% INTEREST   -----------------------------  ----------------------------    -----------------------------
 YEAR        PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0% GROSS 6%  GROSS 12%    GROSS 0%  GROSS 6%   GROSS 12%
-----      ------------  --------  -------   ---------  -------- --------  ---------    --------  -------    --------

1                781     100,000   100,000        455       490      525          0            0        0          0
2              1,601     100,000   100,000    100,000       888      986      1,090          215      313        417
3              2,463     100,000   100,000    100,000     1,298    1,489      1,696          625      816      1,023
4              3,367     100,000   100,000    100,000     1,686    1,997      2,350        1,013    1,324      1,677
5              4,317     100,000   100,000    100,000     2,050    2,510      3,054        1,377    1,837      2,381

6              5,314     100,000   100,000    100,000     2,391    3,028      3,814        1,842    2,479      3,265
7              6,361     100,000   100,000    100,000     2,702    3,545      4,630        2,287    3,130      4,215
8              7,460     100,000   100,000    100,000     2,982    4,058      5,503        2,702    3,778      5,223
9              8,614     100,000   100,000    100,000     3,230    4,567      6,443        3,084    4,421      6,297
10             9,826     100,000   100,000    100,000     3,445    5,069      7,452        3,434    5,058      7,441

15            16,857     100,000   100,000    100,000     3,933    7,380     13,783        3,933    7,380     13,783
20            25,831     100,000   100,000    100,000     2,754    8,525     22,597        2,754    8,525     22,597
25            37,284           0   100,000    100,000         0    7,476     35,410            0    7,476     35,410
30            51,902           0   100,000    100,000         0    2,337     55,402            0    2,337     55,402

25 (Age 65)   37,284           0   100,000    100,000         0    7,476     35,410            0    7,476     35,410

(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                AETNAVEST POLICY

                                    Table IV
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 40
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                          $744.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $100,000
                             DEATH BENEFIT OPTION 1



              PREMIUMS          DEATH BENEFIT
             ACCUMULATED    GROSS ANNUAL INVESTMENT            TOTAL ACCOUNT VALUE             CASH SURRENDER VALUE
POLICY           AT               RETURN OF                ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
            5% INTEREST  ------------------------------  ------------------------------- -------------------------------
 YEAR        PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%   GROSS 0%  GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%  GROSS 12%
-----       ----------   --------  --------  ---------   --------  --------   ---------   --------   --------  ---------

1                781     100,000   100,000    100,000       452       487         522           0          0         0
2              1,601     100,000   100,000    100,000       878       976       1,079         205        303       406
3              2,463     100,000   100,000    100,000     1,280     1,469       1,676         607        796     1,003
4              3,367     100,000   100,000    100,000     1,655     1,963       2,313         982      1,290     1,640
5              4,317     100,000   100,000    100,000     2,004     2,458       2,995       1,331      1,785     2,322

6              5,314     100,000   100,000    100,000     2,323     2,950       3,723       1,774      2,401     3,174
7              6,361     100,000   100,000    100,000     2,612     3,437       4,501       2,197      3,022     4,086
8              7,460     100,000   100,000    100,000     2,868     3,918       5,331       2,588      3,638     5,051
9              8,614     100,000   100,000    100,000     3,091     4,391       6,218       2,945      4,245     6,072
10             9,826     100,000   100,000    100,000     3,277     4,851       7,165       3,266      4,840     7,154

15            16,857     100,000   100,000    100,000     3,579     6,855      12,977       3,579      6,855    12,977
20            25,831     100,000   100,000    100,000     2,160     7,511      20,737       2,160      7,511    20,737
25            37,284           0   100,000    100,000         0     5,362      31,203           0      5,362    31,203
30            51,902           0         0    100,000         0         0      45,165           0          0    45,165

25 (Age 65)   37,284           0   100,000    100,000         0     5,962      31,203           0      5,362    31,203

(1) Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

APPENDIX B
AETNAVEST II
ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND CASH SURRENDER VALUES

The following tables illustrate how the total account values, cash surrender values, and death benefits of a Policy change with the investment experience of the variable funding options. The tables show how the total account values, cash surrender values, and death benefits of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, 12%, respectively. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6% or 12% over a period of years, however, it may fluctuate above and below those averages throughout the years shown. In that case, the actual account values, cash surrender values, and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid.

Tables V through VIII illustrate Policies issued to males, ages 35 and 55, in the nonsmoker rate class. Tables IX through XII illustrate Policies issued on a unisex basis, ages 35 and 55, in the nonsmoker rate class. These tables are provided for use in those states where unisex rates are required. The total account values, cash surrender values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

The second column of each table shows the accumulated values of the premiums paid at the stated interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through eleventh columns illustrate the cash surrender values of each Policy over the designated period. Tables VI, VIII, X and XII assume that the maximum cost of insurance rates allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of .90% on an annual basis, the maximum allowable administrative charge of .50% and the maximum allowable premium load of 6% are assessed in each policy year. Tables V, VII, IX and XI assume that the current scale of cost of insurance rates applies during all policy years. These tables also assume the current level of mortality and expense risk charges of 0.70% on an annual basis.


The investment advisory fees and other Fund expenses, net of waivers and reductions (see the table on pages 20-21), vary by Fund from .35% to 1.00%. An arithmetic average of .68% has been used for the illustrations.


The amounts shown for the death benefits, cash surrender values, and total account values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and other charges levied by the separate account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.67%, 4.23%, and 10.14%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.06%, 3.82%, and 9.70%, respectively.

The hypothetical values shown in the tables do not reflect any separate account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits, total account values, and cash surrender values illustrated.

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no Policy loans have been made. The tables are also based on the assumptions that the policy owner has not requested an increase or decrease in the specified amount of the Policy, that no partial surrenders have been made, and that no transfer charges have been incurred.

Upon request, we will provide an illustration based upon the proposed insured's age, sex (if necessary), and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                               AETNAVEST II POLICY

                                     TABLE V
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 35
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $1,410.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1


             PREMIUMS          DEATH BENEFIT
            ACCUMULATED    GROSS ANNUAL INVESTMENT         TOTAL ACCOUNT VALUE               CASH SURRENDER VALUE
                AT               RETURN OF               ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
POLICY     5% INTEREST   -----------------------------  -----------------------------    -------------------------------
 YEAR        PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%    GROSS 0%   GROSS 6%   GROSS 12%
-----      -----------   --------  --------  ---------  --------  --------  ---------    --------   -------    ---------

1              1,480     250,000   250,000    250,000       685       745        806           0          0           0
2              3,035     250,000   250,000    250,000     1,518     1,688      1,865         168         338        515
3              4,667     250,000   250,000    250,000     2,311     2,645      3,008         961       1,295      1,658
4              6,381     250,000   250,000    250,000     3,064     3,615      4,239       1,714       2,265      2,889
5              8,181     250,000   250,000    250,000     3,771     4,594      5,565       2,421       3,244      4,215

6             10,070     250,000   250,000    250,000     4,432     5,581      6,992       3,206       4,355      5,766
7             12,054     250,000   250,000    250,000     5,049     6,578      8,534       3,958       5,487      7,443
8             14,137     250,000   250,000    250,000     5,617     7,578     10,197       4,661       6,622      9,241
9             16,325     250,000   250,000    250,000     6,135     8,582     11,993       5,314       7,761     11,172
10            18,622     250,000   250,000    250,000     6,601     9,586     13,933       5,915       8,900     13,247

15            31,947     250,000   250,000    250,000     7,950    14,386     26,178       7,939      14,375     26,167
20            48,954     250,000   250,000    250,000     7,185    18,163     44,142       7,185      18,163     44,142
25            70,660     250,000   250,000    250,000     3,679    19,922     71,368       3,679      19,922     71,368
30            98,363           0   250,000    250,000         0    17,999    114,301           0      17,999    114,301

30 (Age 65)   98,363           0   250,000    250,000         0    17,999    114,301           0      17,999    114,301

(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AETNAVEST II POLICY

                                    Table VI
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 35
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $1,410.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1



              PREMIUMS         DEATH BENEFIT
             ACCUMULATED   GROSS ANNUAL INVESTMENT           TOTAL ACCOUNT VALUE           CASH SURRENDER VALUE
                 AT              RETURN OF               ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST  -----------------------------  ------------------------------ ------------------------------
 YEAR        PER YEAR    GROSS 0%   GROSS 6% GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%   GROSS 12%
-----       ----------   --------   -------  ---------  --------  --------  ---------  -------   --------   ---------

1              1,480     250,000   250,000    250,000       646       704       763          0         0           0
2              3,035     250,000   250,000    250,000     1,438     1,601     1,771         88       251         421
3              4,667     250,000   250,000    250,000     2,188     2,507     2,853        838     1,157       1,503
4              6,381     250,000   250,000    250,000     2,895     3,420     4,014      1,545     2,070       2,664
5              8,181     250,000   250,000    250,000     3,554     4,335     5,257      2,204     2,985       3,907

6             10,070     250,000   250,000    250,000     4,165     5,251     6,587      2,939     4,025       5,361
7             12,054     250,000   250,000    250,000     4,721     6,161     8,007      3,630     5,070       6,916
8             14,137     250,000   250,000    250,000     5,223     7,064     9,526      4,267     6,108       8,570
9             16,325     250,000   250,000    250,000     5,666     7,953    11,147      4,845     7,132      10,326
10            18,622     250,000   250,000    250,000     6,050     8,829    12,882      5,364     8,143      12,196

15            31,947     250,000   250,000    250,000     6,896    12,727    23,470      6,885    12,716      23,459
20            48,954     250,000   250,000    250,000     5,313    14,923    37,996      5,313    14,923      37,996
25            70,660           0   250,000    250,000         0    12,923    57,314          0    12,923      57,314
30            98,363           0   250,000    250,000         0     2,209    82,829          0     2,209      82,829

30 (Age 65)   98,363           0   250,000    250,000         0     2,209    82,829          0     2,209      82,829

(1) Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AETNAVEST II POLICY

                                    TABLE VII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 55
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $4,380.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1




              PREMIUMS          DEATH BENEFIT
             ACCUMULATED   GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE            CASH SURRENDER VALUE
                 AT              RETURN OF              ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST  ----------------------------- ------------------------------  ------------------------------
 YEAR        PER YEAR    GROSS 0%   GROSS 6% GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%   GROSS 12%
-----       ----------   --------   -------  ---------  --------  --------  ---------  -------   --------   ---------

1              4,599     250,000    250,000   250,000     2,271     2,463     2,657          0         0          0
2              9,428     250,000    250,000   250,000     4,575     5,109     5,669      1,119     1,653       2,213
3             14,498     250,000    250,000   250,000     6,734     7,763     8,886      3,278     4,307       5,430
4             19,822     250,000    250,000   250,000     8,745    10,421    12,328      5,289     6,965       8,872
5             25,412     250,000    250,000   250,000    10,601    13,077    16,013      7,145     9,621      12,557

6             31,282     250,000    250,000   250,000    12,296    15,722    19,962      9,157    12,583      16,823
7             37,445     250,000    250,000   250,000    13,822    18,349    24,201     11,028    15,555      21,407
8             43,916     250,000    250,000   250,000    15,166    20,945    28,752     12,718    18,497      26,304
9             50,711     250,000    250,000   250,000    16,314    23,494    33,641     14,212    21,392      31,539
10            57,846     250,000    250,000   250,000    17,223    25,952    38,870     15,466    24,195      37,113

15            99,240     250,000    250,000   250,000    17,096    35,618    70,927     17,067    35,589      70,898
20           152,070     250,000    250,000   250,000     6,673    38,087   119,071      6,673    38,087     119,071
25           219,497           0    250,000   250,000         0    22,767   199,015          0    22,767     199,015
30           305,552           0          0   363,713         0         0   346,393          0         0     346,393

10 (Age 65)   57,846     250,000    250,000   250,000    17,223    25,952    38,870     15,466    24,195      37,113

(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AETNAVEST II POLICY

                                   TABLE VIII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                                MALE ISSUE AGE 55
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $4,380.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1


              PREMIUMS           DEATH BENEFIT
             ACCUMULATED    GROSS ANNUAL INVESTMENT           TOTAL ACCOUNT VALUE             CASH SURRENDER VALUE
                 AT                RETURN OF               ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST  -----------------------------  -------------------------------  --------------------------------
 YEAR        PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%   GROSS 6%   GROSS 12%  GROSS 0%    GROSS 6%   GROSS 12%
------     -----------   -------- ---------- ---------  --------   --------   ---------  --------    --------   ---------
1              4,599     250,000    250,000   250,000     1,891     2,069        2,248         0          0           0
2              9,428     250,000    250,000   250,000     3,739     4,217        4,719       283        761       1,263
3             14,498     250,000    250,000   250,000     5,358     6,256        7,240     1,902      2,800       3,784
4             19,822     250,000    250,000   250,000     6,735     8,165        9,802     3,279      4,709       6,346
5             25,412     250,000    250,000   250,000     7,847     9,914       12,386     4,391      6,458       8,930

6             31,282     250,000    250,000   250,000     8,671    11,468       14,969     5,532      8,329      11,830
7             37,445     250,000    250,000   250,000     9,179    12,790       17,527     6,385      9,996      14,733
8             43,916     250,000    250,000   250,000     9,333    13,826       20,018     6,885     11,378      17,570
9             50,711     250,000    250,000   250,000     9,085    14,514       22,394     6,983     12,412      20,292
10            57,846     250,000    250,000   250,000     8,384    14,784       24,596     6,627     13,027      22,839

15            99,240           0    250,000   250,000         0     7,160       30,753         0      7,131      30,724
20           152,070           0          0   250,000         0         0       16,301         0          0      16,301
25           219,497           0          0         0         0         0            0         0          0           0
30           305,552           0          0         0         0         0            0         0          0           0

10 (Age 65)   57,846     250,000    250,000   250,000     8,384    14,784       24,596     6,627     13,027      22,839

(1) Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AETNAVEST II POLICY

                                    TABLE IX
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 35
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $1,350.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1




              PREMIUMS          DEATH BENEFIT
             ACCUMULATED   GROSS ANNUAL INVESTMENT            TOTAL ACCOUNT VALUE             CASH SURRENDER VALUE
                 AT                 RETURN OF             ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST  -----------------------------  -------------------------------  --------------------------------
 YEAR        PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%   GROSS 6%   GROSS 12%  GROSS 0%    GROSS 6%   GROSS 12%
------     -----------   -------- ---------- ---------  --------   --------   ---------  --------    --------   ---------

1              1,417     250,000   250,000    250,000       640       697         755          0          0           0
2              2,906     250,000   250,000    250,000     1,427     1,588       1,756        137        298         466
3              4,469     250,000   250,000    250,000     2,177     2,492       2,836        887      1,202       1,546
4              6,110     250,000   250,000    250,000     2,885     3,406       3,996      1,595      2,116       2,706
5              7,833     250,000   250,000    250,000     3,548     4,326       5,243      2,258      3,036       3,953

6              9,642     250,000   250,000    250,000     4,165     5,250       6,582      2,993      4,078       5,410
7             11,541     250,000   250,000    250,000     4,737     6,179       8,026      3,694      5,136       6,983
8             13,536     250,000   250,000    250,000     5,260     7,108       9,579      4,346      6,194        ,665
9             15,630     250,000   250,000    250,000     5,734     8,038      11,254      4,949      7,253      10,469
10            17,829     250,000   250,000    250,000     6,155     8,964      13,059      5,499      8,308      12,403

15            30,588     250,000   250,000    250,000     7,421    13,454      24,524      7,410     13,443      24,513
20            46,871     250,000   250,000    250,000     6,890    17,181      41,534      6,890     17,181      41,534
25            67,653     250,000   250,000    250,000     3,919    19,205      67,403      3,919     19,205      67,403
30            94,177           0   250,000    250,000         0    17,811     107,944          0     17,811     107,944

30 (Age 65)   94,177           0   250,000    250,000         0    17,811     107,944          0     17,811     107,944

(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.


The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AETNAVEST II Policy

                                     TABLE X
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 35
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $1,350.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1




             PREMIUMS           DEATH BENEFIT
            ACCUMULATED   GROSS ANNUAL INVESTMENT            TOTAL ACCOUNT VALUE              CASH SURRENDER VALUE
                AT               RETURN OF                ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY     5% INTEREST   -----------------------------  -------------------------------  --------------------------------
 YEAR        PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%   GROSS 6%   GROSS 12%  GROSS 0%    GROSS 6%   GROSS 12%
------     -----------   -------- ---------- ---------  --------   --------   ---------  --------    --------   ---------

1              1,417     250,000   250,000    250,000       603        658        714          0          0           0
2              2,906     250,000   250,000    250,000     1,350      1,504      1,666         60        214         376
3              4,469     250,000   250,000    250,000     2,059      2,360      2,688        769      1,070       1,398
4              6,110     250,000   250,000    250,000     2,723      3,218      3,780      1,433      1,928       2,490
5              7,833     250,000   250,000    250,000     3,340      4,077      4,947      2,050      2,787       3,657

6              9,642     250,000   250,000    250,000     3,909      4,934      6,194      2,737      3,762       5,022
7             11,541     250,000   250,000    250,000     4,424      5,782      7,522      3,381      4,739       6,479
8             13,536     250,000   250,000    250,000     4,889      6,623      8,942      3,975      5,709       8,028
9             15,630     250,000   250,000    250,000     5,294      7,447     10,455      4,509      6,662       9,670
10            17,829     250,000   250,000    250,000     5,644      8,257     12,071      4,988      7,601      11,415

15            30,588     250,000   250,000    250,000     6,365     11,822     21,898      6,354     11,811      21,887
20            46,871     250,000   250,000    250,000     4,798     13,744     35,303      4,798     13,744      35,303
25            67,653           0   250,000    250,000         0     11,767     53,055          0     11,767      53,055
30            94,177           0   250,000    250,000         0      1,895     76,388          0      1,895      76,388

30 (Age 65)   94,177           0   250,000    250,000         0      1,895     76,388          0      1,895      76,388

(1) Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AETNAVEST II POLICY

                                    TABLE XI
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 55
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $4,200.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1



             PREMIUMS            DEATH BENEFIT
            ACCUMULATED     GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE               CASH SURRENDER VALUE
                AT                 RETURN OF              ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST  -----------------------------  -------------------------------  --------------------------------
 YEAR        PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%   GROSS 6%   GROSS 12%  GROSS 0%    GROSS 6%   GROSS 12%
------     -----------   -------- ---------- ---------  --------   --------   ---------  --------    --------   ---------

1              4,410     250,000   250,000    250,000     2,252      2,439      2,627          0          0           0
2              9,041     250,000   250,000    250,000     4,536      5,058      5,604      1,224      1,746       2,292
3             13,903     250,000   250,000    250,000     6,689      7,697      8,796      3,377      4,385       5,484
4             19,008     250,000   250,000    250,000     8,697     10,342     12,212      5,385      7,030       8,900
5             24,368     250,000   250,000    250,000    10,553     12,986     15,870      7,241      9,674      12,558

6             29,996     250,000   250,000    250,000    12,251     15,622     19,791      9,243     12,614      16,783
7             35,906     250,000   250,000    250,000    13,786     18,246     24,003     11,109     15,569      21,326
8             42,112     250,000   250,000    250,000    15,146     20,843     28,527     12,800     18,497      26,181
9             48,627     250,000   250,000    250,000    16,321     23,404     33,395     14,306     21,389      31,380
10            55,469     250,000   250,000    250,000    17,276     25,891     38,615     15,592     24,207      36,931

15            95,161     250,000   250,000    250,000    17,716     36,072     70,885     17,688     36,044      70,857
20           145,821     250,000   250,000    250,000     8,364     39,646    119,410      8,364     39,646     119,410
25           210,477           0   250,000    250,000         0     27,611    200,157          0     27,611     200,157
30           292,995           0         0    365,060         0          0    347,676          0          0     347,676

10 (Age 65)   55,469     250,000   250,000    250,000    17,276     25,891     38,615     15,592     24,207      36,931

(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                               AETNAVEST II POLICY

                                    TABLE XII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 55
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $4,200.00 ANNUAL BASIC PREMIUM
                                 NONSMOKER RISK
                              FACE AMOUNT $250,000
                             DEATH BENEFIT OPTION 1




             PREMIUMS            DEATH BENEFIT
            ACCUMULATED    GROSS ANNUAL INVESTMENT            TOTAL ACCOUNT VALUE              CASH SURRENDER VALUE
                AT                RETURN OF               ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
POLICY     5% INTEREST   -----------------------------  -------------------------------  --------------------------------
 YEAR        PER YEAR    GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%   GROSS 6%   GROSS 12%  GROSS 0%    GROSS 6%   GROSS 12%
------     -----------   -------- ---------- ---------  --------   --------   ---------  --------    --------   ---------

1              4,410     250,000   250,000    250,000     1,807      1,977      2,149          0          0           0
2              9,041     250,000   250,000    250,000     3,592      4,049      4,530        280        737       1,218
3             13,903     250,000   250,000    250,000     5,163      6,024      6,968      1,851      2,712       3,656
4             19,008     250,000   250,000    250,000     6,513      7,888      9,459      3,201      4,576       6,147
5             24,368     250,000   250,000    250,000     7,632      9,621     11,997      4,320      6,309       8,685

6             29,996     250,000   250,000    250,000     8,490     11,186     14,556      5,482      8,178      11,548
7             35,906     250,000   250,000    250,000     9,064     12,551     17,118      6,387      9,874      14,441
8             42,112     250,000   250,000    250,000     9,316     13,665     19,645      6,970     11,319      17,299
9             48,627     250,000   250,000    250,000     9,197     14,466     22,089      7,182     12,451      20,074
10            55,469     250,000   250,000    250,000     8,660     14,889     24,399      6,976     13,205      22,715

15            95,161           0   250,000    250,000         0      9,055     32,140          0      9,027      32,112
20           145,821           0         0    250,000         0          0     23,473          0          0      23,473
25           210,477           0         0          0         0          0          0          0          0           0
30           292,995           0         0          0         0          0          0          0          0           0

10 (Age 65)   55,469     250,000   250,000    250,000     8,660     14,889     24,399      6,976     13,205      22,715

(1) Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

            VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2003

                                                                                                     Mortality &
                                                               Contract                              Expense
                                                               Purchases               Contract      Guarantee
                                                               Due From                Redemptions   Charges
                                                               ING Life                Due To        Payable To
                                                               Insurance               ING Life      ING Life
                                                               and                     Insurance     Insurance
                                                               Annuity          Total  and Annuity   and Annuity
Subaccount                                      Investments    Company         Assets  Company       Company       Net Assets
--------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                      $ 1,103,943    $      --  $ 1,103,943  $        --   $        30   $   1,103,913
Fidelity VIP Contrafund                          22,302,698           --   22,302,698       97,027           573      22,205,098
Fidelity VIP Equity-Income                       28,565,510           --   28,565,510       94,658           748      28,470,104
Fidelity VIP Growth                               5,137,417           --    5,137,417           --           141       5,137,276
Fidelity VIP High Income                            364,746           --      364,746           --            10         364,736
Fidelity VIP Overseas                             1,082,404           --    1,082,404           --            30       1,082,374
ING Partners JPMorgan Fleming International      12,920,780          132   12,920,912           --           342      12,920,570
ING Partners MFS Capital Opportunities            1,890,270           --    1,890,270        7,280            48       1,882,942
ING Partners MFS Research Equity                  7,925,373          216    7,925,589           --           210       7,925,379
ING Partners Salomon Brothers Aggressive Growth  12,263,079           --   12,263,079          572           327      12,262,180
ING Partners T.Rowe Price Growth Equity           5,023,396           --    5,023,396           --           125       5,023,271
ING VP Balanced                                  19,869,521        6,597   19,876,118           --           530      19,875,588
ING VP Bond                                      15,183,666          300   15,183,966           --           405      15,183,561
ING VP Growth and Income                         83,812,217        2,151   83,814,368           --         2,230      83,812,138
ING VP Growth                                         9,101           --        9,101           --            --           9,101
ING VP Index Plus LargeCap                       15,931,392           --   15,931,392       82,510           401      15,848,481
ING VP Money Market                              22,205,545          110   22,205,655           --           581      22,205,074
ING VP Small Company                              2,397,169           --    2,397,169           --            66       2,397,103
ING VP Strategic Allocation Balanced              1,382,462           --    1,382,462           --            36       1,382,426
ING VP Strategic Allocation Growth                3,577,503           --    3,577,503        1,276            94       3,576,133
ING VP Strategic Allocation Income                1,784,037           --    1,784,037           --            44       1,783,993
ING VP Value Opportunity                             27,255           --       27,255           --             1          27,254
Janus Aspen Series Balanced                      17,568,538           --   17,568,538       70,182           453      17,497,903
Janus Aspen Series Flexible Income                4,602,199           --    4,602,199           --           126       4,602,073
Janus Aspen Series Growth                        17,054,369           --   17,054,369      102,598           444      16,951,327
Janus Aspen Series Mid Cap Growth                16,885,373           --   16,885,373        5,013           446      16,879,914
Janus Aspen Series Worldwide Growth              24,623,328           --   24,623,328       14,471           643      24,608,214
MFS VIT Strategic Income                            420,619           --      420,619           --            12         420,607
MFS VIT Total Return                                288,799           --      288,799           --             8         288,791
Oppenheimer Aggressive Growth                       401,899           --      401,899           --            11         401,888
Oppenheimer Global Securities                     3,616,322        8,211    3,624,533           --            94       3,624,439
Oppenheimer Strategic Bond                        3,950,214           56    3,950,270           --           100       3,950,170


See accompanying notes.

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003


                                                                                                                        NET
                                                                                                         Net change in  INCREASE
                                                                                                         unrealized     (DECREASE)
                                          Mortality               Net           Dividends    NET         appreciation   IN NET
                               Dividends  and         NET         realized      from net     REALIZED    or             ASSETS
                               from       expense     INVESTMENT  gain          realized     GAIN        depreciation   RESULTING
                               investment guarantee   INCOME      (loss) on     gain on      (LOSS) ON   on             FROM
Subaccounts                    income     charges     (LOSS)      investments   investments  INVESTMENTS investments    OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
Fidelity VIP Asset Manager     $ 25,465   $  (7,160)  $  18,305   $   (22,684)  $    9,549   $   (13,135) $   (32,933)  $   (27,763)
Fidelity VIP Contrafund         165,335    (194,619)    (29,284)   (5,591,613)     583,534    (5,008,079)   2,147,032    (2,890,331)
Fidelity VIP Equity-Income      506,956    (292,530)    214,426    (2,931,437)   1,424,304    (1,507,133)    (765,927)   (2,058,634)
Fidelity VIP Growth               9,309    (122,889)   (113,580)     (338,160)     875,026       536,866   (3,018,863)   (2,595,577)
Fidelity VIP High Income         57,445      (4,511)     52,934       (50,859)          --       (50,859)     (62,291)      (60,216)
Fidelity VIP Overseas           137,978     (25,413)    112,565       (55,540)     218,093       162,553     (926,096)     (650,978)
ING Partners JPMorgan Fleming
  International                  53,100    (158,821)   (105,721)   (7,842,793)   4,261,277    (3,581,516)    (173,988)   (3,861,225)
ING Partners MFS Capital
  Opportunities                      --     (26,829)    (26,829)     (670,987)     568,104      (102,883)    (795,911)     (925,623)
ING Partners MFS Research
  Equity                             --    (133,359)   (133,359)   (7,322,499)   2,945,061    (4,377,438)     969,929    (3,540,868)
ING Partners Salomon Brothers
  Aggressive Growth                  --    (205,819)   (205,819)  (16,031,090)   1,411,570   (14,619,520)   8,673,510    (6,151,829)
ING Partners T.Rowe Price
  Growth Equity                   4,182     (26,026)    (21,844)     (185,669)     497,464       311,795     (658,158)     (368,207)
ING VP Balanced                 493,909    (224,391)    269,518    (1,266,173)     886,429      (379,744)  (1,207,552)   (1,317,778)
ING VP Bond                     969,828    (192,921)    776,907       (54,657)     167,787       113,130      552,396     1,442,433
ING VP Growth and Income        786,966  (1,175,592)   (388,626)   (9,860,073)       1,739    (9,858,334) (17,048,211)  (27,295,171)
ING VP Growth                         9        (136)       (127)       (8,767)       1,648        (7,119)        (235)       (7,481)
ING VP Index Plus LargeCap      139,208    (140,517)     (1,309)   (5,185,170)     491,914    (4,693,256)   2,368,783    (2,325,782)
ING VP Money Market           2,286,790    (407,332)  1,879,458      (608,681)          --      (608,681)     (62,866)    1,207,911
ING VP Small Company              2,129      (3,269)     (1,140)       72,118       10,419        82,537      (65,203)       16,194
ING VP Strategic Allocation
  Balanced                       35,454     (12,811)     22,643        (5,860)          --        (5,860)    (128,024)     (111,241)
ING VP Strategic Allocation
  Growth                         50,470     (28,869)     21,601       (38,220)          --       (38,220)    (395,025)     (411,644)
ING VP Strategic Allocation
  Income                         57,298     (13,679)     43,619        (8,480)      11,542         3,062     (101,236)      (54,555)
ING VP Value Opportunity          1,848      (4,623)     (2,775)       (3,707)      26,087        22,380      (83,335)      (63,730)
Janus Aspen Series Balanced     538,630    (192,338)    346,292       500,361           --       500,361   (1,973,991)   (1,127,338)
Janus Aspen Series Flexible
  Income                         51,716      (8,038)     43,678         3,790           --         3,790        1,201        48,669
Janus Aspen Series Growth        16,532    (237,768)   (221,236)   (6,707,368)      48,639    (6,658,729)    (533,583)   (7,413,548)
Janus Aspen Series Mid Cap
  Growth                             --    (255,808)   (255,808)  (20,932,980)         --    (20,932,980)   6,579,267   (14,609,521)
Janus Aspen Series Worldwide
  Growth                        227,122    (446,713)   (219,591)  (21,337,791)         --    (21,337,791)   9,487,584   (12,069,798)
MFS VIT Strategic Income             --        (162)       (162)           (1)          80            79         (786)         (869)
MFS VIT Total Return                873        (496)        377            14        1,286         1,300       (2,108)         (431)
Oppenheimer Aggressive Growth     6,177      (6,053)        124      (104,137)      96,381        (7,756)    (253,531)     (261,163)
Oppenheimer Global Securities    13,886     (21,476)     (7,590)     (634,112)     257,441      (376,671)     117,147      (267,114)
Oppenheimer Main Street
  Growth & Income                   867        (798)         69       (68,866)          --       (68,866)      47,590       (21,207)
Oppenheimer Strategic Bond       40,407     (14,130)     26,277       (28,766)      58,674        29,908       11,542        67,727

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003

                                                                                                                       NET
                                                                                                         Net change in INCREASE
                                                                                                         unrealized    (DECREASE)
                                         Mortality               Net          Dividends    NET           appreciation  IN NET
                              Dividends  and         NET         realized     from net     REALIZED      or            ASSETS
                              from       expense     INVESTMENT  gain         realized     GAIN          depreciation  RESULTING
                              investment guarantee   INCOME      (loss) on    gain on      (LOSS) ON     on            FROM
Subaccounts                   income     charges     (LOSS)      investments  investments  INVESTMENTS   investments   OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
Fidelity VIP Asset Manager  $   19,358   $  (8,326)   $  11,032  $   (74,631)  $      --    $   (74,631) $   (28,045)  $    (91,644)
Fidelity VIP Contrafund        162,299    (191,779)     (29,480)  (1,153,418)                (1,153,418)  (1,084,546)    (2,267,444)
Fidelity VIP Equity-Income     440,000    (249,172)     190,828   (2,861,029)    598,890     (2,262,139)  (2,977,718)    (5,049,029)
Fidelity VIP Growth             23,616     (95,133)     (71,517)    (354,580)         --       (354,580)  (3,134,215)    (3,560,312)
Fidelity VIP High Income        37,844      (3,387)      34,457      (77,455)         --        (77,455)      50,008          7,010
Fidelity VIP Overseas           14,798     (17,538)      (2,740)    (177,523)         --       (177,523)    (220,942)      (401,205)
ING Partners JPMorgan
  Fleming International         88,170    (124,958)     (36,788)     507,779          --        507,779     (114,636)       356,355
ING Partners MFS Capital
  Opportunities                     --     (18,641)     (18,641)  (1,383,473)         --     (1,383,473)     646,777       (755,337)
ING Partners MFS Research
  Equity                        16,620     (89,394)     (72,774)  (1,703,346)         --     (1,703,346)    (816,204)    (2,592,324)
ING Partners Salomon Brothers
  Aggressive Growth                 --    (131,493)    (131,493)  (2,271,385)         --      (2,271,385)  (3,807,990)   (6,210,868)
ING Partners T.Rowe Price
  Growth Equity                  5,394     (23,443)     (18,049)    (871,197)         --       (871,197)     151,647       (737,599)
ING VP Balanced                203,419    (194,872)       8,547   (1,398,805)         --     (1,398,805)    (973,532)    (2,363,790)
ING VP Bond                    514,943    (173,969)     340,974       93,930      75,937        169,867      666,764      1,177,605
ING VP Growth and Income       817,474    (892,326)     (74,852) (12,518,151)         --    (12,518,151) (14,239,360)   (26,832,363)
ING VP Growth                       --         (91)         (91)        (785)         --           (785)      (2,399)        (3,275)
ING VP Index Plus LargeCap      31,605    (124,059)     (92,454)  (3,846,171)         --     (3,846,171)     615,215     (3,323,410)
ING VP Money Market          1,638,964    (459,238)   1,179,726     (842,824)         --       (842,824)     (38,736)       298,166
ING VP Small Company             2,278      (4,943)      (2,665)     (14,184)         --        (14,184)    (120,698)      (137,547)
ING VP Strategic Allocation
  Balanced                      29,375     (11,289)      18,086      (28,106)         --        (28,106)    (116,247)      (126,267)
ING VP Strategic Allocation
  Growth                        50,673     (27,409)      23,264     (135,372)         --       (135,372)    (348,866)      (460,974)
ING VP Strategic Allocation
  Income                        47,196     (13,428)      33,768      (28,467)         --        (28,467)     (80,240)       (74,939)
ING VP Value Opportunity         2,191      (5,012)      (2,821)     (22,966)         --        (22,966)    (132,564)      (158,351)
Janus Aspen Series Balanced    464,217    (184,603)     279,614     (722,141)         --       (722,141)  (1,084,375)    (1,526,902)
Janus Aspen Series Flexible
  Income                        44,281      (9,593)      34,688       11,166          --         11,166       41,578         87,432
Janus Aspen Series Growth           --    (169,939)    (169,939)  (9,896,639)                (9,896,639)   4,340,701     (5,725,877)
Janus Aspen Series Mid Cap                                                 --
  Growth                            --    (163,267)    (163,267)  (5,702,815)                (5,702,815)    (408,145)    (6,274,227)
Janus Aspen Series Worldwide
  Growth                       300,409    (327,678)     (27,269)  (7,237,585)         --     (7,237,585)  (2,632,872)    (9,897,726)
MFS VIT Strategic Income         7,641      (2,527)       5,114          210          --            210       14,358         19,682
MFS VIT Total Return             2,838      (1,943)         895       (1,789)      2,250            461      (14,928)       (13,572)
Oppenheimer Aggressive Growth    2,614      (4,677)      (2,063)    (155,918)         --       (155,918)      (5,546)      (163,527)
Oppenheimer Global Securities   11,261     (22,733)     (11,472)    (295,368)         --       (295,368)    (359,229)      (666,069)
Oppenheimer Main Street
  Growth & Income                   12         (13)          (1)       1,539          --          1,539       (1,855)          (317)
Oppenheimer Strategic Bond     135,809     (15,533)     120,276      (54,296)         --        (54,296)      54,287        120,267

                                                                                                                        NET
                                                                                                         Net change in  INCREASE
                                                                                                         unrealized     (DECREASE)
                                          Mortality               Net          Dividends    NET          appreciation   IN NET
                               Dividends  and         NET         realized     from net     REALIZED     or             ASSETS
                               from       expense     INVESTMENT  gain         realized     GAIN         depreciation   RESULTING
                               investment guarantee   INCOME      (loss) on    gain on      (LOSS) ON    on             FROM
Subaccounts                    income     charges     (LOSS)      investments  investments  INVESTMENTS  investments    OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003
Fidelity VIP Asset Manager     $ 33,745   $ (9,941)   $  23,804   $   (23,748)  $     --    $   (23,748) $   155,323    $   155,379
Fidelity VIP Contrafund          87,272   (180,677)     (93,405)      307,375         --        307,375    4,613,620      4,827,590
Fidelity VIP Equity-Income      437,035    (233,019)    204,016    (1,983,484)        --     (1,983,484)   8,321,496      6,542,028
Fidelity VIP Growth              23,961    (76,597)     (52,636)   (4,118,168)        --     (4,118,168)   6,319,970      2,149,166
Fidelity VIP High Income         26,144     (3,503)      22,641       (40,295)        --        (40,295)      98,108         80,454
Fidelity VIP Overseas            12,326    (10,762)       1,564      (617,912)        --       (617,912)     971,247        354,899
ING Partners JPMorgan Fleming
  International                 211,921   (132,976)      78,945     4,877,970         --      4,877,970      948,980      5,905,895
ING Partners MFS Capital
  Opportunities                   3,099    (14,575)     (11,476)     (540,624)        --       (540,624)     920,810        368,710
ING Partners MFS Research
  Equity                         42,508    (68,670)     (26,162)     (321,040)        --       (321,040)   1,874,086      1,526,884
ING Partners Salomon Brothers
  Aggressive Growth                 --    (104,136)    (104,136)      866,405         --        866,405    2,976,072      3,738,341
ING Partners T.Rowe Price
  Growth Equity                   5,923    (31,305)     (25,382)     (245,754)        --       (245,754)   1,193,114        921,978
ING VP Balanced                 392,435   (187,693)     204,742    (1,058,824)        --     (1,058,824)   4,016,868      3,162,786
ING VP Bond                     285,165   (159,303)     125,862       741,395         --        741,395      (19,045)       848,212
ING VP Growth and Income             --   (736,451)    (736,451)  (14,847,045)        --    (14,847,045)  32,816,962     17,233,466
ING VP Growth                        --        (81)         (81)         (178)        --           (178)       2,328          2,069
ING VP Index Plus LargeCap      158,150   (129,763)      28,387     1,094,108         --      1,094,108    2,021,566      3,144,061
ING VP Money Market             907,463   (381,983)     525,480      (551,196)        --       (551,196)       7,196        (18,520)
ING VP Small Company              5,448    (14,830)      (9,382)      (34,160)        --        (34,160)     530,789        487,247
ING VP Strategic Allocation
  Balanced                       19,731    (11,762)       7,969       (65,429)        --        (65,429)     272,723        215,263
ING VP Strategic Allocation
  Growth                         28,115    (29,226)      (1,111)      (84,297)        --        (84,297)     743,466        658,058
ING VP Strategic Allocation
  Income                         37,279    (14,170)      23,109       (12,948)        --        (12,948)     178,593        188,754
ING VP Value Opportunity            190     (1,774)      (1,584)     (193,084)        --       (193,084)     225,281         30,613
Janus Aspen Series Balanced     390,460   (166,112)     224,348      (597,459)        --       (597,459)   2,533,041      2,159,930
Janus Aspen Series Flexible
  Income                        214,668    (30,738)     183,930        21,441         --         21,441     (170,371)        35,000
Janus Aspen Series Growth        14,000   (145,141)    (131,141)   (2,292,939)        --     (2,292,939)   6,551,604      4,127,524
Janus Aspen Series Mid Cap
  Growth                             --   (151,704)    (151,704)    3,708,338         --      3,708,338    1,189,429      4,746,063
Janus Aspen Series Worldwide
  Growth                        284,230   (227,418)      56,812     2,836,418         --      2,836,418    2,448,804      5,342,034
MFS VIT Strategic Income         20,365     (3,866)      16,499         1,422         --          1,422       16,396         34,317
MFS VIT Total Return              4,423     (2,559)       1,864        (1,481)        --         (1,481)      36,626         37,009
Oppenheimer Aggressive Growth        --     (5,007)      (5,007)     (265,951)        --       (265,951)     380,276        109,318
Oppenheimer Global Securities    20,572    (24,960)      (4,388)       35,930         --         35,930      936,248        967,790
Oppenheimer Strategic Bond      160,881    (24,575)     136,306       143,931         --        143,931      157,678        437,915

See accompanying notes.

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003

                                                             Fidelity
                                                             VIP
                                                             Asset        Fidelity VIP   Fidelity VIP    Fidelity VIP   Fidelity VIP
                                                             Manager      Contrafund     Equity-Income   Growth         High Income
                                                             Subaccount   Subaccount     Subaccount      Subaccount     Subaccount
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                $ 593,122    $23,351,918    $31,062,152     $13,580,280     $ 480,309
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                                18,305        (29,284)       214,426        (113,580)       52,934
  o Net realized gain (loss) on investments                    (13,135)    (5,008,079)    (1,507,133)        536,866       (50,859)
  o Net change in unrealized appreciation or
    depreciation on investments                                (32,933)     2,147,032       (765,927)     (3,018,863)      (62,291)
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    (27,763)    (2,890,331)    (2,058,634)     (2,595,577)      (60,216)
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                      232,343      3,726,482      7,759,386       1,427,726       501,619
  o Participant withdrawals                                   (276,327)    (3,853,091)    (4,907,458)     (1,073,401)     (550,694)
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                             (43,984)      (126,609)     2,851,928         354,325       (49,075)
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (71,747)    (3,016,940)       793,294      (2,241,252)     (109,291)
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
NET ASSETS AT DECEMBER 31, 2001                                521,375     20,334,978     31,855,446      11,339,028       371,018
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                                11,032        (29,480)       190,828         (71,517)       34,457
  o Net realized gain (loss) on investments                    (74,631)    (1,153,418)    (2,262,139)       (354,580)      (77,455)
  o Net change in unrealized appreciation or
    depreciation on investments                                (28,045)    (1,084,546)    (2,977,718      (3,134,215)       50,008
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    (91,644)    (2,267,444)    (5,049,029)     (3,560,312)        7,010
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                      512,484      3,208,342      2,215,589         644,820           (10)
  o Participant withdrawals                                    (41,638)    (3,688,668)    (6,118,360)       (347,248)      (46,755)
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                             470,846       (480,326)    (3,902,771)        297,572       (46,765)
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        379,202     (2,747,770)    (8,951,800)     (3,262,740)      (39,755)
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
NET ASSETS AT DECEMBER 31, 2002                                900,577     17,587,208     22,903,646       8,076,288       331,263
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                                23,804        (93,405)       204,016         (52,636)       22,641
  o Net realized gain (loss) on investments                    (23,748)       307,375     (1,983,484)     (4,118,168)      (40,295)
  o Net change in unrealized appreciation or
    depreciation on investments                                155,323      4,613,620      8,321,496       6,319,970        98,108
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    155,379      4,827,590      6,542,028       2,149,166        80,454
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                       99,037      2,959,437      2,639,801          99,147         5,707
  o Participant withdrawals                                    (51,080)    (3,169,137)    (3,615,371)     (5,187,325)      (52,688)
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                              47,957       (209,700)      (975,570)     (5,088,178)      (46,981)
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        203,336      4,617,890      5,566,458      (2,939,012)       33,473
----------------------------------------------------------  ----------    -----------    -----------      -----------    ---------
NET ASSETS AT DECEMBER 31, 2003                             $1,103,913    $22,205,098    $28,470,104      $5,137,276     $ 364,736
==========================================================  ==========    ===========    ===========      ==========     =========

See accompanying notes.


                                                                               ING Partners
                                                                               JPMorgan         ING Partners
                                                             Fidelity VIP      Fleming          MFS Capital
                                                             Overseas          International    Opportunities
                                                             Subaccount        Subaccount       Subaccount
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                $2,949,948       $18,631,234      $3,499,395
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                                112,565          (105,720)        (26,829)
  o Net realized gain (loss) on investments                     162,553        (3,581,516)       (102,883)
  o Net change in unrealized appreciation or
    depreciation on investments                                (926,096)         (173,988)       (795,911)
----------------------------------------------------------   ----------       -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    (650,978)       (3,861,224)       (925,623)
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                       148,934         3,310,328         613,307
  o Participant withdrawals                                    (380,399)       (5,959,510)       (383,967)
----------------------------------------------------------   ----------       -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                             (231,465)       (2,649,182)        229,340
----------------------------------------------------------   ----------       -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (882,443)       (6,510,406)       (696,283)
----------------------------------------------------------   ----------       -----------      ----------
NET ASSETS AT DECEMBER 31, 2001                               2,067,505        12,120,828       2,803,112
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                                 (2,740)          (36,788)        (18,641)
  o Net realized gain (loss) on investments                    (177,523)          507,779      (1,383,473)
  o Net change in unrealized appreciation or
    depreciation on investments                                (220,942)         (114,636)        646,777
----------------------------------------------------------   ----------       -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    (401,205)          356,355        (755,337)
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                            (9)        5,572,310         401,290
  o Participant withdrawals                                    (301,181)       (2,250,514)       (901,047)
----------------------------------------------------------   ----------       -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                             (301,190)        3,321,796        (499,757)
----------------------------------------------------------   ----------       -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (702,395)        3,678,151      (1,255,094)
----------------------------------------------------------   ----------       -----------      ----------
NET ASSETS AT DECEMBER 31, 2002                               1,365,110        15,798,979       1,548,018
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                                  1,564            78,945         (11,476)
  o Net realized gain (loss) on investments                    (617,912)        4,877,970        (540,624)
  o Net change in unrealized appreciation or
    depreciation on investments                                 971,247           948,980         920,810
----------------------------------------------------------   ----------       -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                     354,899         5,905,895         368,710
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                            --         2,518,443         279,727
  o Participant withdrawals                                    (637,635)      (11,302,747)       (313,513)
----------------------------------------------------------   ----------       -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                             (637,635)       (8,784,304)        (33,786)
----------------------------------------------------------   ----------       -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (282,736)       (2,878,409)        334,924
----------------------------------------------------------   ----------       -----------      ----------
NET ASSETS AT DECEMBER 31, 2003                              $1,082,374       $12,920,570      $1,882,942
==========================================================   ==========       ===========      ==========

See accompanying notes.

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003

                                                                           ING Partners
                                                                           Salomon
                                                            ING Partners   Brothers       ING Partners
                                                            MFS Research   Aggressive     T.Rowe Price    ING VP       ING VP
                                                            Equity         Growth         Growth Equity   Balanced     Bond
                                                            Subaccount     Subaccount     Subaccount      Subaccount   Subaccount
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                               $16,326,818    $25,581,735    $3,043,713      $24,879,948  $19,274,478
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                              (133,359)       (205,820)      (21,844)         269,518      776,906
  o Net realized gain (loss) on investments                 (4,377,438)    (14,619,520)      311,795         (379,744)     113,130
  o Net change in unrealized appreciation or
    depreciation on investments                                969,929       8,673,510      (658,158)      (1,207,552)     552,396
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS
CHANGE FROM UNIT TRANSACTIONS:                              (3,540,868)     (6,151,830)     (368,207)      (1,317,778)   1,442,432
  o Participant purchases                                    2,544,191       3,707,482       571,556        3,987,883    3,645,057
  o Participant withdrawals                                 (2,620,810)     (4,172,546)     (319,363)      (5,494,195)  (2,710,205)
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                             (76,619)       (465,064)      252,193       (1,506,312)     934,852
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (3,617,487)     (6,616,894)     (116,014)      (2,824,090)   2,377,284
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
NET ASSETS AT DECEMBER 31, 2001                             12,709,331      18,964,841     2,927,699       22,055,858   21,651,762
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                               (72,774)       (131,493)      (18,049)           8,547      340,974
  o Net realized gain (loss) on investments                 (1,703,346)     (2,271,385)     (871,197)      (1,398,805)     169,867
  o Net change in unrealized appreciation or
    depreciation on investments                               (816,204)     (3,807,990)      151,647         (973,532)     666,764
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                 (2,592,324)     (6,210,868)     (737,599)      (2,363,790)   1,177,605
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                    1,403,406       2,169,052       712,741        3,353,224    1,773,052
  o Participant withdrawals                                 (4,721,805)     (5,051,458)     (447,308)      (4,825,180)  (7,496,939)
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                          (3,318,399)     (2,882,406)      265,433       (1,471,956)  (5,723,887)
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (5,910,723)     (9,093,274)     (472,166)      (3,835,746)  (4,546,282)
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
NET ASSETS AT DECEMBER 31, 2002                              6,798,608       9,871,567     2,455,533       18,220,112   17,105,480
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                               (26,162)       (104,136)      (25,382)         204,742      125,862
  o Net realized gain (loss) on investments                   (321,040)        866,405      (245,754)      (1,058,824)     741,395
  o Net change in unrealized appreciation or
    depreciation on investments                              1,874,086       2,976,072     1,193,114        4,016,868      (19,045)
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                  1,526,884       3,738,341       921,978        3,162,786      848,212
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                    1,101,507       1,708,755     2,085,101        2,523,378    1,402,780
  o Participant withdrawals                                 (1,501,620)     (3,056,483)     (439,341)      (4,030,688)  (4,172,911)
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                            (400,113)     (1,347,728)    1,645,760       (1,507,310)  (2,770,131)
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      1,126,771       2,390,613     2,567,738        1,655,476   (1,921,919)
----------------------------------------------------------  ----------      -----------   ----------      -----------  -----------
NET ASSETS AT DECEMBER 31, 2003                             $7,925,379      $12,262,180   $5,023,271      $19,875,588  $15,183,561
==========================================================  ==========      ===========   ==========      ===========  ===========




                                                            ING VP                        ING VP
                                                            Growth          ING VP        Index Plus
                                                            and Income      Growth        LargeCap
                                                            Subaccount      Subaccount    Subaccount
----------------------------------------------------------- -----------------------------------------
NET ASSETS AT JANUARY 1, 2001                               $143,549,353    $15,856       $17,614,701
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                                (388,626)      (127)           (1,309)
  o Net realized gain (loss) on investments                   (9,858,334)    (7,119)       (4,693,256)
  o Net change in unrealized appreciation or
    depreciation on investments                              (17,048,211)      (235)        2,368,783
----------------------------------------------------------  ------------    -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS
CHANGE FROM UNIT TRANSACTIONS:                               (27,295,171)    (7,481)       (2,325,782)
  o Participant purchases                                     12,712,908     42,349         2,368,645
  o Participant withdrawals                                  (17,919,440)   (39,494)       (2,983,611)
----------------------------------------------------------  ------------    -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                            (5,206,532)     2,855          (614,966)
----------------------------------------------------------  ------------    -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (32,501,703)    (4,626)       (2,940,748)
----------------------------------------------------------  ------------    -------       -----------
NET ASSETS AT DECEMBER 31, 2001                              111,047,650     11,230        14,673,953
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                                 (74,852)       (91)          (92,454)
  o Net realized gain (loss) on investments                  (12,518,151)      (785)       (3,846,171)
  o Net change in unrealized appreciation or
    depreciation on investments                              (14,239,360)    (2,399)          615,215
----------------------------------------------------------  ------------    -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                  (26,832,363)    (3,275)       (3,323,410)
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                     10,318,522         (4)        2,268,210
  o Participant withdrawals                                  (19,315,072)      (713)       (1,456,053)
----------------------------------------------------------  ------------    -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                            (8,996,550)      (717)          812,157
----------------------------------------------------------  ------------    -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (35,828,913)    (3,992)       (2,511,253)
----------------------------------------------------------  ------------    -------       -----------
NET ASSETS AT DECEMBER 31, 2002                               75,218,737      7,238        12,162,700
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                                (736,451)       (81)           28,387
  o Net realized gain (loss) on investments                  (14,847,045)      (178)        1,094,108
  o Net change in unrealized appreciation or
    depreciation on investments                               32,816,962      2,328         2,021,566
----------------------------------------------------------  ------------    -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                   17,233,466      2,069         3,144,061
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                      8,731,427          6         3,457,230
  o Participant withdrawals                                  (17,371,492)      (212)       (2,915,510)
----------------------------------------------------------  ------------    -------       -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                            (8,640,065)      (206)          541,720
----------------------------------------------------------  ------------    -------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        8,593,401      1,863         3,685,781
----------------------------------------------------------  ------------    -------       -----------
NET ASSETS AT DECEMBER 31, 2003                             $ 83,812,138    $ 9,101       $15,848,481
==========================================================  ============    =======       ===========

See accompanying notes.

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003



                                                                                        ING VP         ING VP         ING VP
                                                                          ING VP        Strategic      Strategic      Strategic
                                                           ING VP         Small         Allocation     Allocation     Allocation
                                                           Money Market   Company       Balanced       Growth         Income
                                                           Subaccount     Subaccount    Subaccount     Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                              $47,127,898     $ 669,475     $1,439,151    $3,266,590    $1,318,990
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                             1,879,458        (1,139)        22,643        21,601        43,619
  o Net realized gain (loss) on investments                   (608,681)       82,537         (5,860)      (38,220)        3,062
  o Net change in unrealized appreciation or depreciation
    on investments                                             (62,866)      (65,203)      (128,024)     (395,025)     (101,236)
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                  1,207,911        16,195       (111,241)     (411,644)      (54,555)
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                    9,355,506       327,444        244,697       491,440       436,158
  o Participant withdrawals                                 (13,406,75)     (461,818)      (258,046)     (457,304)     (147,886)
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                          (4,051,250)     (134,374)       (13,349)       34,136       288,272
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (2,843,339)     (118,179)      (124,590)     (377,508)      233,717
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2001                             44,284,559       551,296      1,314,561     2,889,082     1,552,707
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                             1,179,726        (2,665)        18,086        23,264        33,768
  o Net realized gain (loss) on investments                   (842,824)      (14,184)       (28,106)     (135,372)      (28,467)
  o Net change in unrealized appreciation or depreciation
    on investments                                             (38,736)     (120,698)      (116,247)     (348,866)      (80,240)
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    298,166      (137,547)      (126,267)     (460,974)      (74,939)
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                   10,026,302        47,783        223,952       553,371       248,072
  o Participant withdrawals                                 (11,518,92)      (26,804)      (328,655)     (276,295)     (350,217)
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                          (1,492,619)       20,979       (104,703)      277,076      (102,145)
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (1,194,453)     (116,568)      (230,970)     (183,898)     (177,084)
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2002                             43,090,106       434,728      1,083,591     2,705,184     1,375,623
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                               525,480        (9,382)         7,969        (1,111)       23,109
  o Net realized gain (loss) on investments                   (551,196)      (34,160)       (65,429)      (84,297)      (12,948)
  o Net change in unrealized appreciation or depreciation
    on investments                                               7,196       530,789        272,723       743,466       178,593
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    (18,520)      487,247        215,263       658,058       188,754
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                    3,263,183     1,538,395        295,327       634,442       327,885
  o Participant withdrawals                                 (24,129,69)      (63,267)      (211,755)     (421,551)     (108,269)
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                          (20,866,51)    1,475,128         83,572       212,891       219,616
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (20,885,03)    1,962,375        298,835       870,949       408,370
----------------------------------------------------------  -----------   ----------     ----------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2003                             $22,205,074   $2,397,103     $1,382,426    $3,576,133    $1,783,993
==========================================================  ===========   ==========     ==========    ==========    ==========



                                                                                           Janus
                                                                                           Aspen
                                                             ING VP         Janus          Series
                                                             Value          Aspen Series   Flexible
                                                             Opportunity    Balanced       Income
                                                             Subaccount     Subaccount     Subaccount
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                                $141,474       $23,195,357    $  439,532
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                               (2,775)          346,292        43,677
  o Net realized gain (loss) on investments                    22,380           500,361         3,790
  o Net change in unrealized appreciation or depreciation
    on investments                                            (83,335)       (1,973,991)        1,201
----------------------------------------------------------   --------       -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  (63,730)       (1,127,338)       48,668
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                     533,591         3,467,299     1,077,478
  o Participant withdrawals                                   (62,970)       (5,087,662)     (579,001)
----------------------------------------------------------   --------       -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                            470,621        (1,620,363)      498,477
----------------------------------------------------------   --------       -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       406,891        (2,747,701)      547,145
----------------------------------------------------------   --------       -----------    ----------
NET ASSETS AT DECEMBER 31, 2001                               548,365        20,447,656       986,677
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                               (2,821)          279,614        34,688
  o Net realized gain (loss) on investments                   (22,966)         (722,141)       11,166
  o Net change in unrealized appreciation or depreciation
    on investments                                           (132,564)       (1,084,375)       41,578
----------------------------------------------------------   --------       -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                  (158,351)       (1,526,902)       87,432
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                      80,994         2,545,683        43,348
  o Participant withdrawals                                   (34,972)       (4,139,516)     (125,303)
----------------------------------------------------------   --------       -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                             46,022        (1,593,833)      (81,955)
----------------------------------------------------------   --------       -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (112,329)       (3,120,735)        5,477
----------------------------------------------------------   --------       -----------    ----------
NET ASSETS AT DECEMBER 31, 2002                               436,036        17,326,921       992,154
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                               (1,584)          224,348       183,930
  o Net realized gain (loss) on investments                  (193,084)         (597,459)       21,441
  o Net change in unrealized appreciation or depreciation
    on investments                                            225,281         2,533,041      (170,371)
----------------------------------------------------------   --------       -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    30,613         2,159,930        35,000
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                      48,300         1,579,917     3,784,522
  o Participant withdrawals                                  (487,695)       (3,568,865)     (209,603)
----------------------------------------------------------   --------       -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                           (439,395)       (1,988,948)    3,574,919
----------------------------------------------------------   --------       -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (408,782)          170,982     3,609,919
----------------------------------------------------------   --------       -----------    ----------
NET ASSETS AT DECEMBER 31, 2003                              $ 27,254       $17,497,903    $4,602,073
==========================================================   ========       ===========    ==========

See accompanying notes.

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

YEARS ENDED DECEMBER 31, 2001, 2002 AND 2003




                                                                      Janus         Janus
                                                        Janus         Aspen Series  Aspen Series  MFS VIT     MFS VIT    Oppenheimer
                                                        Aspen Series  Mid Cap       Worldwide     Strategic   Total      Aggressive
                                                        Growth        Growth        Growth        Income      Return     Growth
                                                        Subaccount    Subaccount    Subaccount    Subaccount  Subaccount Subaccount
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                           $29,808,245   $35,689,644   $53,278,669   $  2,082    $31,141    $772,752
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                           (221,236)     (255,807)     (219,591)      (162)       377         124
  o Net realized gain (loss) on investments              (6,658,729)  (20,932,980)  (21,337,791)        79      1,300      (7,756)
  o Net change in unrealized appreciation or
    depreciation on investments                            (533,583)    6,579,267     9,487,584       (786)    (2,108)   (253,531)
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                              (7,413,548)  (14,609,520)  (12,069,798)      (869)      (431)   (261,163)
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                 3,675,397     4,418,178     6,314,718    204,070    154,719      85,080
  o Participant withdrawals                              (5,036,553)   (4,570,993)   (6,260,575)        --    (40,385)   (167,410)
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                       (1,361,156)     (152,815)       54,143    204,070    114,334     (82,330)
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (8,774,704)  (14,762,335)  (12,015,655)   203,201    113,903    (343,493)
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
NET ASSETS AT DECEMBER 31, 2001                          21,033,541    20,927,309    41,263,014    205,283    145,044     429,259
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                           (169,939)     (163,267)      (27,269)     5,114        895      (2,063)
  o Net realized gain (loss) on investments              (9,896,639)   (5,702,815)   (7,237,585)       210        461    (155,918)
  o Net change in unrealized appreciation or
    depreciation on investments                           4,340,701      (408,145)   (2,632,872)    14,358    (14,928)     (5,546)
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                              (5,725,877)   (6,274,227)   (9,897,726)    19,682    (13,572)   (163,527)
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                 2,681,863     2,892,060     3,740,564    118,875    113,541     200,631
  o Participant withdrawals                              (4,029,217)   (3,660,320)   (7,796,516)   (11,221)    (9,071)    (13,501)
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                       (1,347,354)     (768,260)   (4,055,952)   107,654    104,470     187,130
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (7,073,231)   (7,042,487)  (13,953,678)   127,336     90,898      23,603
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
NET ASSETS AT DECEMBER 31, 2002                          13,960,310    13,884,822    27,309,336    332,619    235,942     452,862
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                           (131,141)     (151,704)       56,812     16,499      1,864      (5,007)
  o Net realized gain (loss) on investments              (2,292,939)    3,708,338     2,836,418      1,422     (1,481)   (265,951)
  o Net change in unrealized appreciation or
    depreciation on investments                           6,551,604     1,189,429     2,448,804     16,396     36,626     380,276
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                               4,127,524     4,746,063     5,342,034     34,317     37,009     109,318
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                 1,942,545     1,957,888     2,547,970     69,977     25,661      13,415
  o Participant withdrawals                              (3,079,052)   (3,708,859)  (10,591,126)   (16,306)    (9,821)   (173,707)
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                       (1,136,507)   (1,750,971)   (8,043,156)    53,671     15,840    (160,292)
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   2,991,017     2,995,092    (2,701,122)    87,988     52,849     (50,974)
------------------------------------------------------  -----------   -----------   -----------   --------   --------    --------
NET ASSETS AT DECEMBER 31, 2003                         $ 6,951,327   $16,879,914   $24,608,214   $420,607   $288,791    $401,888
======================================================  ===========   ===========   ===========   ========   ========    ========



                                                                      Oppenheimer
                                                         Oppenheimer  Main Street   Oppenheimer
                                                         Global       Growth &      Strategic
                                                         Securities   Income        Bond
                                                         Subaccount   Subaccount    Subaccount
------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2001                            $1,981,704   $ 390,693     $1,567,214
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                             (7,591)         69         26,278
  o Net realized gain (loss) on investments                (376,671)    (68,866)        29,908
  o Net change in unrealized appreciation or
    depreciation on investments                             117,147      47,590         11,542
-------------------------------------------------------  ----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                (267,115)    (21,207)        67,728
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                   641,009       2,031        331,271
  o Participant withdrawals                                (333,534)   (369,690)      (163,294)
-------------------------------------------------------  ----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                          307,475    (367,659)       167,977
-------------------------------------------------------  ----------    --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      40,360    (388,866)       235,705
-------------------------------------------------------  ----------    --------     ----------
NET ASSETS AT DECEMBER 31, 2001                           2,022,064       1,827      1,802,919
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                            (11,472)         (1)       120,276
  o Net realized gain (loss) on investments                (295,368)      1,539        (54,296)
  o Net change in unrealized appreciation or
    depreciation on investments                            (359,229)     (1,855)        54,287
-------------------------------------------------------  ----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                (666,069)       (317)       120,267
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                 1,243,008          (5)       375,031
  o Participant withdrawals                                (278,666)     (1,505)      (188,965)
-------------------------------------------------------  ----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                          964,342      (1,510)       186,066
-------------------------------------------------------  ----------    --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     298,273      (1,827)       306,333
-------------------------------------------------------  ----------    --------     -----------
NET ASSETS AT DECEMBER 31, 2002                           2,320,337          --      2,109,252
CHANGES FROM OPERATIONS:
  o Net investment income (loss)                             (4,388)         --        136,306
  o Net realized gain (loss) on investments                  35,930          --        143,931
  o Net change in unrealized appreciation or
    depreciation on investments                             936,248          --        157,678
-------------------------------------------------------  ----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                 967,790          --        437,915
CHANGE FROM UNIT TRANSACTIONS:
  o Participant purchases                                   857,966          --      2,136,299
  o Participant withdrawals                                (521,654)         --       (733,296)
-------------------------------------------------------  ----------    --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                          336,312          --      1,403,003
-------------------------------------------------------  ----------    --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,304,102          --      1,840,918
-------------------------------------------------------  ----------    --------     ----------
NET ASSETS AT DECEMBER 31, 2003                          $3,624,439    $     --     $3,950,170
=======================================================  ==========    ========     ==========

See accompanying notes.

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ACCOUNT INFORMATION
    Variable Life B of ING Life Insurance and Annuity Company (the "Account"), formerly known as Variable Life B of Aetna Life Insurance and Annuity Company, is a separate account established by ING Life Insurance and Annuity Company (the "Company"), formerly known as Aetna Life Insurance and Annuity Company, and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended. The Account consists of seven products which are listed below.

        o    Aetna Vest
        o    Aetna Vest II
        o    Aetna Vest Plus
        o    Aetna Vest Estate Protector
        o    Aetna Vest Estate Protector II
        o    Corporate Specialty Market
        o    Corporate Specialty Market II

    Effective October 1, 1998, the Company contracted the administrative servicing obligations of its individual variable life business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY). Although the Company is responsible for all policy terms and conditions, Lincoln Life and LNY are responsible for servicing the individual life contracts, including the payment of benefits, oversight of investment management and contract administration. The assets of the Account are owned by the Company. The portion of the Account's assets supporting the variable life policies may not be used to satisfy liabilities arising out of any other business of the Company.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

    A.  VALUATION OF INVESTMENTS:
    Investments in the following funds are stated at the closing net asset value per share as determined by each fund on December 31, 2003:

    Fidelity Variable Insurance Products Fund (Fidelity VIP):        Janus Aspen Series:
      Fidelity VIP Asset Manager Portfolio                             Janus Aspen Series Balanced Portfolio
      Fidelity VIP Contrafund Portfolio                                Janus Aspen Series Flexible Income Portfolio
      Fidelity VIP Equity-Income Portfolio                             Janus Aspen Series Growth Portfolio
      Fidelity VIP Growth Portfolio                                    Janus Aspen Series Mid Cap Growth Portfolio
      Fidelity VIP High Income Portfolio                               Janus Aspen Series Worldwide Growth Portfolio
      Fidelity VIP Overseas Portfolio

    ING Partners Inc. (ING Partners)*:                               MFS Variable Insurance Trust (MFS VIT):
      ING Partners JPMorgan Fleming International Portfolio            MFS VIT Strategic Income Series
      ING Partners MFS Capital Opportunities Portfolio                 MFS VIT Total Return Series
      ING Partners MFS Research Equity Portfolio
      ING  Partners Salomon Brothers Aggressive Growth Portfolio
      ING Partners T. Rowe Price Growth Equity Portfolio

    ING Funds (ING VP)*:                                             Oppenheimer Funds (Oppenheimer):
      ING VP Balanced Portfolio                                        Oppenheimer Aggressive Growth Fund
      ING VP Bond Portfolio                                            Oppenheimer Global Securities Fund
      ING VP Growth and Income Portfolio                               Oppenheimer Main Street Growth & Income Fund
      ING VP Growth Portfolio                                          Oppenheimer Strategic Bond Fund
      ING VP Index Plus LargeCap Portfolio
      ING VP Money Market Portfolio
      ING VP Small Company Portfolio
      ING VP Strategic Allocation Balanced Portfolio
      ING VP Strategic Allocation Growth Portfolio
      ING VP Strategic Allocation Income Portfolio
      ING VP Value Opportunity Portfolio

    * -- Denotes an affiliate of ING Life Insurance and Annuity Company.

    B.  OTHER
    Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

    C.  FEDERAL INCOME TAXES
    The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. The Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Account's net investment income and the net realized gain on investments.

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES The Company charges each variable sub-account for mortality and expense risk. The amount charged is deducted daily at rates per year specified in each policy.

     The Company deducts a premium load from each premium payment to cover administration expenses, state taxes, and federal income tax liabilities. The percentage deducted from each premium payment is specified in each policy.

     The Company charges monthly administrative fees for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports. The amount of the monthly administrative fees are specified in each policy.

     The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge is equal to the amount at risk multiplied by a monthly cost of insurance rate. The cost of insurance rate is variable and is based on the insured's issue age, sex (where permitted by law), number of policy years elapsed and premium class.

     Under certain circumstances, the Company reserves the right to charge a transfer fee between sub-accounts. The amount of the transfer fee is specified in each policy.

     The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the specified amount, insured's age, risk class and sex (where permitted by law). The maximum surrender charges are included in each policy and are in compliance with each state's nonforfeiture law.

     DIVIDEND INCOME
     On an annual basis, the underlying mutual funds in which the Account invests distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the underlying mutual funds. The Account's proportionate share of each underlying mutual fund's undistributed net investment income and accumulated net realized gain(loss) on investments is included in net change in unrealized appreciation or depreciation on investments in the Statements of Operations and Changes in Net Assets of the Account.

3.   CONDENSED FINANCIAL INFORMATION
     A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges.

                                                 Unit Value    Unit Value
                                                 Beginning     End of       Units                       Total        Investment
Subaccount                                       of Period     Period       Outstanding  Net Assets     Return(1)    Income Ratio(2)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER                                                                                                    3.39%
   Corporate Specialty Market (1.00% Fee Rate)      $ 14.68       $ 17.15        64,379  $ 1,103,913       16.80%
FIDELITY VIP CONTRAFUND                                                                                                       0.45%
   Aetna Vest (1.00% Fee Rate)                        16.17         20.56        69,194    1,422,628       27.19%
   Aetna Vest II (1.00% Fee Rate)                     16.17         20.56        31,077      638,947       27.19%
   Aetna Vest Plus (1.00% Fee Rate)                   16.17         20.56       621,664   12,781,304       27.19%
   Aetna Vest Estate Protector (0.85% Fee Rate)       16.33         20.80        94,007    1,955,365       27.38%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    11.17         14.25       198,100    2,823,359       27.63%
   Corporate Specialty Market (1.00% Fee Rate)        17.39         22.12       106,308    2,351,113       27.19%
   Corporate Specialty Market II (0.70% Fee Rate)     11.14         14.21        16,353      232,382       27.57%
FIDELITY VIP EQUITY-INCOME                                                                                                    1.80%
   Aetna Vest (1.00% Fee Rate)                        13.32         17.19        55,734      958,104       29.03%
   Aetna Vest II (1.00% Fee Rate)                     13.32         17.19        15,076      259,159       29.03%
   Aetna Vest Plus (1.00% Fee Rate)                   13.32         17.19       750,486   12,901,291       29.03%
   Aetna Vest Estate Protector (0.85% Fee Rate)       13.46         17.39       160,159    2,785,443       29.23%
   Aetna Vest Estate Protector II (0.65% Fee Rate)     9.52         12.32       176,475    2,174,502       29.49%
   Corporate Specialty Market (1.00% Fee Rate)        15.33         19.78       474,719    9,391,605       29.03%
FIDELITY VIP GROWTH                                                                                                           0.31%
   Corporate Specialty Market (1.00% Fee Rate)        12.86         16.91       303,784    5,137,276       31.53%
FIDELITY VIP HIGH INCOME                                                                                                      7.46%
   Corporate Specialty Market (1.00% Fee Rate)         7.05          8.88        41,053      364,736       26.00%
FIDELITY VIP OVERSEAS                                                                                                         1.14%
   Corporate Specialty Market (1.00% Fee Rate)         9.65         13.70        78,991    1,082,374       41.94%
ING PARTNERS JPMORGAN FLEMING INTERNATIONAL                                                                                   1.50%
   Aetna Vest (1.00% Fee Rate)                        13.59         17.42        67,282    1,172,250       28.16%
   Aetna Vest II (1.00% Fee Rate)                     13.51         17.32        23,922      414,226       28.16%
   Aetna Vest Plus (1.00% Fee Rate)                   13.44         17.22       404,718    6,968,975       28.16%
   Aetna Vest Estate Protector (0.85% Fee Rate)       10.28         13.19        38,803      511,965       28.35%
   Aetna Vest Estate Protector II (0.65% Fee Rate)     8.34         10.73        67,754      727,068       28.61%
   Corporate Specialty Market (1.00% Fee Rate)        11.26         14.43       216,593    3,126,086       28.16%
ING PARTNERS MFS CAPITAL OPPORTUNITIES                                                                                        0.19%
   Aetna Vest (1.00% Fee Rate)                         8.08         10.24        12,778      130,907       26.80%
   Aetna Vest II (1.00% Fee Rate)                      8.08         10.24         2,573       26,362       26.80%
   Aetna Vest Plus (1.00% Fee Rate)                    8.08         10.24       124,474    1,275,229       26.80%
   Aetna Vest Estate Protector (0.85% Fee Rate)        8.14         10.34         6,297       65,084       26.99%
   Aetna Vest Estate Protector II (0.65% Fee Rate)     8.40         10.69        36,042      385,360       27.24%

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                 Unit Value    Unit Value
                                                 Beginning     End of       Units                       Total        Investment
Subaccount                                       of Period     Period       Outstanding    Net Assets   Return(1)    Income Ratio(2)
------------------------------------------------------------------------------------------------------------------------------------
ING PARTNERS MFS RESEARCH EQUITY                                                                                              0.60%
   Aetna Vest (1.00% Fee Rate)                      $ 9.92        $ 12.27        41,768    $  512,551      23.71%
   Aetna Vest II (1.00% Fee Rate)                     9.96          12.33        18,735       230,936      23.71%
   Aetna Vest Plus (1.00% Fee Rate)                   9.83          12.16       425,722     5,176,049      23.71%
   Aetna Vest Estate Protector (0.85% Fee Rate)       7.60           9.41        34,802       327,498      23.90%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    7.90           9.81        62,173       609,825      24.15%
   Corporate Specialty Market (1.00% Fee Rate)        8.99          11.12        96,083     1,068,520      23.71%
ING PARTNERS SALOMON BROTHERS AGGRESSIVE GROWTH                                                                                  --
   Aetna Vest (1.00% Fee Rate)                       11.13          15.23        54,372       827,913      36.81%
   Aetna Vest II (1.00% Fee Rate)                    11.13          15.23        19,746       300,690      36.81%
   Aetna Vest Plus (1.00% Fee Rate)                  11.13          15.22       546,463     8,317,188      36.81%
   Aetna Vest Estate Protector (0.85% Fee Rate)       6.98           9.57       114,216     1,092,977      37.01%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    5.86           8.05        64,350       518,030      37.28%
   Corporate Specialty Market (1.00% Fee Rate)        9.16          12.52        96,239     1,205,382      36.81%
ING PARTNERS T.ROWE PRICE GROWTH EQUITY                                                                                       0.17%
   Aetna Vest (1.00% Fee Rate)                        9.34          12.10        28,507       345,000      29.63%
   Aetna Vest II (1.00% Fee Rate)                     9.34          12.10        12,589       152,352      29.63%
   Aetna Vest Plus (1.00% Fee Rate)                   9.34          12.10       203,389     2,461,539      29.63%
   Aetna Vest Estate Protector (0.85% Fee Rate)       9.40          12.21        23,264       284,033      29.82%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    9.71          12.64        90,574     1,144,512      30.08%
   Corporate Specialty Market (1.00% Fee Rate)       10.16          13.17        48,291       635,835      29.63%
ING VP BALANCED                                                                                                               2.04%
   Aetna Vest (0.95% Fee Rate)                       23.04          27.12        61,366     1,664,550      17.74%
   Aetna Vest II (1.00% Fee Rate)                    23.23          27.34       134,888     3,687,264      17.69%
   Aetna Vest Plus (1.00% Fee Rate)                  19.48          22.92       469,492    10,763,085      17.69%
   Aetna Vest Estate Protector (0.85% Fee Rate)      14.74          17.38        38,681       672,135      17.86%
   Aetna Vest Estate Protector II (0.65% Fee Rate)   10.62          12.54        77,494       972,157      18.10%
   Corporate Specialty Market (1.00% Fee Rate)       16.96          19.96       106,037     2,116,397      17.69%
ING VP BOND                                                                                                                   1.73%
   Aetna Vest (1.00% Fee Rate)                       30.90          32.52       123,541     4,017,349       5.24%
   Aetna Vest II (1.00% Fee Rate)                    20.77          21.86        40,828       892,620       5.24%
   Aetna Vest Plus (1.00% Fee Rate)                  16.64          17.51       331,911     5,810,899       5.24%
   Aetna Vest Estate Protector (0.85% Fee Rate)      14.91          15.72        45,167       710,011       5.40%
   Aetna Vest Estate Protector II (0.65% Fee Rate)   13.26          14.01        57,770       809,132       5.61%
   Corporate Specialty Market (1.00% Fee Rate)       16.06          16.90       174,195     2,943,550       5.24%
ING VP GROWTH AND INCOME                                                                                                         --
   Aetna Vest (0.95% Fee Rate)                       31.39          39.20       757,126    29,679,978      24.88%
   Aetna Vest II (1.00% Fee Rate)                    17.48          21.82       558,053    12,175,262      24.82%
   Aetna Vest Plus (1.00% Fee Rate)                  14.69          18.33     1,749,210    32,063,645      24.82%
   Aetna Vest Estate Protector (0.85% Fee Rate)      10.56          13.20        93,153     1,229,272      25.00%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    6.84           8.56       202,742     1,736,041      25.25%
   Corporate Specialty Market (1.00% Fee Rate)       13.27          16.56       416,603     6,899,164      24.82%
   Corporate Specialty Market II (0.70% Fee Rate)     6.82           8.54         3,370        28,776      25.19%
ING VP GROWTH                                                                                                                    --
   Corporate Specialty Market (1.00% Fee Rate)        7.81          10.09           901         9,101      29.08%
ING VP INDEX PLUS LARGECAP                                                                                                    1.12%
   Aetna Vest (1.00% Fee Rate)                       12.50          15.61        69,501     1,084,876      24.89%
   Aetna Vest II (1.00% Fee Rate)                    12.50          15.61        26,022       406,185      24.89%
   Aetna Vest Plus (1.00% Fee Rate)                  12.50          15.61       442,154     6,901,811      24.89%
   Aetna Vest Estate Protector (0.85% Fee Rate)      12.61          15.78        73,672     1,162,221      25.07%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    9.22          11.55       249,585     2,883,782      25.32%
   Corporate Specialty Market (1.00% Fee Rate)       12.50          15.61       210,521     3,285,797      24.89%
   Corporate Specialty Market II (0.70% Fee Rate)     9.20          11.52        10,747       123,809      25.26%
ING VP MONEY MARKET                                                                                                           2.36%
   Aetna Vest (1.00% Fee Rate)                       20.50          20.48       105,974     2,170,402      -0.10%
   Aetna Vest II (1.00% Fee Rate)                    14.99          14.97        33,596       502,954      -0.10%
   Aetna Vest Plus (1.00% Fee Rate)                  14.08          14.07       709,898     9,987,933      -0.10%
   Aetna Vest Estate Protector (0.85% Fee Rate)      12.90          12.90        27,513       354,965       0.05%
   Aetna Vest Estate Protector II (0.65% Fee Rate)   11.98          12.01       218,801     2,627,347       0.25%
   Corporate Specialty Market (1.00% Fee Rate)       13.47          13.46       478,597     6,442,074      -0.10%
   Corporate Specialty Market II (0.70% Fee Rate)    11.95          11.97         9,973       119,399       0.20%
ING VP SMALL COMPANY                                                                                                          0.37%
   Corporate Specialty Market (1.00% Fee Rate)       10.80          14.70       163,027     2,397,103      36.10%
ING VP STRATEGIC ALLOCATION BALANCED                                                                                          1.59%
   Aetna Vest (0.85% Fee Rate)                       12.64          14.97         2,851        42,682      18.46%
   Aetna Vest II (1.00% Fee Rate)                    12.53          14.82         5,330        78,993      18.28%
   Aetna Vest Plus (1.00% Fee Rate)                  12.53          14.82        74,420     1,102,938      18.28%
   Aetna Vest Estate Protector (0.85% Fee Rate)      12.66          14.99           908        13,609      18.46%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    9.29          11.03        13,072       144,204      18.70%

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                 Unit Value    Unit Value
                                                 Beginning     End of       Units                       Total        Investment
Subaccount                                       of Period     Period       Outstanding    Net Assets   Return(1)    Income Ratio(2)
------------------------------------------------------------------------------------------------------------------------------------
ING VP STRATEGIC ALLOCATION GROWTH                                                                                            0.92%
   Aetna Vest (0.85% Fee Rate)                     $ 12.17        $ 15.01         7,494   $   112,480      23.29%
   Aetna Vest II (1.00% Fee Rate)                    12.07          14.86         2,309        34,319      23.10%
   Aetna Vest Plus (1.00% Fee Rate)                  12.07          14.86       183,908     2,732,937      23.10%
   Aetna Vest Estate Protector (0.85% Fee Rate)      12.19          15.03        32,939       495,204      23.29%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    8.47          10.47        19,217       201,193      23.54%
ING VP STRATEGIC ALLOCATION INCOME                                                                                            2.39%
   Aetna Vest (0.85% Fee Rate)                       13.55          15.27         1,338        20,436      12.69%
   Aetna Vest II (1.00% Fee Rate)                    13.44          15.12         1,235        18,682      12.52%
   Aetna Vest Plus (1.00% Fee Rate)                  13.44          15.12        78,766     1,191,111      12.52%
   Aetna Vest Estate Protector (0.85% Fee Rate)      13.58          15.30        11,357       173,749      12.69%
   Aetna Vest Estate Protector II (0.65% Fee Rate)   10.60          11.97        31,750       380,015      12.91%
ING VP VALUE OPPORTUNITY                                                                                                      0.11%
   Corporate Specialty Market (1.00% Fee Rate)       10.39          12.82         2,126        27,254      23.36%
JANUS ASPEN SERIES BALANCED                                                                                                   2.21%
   Aetna Vest (1.00% Fee Rate)                       23.83          26.90        20,260       545,072      12.92%
   Aetna Vest II (1.00% Fee Rate)                    24.01          27.11        21,934       594,722      12.92%
   Aetna Vest Plus (1.00% Fee Rate)                  23.82          26.89       472,347    12,702,348      12.92%
   Aetna Vest Estate Protector (0.85% Fee Rate)      19.11          21.61        29,582       639,279      13.08%
   Aetna Vest Estate Protector II (0.65% Fee Rate)   13.59          15.40       139,842     2,153,086      13.31%
   Corporate Specialty Market (1.00% Fee Rate)       20.88          23.58        15,514       365,770      12.92%
   Corporate Specialty Market II (0.70% Fee Rate)    13.55          15.35        32,416       497,626      13.25%
JANUS ASPEN SERIES FLEXIBLE INCOME                                                                                            6.99%
   Corporate Specialty Market (1.00% Fee Rate)       13.52          14.24       323,068     4,602,073       5.33%
JANUS ASPEN SERIES GROWTH                                                                                                     0.09%
   Aetna Vest (1.00% Fee Rate)                       15.90          20.74        36,321       753,116      30.42%
   Aetna Vest II (1.00% Fee Rate)                    15.88          20.72        51,990     1,077,036      30.42%
   Aetna Vest Plus (1.00% Fee Rate)                  15.86          20.69       574,597    11,886,714      30.42%
   Aetna Vest Estate Protector (0.85% Fee Rate)      11.69          15.27        80,454     1,228,614      30.62%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    8.33          10.90       154,061     1,679,706      30.88%
   Corporate Specialty Market (1.00% Fee Rate)       13.05          17.03        19,157       326,141      30.42%
JANUS ASPEN SERIES MID CAP GROWTH                                                                                                --
   Aetna Vest (1.00% Fee Rate)                       15.43          20.65        62,711     1,294,719      33.76%
   Aetna Vest II (1.00% Fee Rate)                    15.43          20.65        32,002       660,700      33.76%
   Aetna Vest Plus (1.00% Fee Rate)                  15.43          20.65       490,724    10,131,273      33.76%
   Aetna Vest Estate Protector (0.85% Fee Rate)       9.45          12.65        76,921       973,348      33.96%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    8.40          11.28       112,857     1,272,760      34.23%
   Corporate Specialty Market (1.00% Fee Rate)       11.59          15.50       157,381     2,439,204      33.76%
   Corporate Specialty Market II (0.70% Fee Rate)     8.38          11.25         9,596       107,910      34.16%
JANUS ASPEN SERIES WORLDWIDE GROWTH                                                                                           1.19%
   Aetna Vest (1.00% Fee Rate)                       19.45          23.87        64,321     1,535,592      22.76%
   Aetna Vest II (1.00% Fee Rate)                    19.45          23.88        40,086       957,263      22.76%
   Aetna Vest Plus (1.00% Fee Rate)                  19.43          23.85       698,322    16,655,301      22.76%
   Aetna Vest Estate Protector (0.85% Fee Rate)      14.16          17.41        86,133     1,499,830      22.94%
   Aetna Vest Estate Protector II (0.65% Fee Rate)    9.38          11.56       193,357     2,234,906      23.19%
   Corporate Specialty Market (1.00% Fee Rate)       16.00          19.64        74,689     1,466,670      22.76%
   Corporate Specialty Market II (0.70% Fee Rate)     9.36          11.52        22,443       258,652      23.13%
MFS VIT STRATEGIC INCOME                                                                                                      5.27%
   Corporate Specialty Market (1.00% Fee Rate)       11.78          12.88        32,659       420,607       9.28%
MFS VIT TOTAL RETURN                                                                                                          1.73%
   Corporate Specialty Market (1.00% Fee Rate)       12.33          14.20        20,341       288,791      15.17%
OPPENHEIMER AGGRESSIVE GROWTH
   Corporate Specialty Market (1.00% Fee Rate)        8.37          10.41        38,612       401,888      24.34%
OPPENHEIMER GLOBAL SECURITIES                                                                                                 0.78%
   Aetna Vest (1.00% Fee Rate)                       11.87          16.80        16,269       273,393      41.60%
   Aetna Vest II (1.00% Fee Rate)                    11.87          16.80        10,689       179,628      41.60%
   Aetna Vest Plus (1.00% Fee Rate)                  11.87          16.80       133,822     2,248,857      41.60%
   Aetna Vest Estate Protector (0.85% Fee Rate)      11.95          16.95        17,145       290,648      41.81%
   Aetna Vest Estate Protector II (0.65% Fee Rate)   12.32          17.50        22,678       396,907      42.10%
   Corporate Specialty Market (1.00% Fee Rate)       12.56          17.78        13,219       235,006      41.60%
OPPENHEIMER STRATEGIC BOND                                                                                                    5.83%
   Aetna Vest (1.00% Fee Rate)                       11.45          13.39         5,039        67,457      16.90%
   Aetna Vest II (1.00% Fee Rate)                    11.45          13.39         2,087        27,941      16.90%
   Aetna Vest Plus (1.00% Fee Rate)                  11.45          13.39       217,793     2,915,912      16.90%
   Aetna Vest Estate Protector (0.85% Fee Rate)      11.54          13.51         2,870        38,764      17.07%
   Aetna Vest Estate Protector II (0.65% Fee Rate)   11.62          13.64        43,362       591,320      17.31%
   Corporate Specialty Market II (0.70% Fee Rate)    11.62          13.62        22,668       308,776      17.25%

(1) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges.

                                                 Unit Value    Unit Value
                                                 Beginning     End of       Units                       Total        Investment
Subaccount                                       of Period     Period       Outstanding  Net Assets     Return(1)    Income Ratio(2)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER                                                                                                    2.32%
   Corporate Specialty Market (1.00% Fee Rate)      $ 16.25       $ 14.68        61,346 $   900,577        -9.64%
FIDELITY VIP CONTRAFUND                                                                                                       0.81%
   Aetna Vest (1.00% Fee Rate)                        18.01         16.17        71,961   1,163,261       -10.25%
   Aetna Vest II (1.00% Fee Rate)                     18.01         16.17        30,527     493,466       -10.25%
   Aetna Vest Plus (1.00% Fee Rate)                   18.01         16.17       639,653  10,340,018       -10.25%
   Aetna Vest Estate Protector (.85% Fee Rate)        18.17         16.33        81,452   1,330,082       -10.12%
   Aetna Vest Estate Protector II (.65% Fee Rate)     12.40         11.17       192,518   2,149,781        -9.94%
   Corporate Specialty Market (1.00% Fee Rate)        19.37         17.39       107,136   1,862,950       -10.25%
   Corporate Specialty Market II (.70% Fee Rate)      12.37         11.14        22,232     247,650        -9.98%
FIDELITY VIP EQUITY-INCOME                                                                                                    1.70%
   Aetna Vest (1.00% Fee Rate)                        16.20         13.32        36,210     482,412       -17.77%
   Aetna Vest II (1.00% Fee Rate)                     16.20         13.32        11,920     158,810       -17.77%
   Aetna Vest Plus (1.00% Fee Rate)                   16.20         13.32       763,665  10,173,922       -17.77%
   Aetna Vest Estate Protector (.85% Fee Rate)        16.34         13.46       149,694   2,014,622       -17.65%
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.53          9.52       199,081   1,894,449       -17.49%
   Corporate Specialty Market (1.00% Fee Rate)        18.65         15.33       533,489   8,179,431       -17.77%
FIDELITY VIP GROWTH                                                                                                           0.25%
   Corporate Specialty Market (1.00% Fee Rate)        18.58         12.86       628,147   8,076,288       -30.80%
FIDELITY VIP HIGH INCOME                                                                                                     11.16%
   Corporate Specialty Market (1.00% Fee Rate)         6.88          7.05        46,981     331,263         2.41%
FIDELITY VIP OVERSEAS                                                                                                         0.84%
   Corporate Specialty Market (1.00% Fee Rate)        12.23          9.65       141,412   1,365,110       -21.07%
ING PARTNERS JPMORGAN FLEMING INTERNATIONAL                                                                                   0.69%
   Aetna Vest (1.00% Fee Rate)                        16.71         13.59        85,008   1,155,674       -18.65%
   Aetna Vest II (1.00% Fee Rate)                     16.61         13.51        27,849     376,270       -18.65%
   Aetna Vest Plus (1.00% Fee Rate)                   16.52         13.44       899,848  12,090,262       -18.65%
   Aetna Vest Estate Protector (.85% Fee Rate)        12.62         10.28        47,541     488,707       -18.53%
   Aetna Vest Estate Protector II (.65% Fee Rate)     10.22          8.34        71,933     600,204       -18.37%
   Corporate Specialty Market (1.00% Fee Rate)        13.84         11.26        96,598   1,087,862       -18.65%
ING PARTNERS MFS CAPITAL OPPORTUNITIES                                                                                           --
   Aetna Vest (1.00% Fee Rate)                        11.69          8.08        12,750     103,016       -30.86%
   Aetna Vest II (1.00% Fee Rate)                     11.69          8.08         2,471      19,964       -30.86%
   Aetna Vest Plus (1.00% Fee Rate)                   11.69          8.08       126,954   1,025,738       -30.86%
   Aetna Vest Estate Protector (.85% Fee Rate)        11.75          8.14         8,768      71,357       -30.75%
   Aetna Vest Estate Protector II (.65% Fee Rate)     12.11          8.40        39,028     327,943       -30.62%
ING PARTNERS MFS RESEARCH EQUITY                                                                                              0.18%
   Aetna Vest (1.00% Fee Rate)                        13.34          9.92        42,922     425,760       -25.64%
   Aetna Vest II (1.00% Fee Rate)                     13.40          9.96        21,820     217,407       -25.64%
   Aetna Vest Plus (1.00% Fee Rate)                   13.22          9.83       458,771   4,508,733       -25.64%
   Aetna Vest Estate Protector (.85% Fee Rate)        10.20          7.60        34,161     259,456       -25.53%
   Aetna Vest Estate Protector II (.65% Fee Rate)     10.59          7.90        54,381     429,658       -25.38%
   Corporate Specialty Market (1.00% Fee Rate)        12.09          8.99       106,526     957,594       -25.64%
ING PARTNERS SALOMON BROTHERS AGGRESSIVE GROWTH                                                                                  --
   Aetna Vest (1.00% Fee Rate)                        17.38         11.13        45,585     507,377       -35.95%
   Aetna Vest II (1.00% Fee Rate)                     17.38         11.13        19,616     218,347       -35.95%
   Aetna Vest Plus (1.00% Fee Rate)                   17.37         11.13       557,435   6,201,632       -35.95%
   Aetna Vest Estate Protector (.85% Fee Rate)        10.89          6.98        88,567     618,585       -35.85%
   Aetna Vest Estate Protector II (.65% Fee Rate)      9.12          5.86        42,046     246,554       -35.73%
   Corporate Specialty Market (1.00% Fee Rate)        14.29          9.16       227,090   2,079,072       -35.95%
ING PARTNERS T.ROWE PRICE GROWTH EQUITY                                                                                       0.20%
   Aetna Vest (1.00% Fee Rate)                        12.29          9.34        16,456     153,635       -24.06%
   Aetna Vest II (1.00% Fee Rate)                     12.29          9.34         6,044      56,420       -24.06%
   Aetna Vest Plus (1.00% Fee Rate)                   12.29          9.34       145,319   1,356,748       -24.06%
   Aetna Vest Estate Protector (.85% Fee Rate)        12.37          9.40         5,398      50,762       -23.94%
   Aetna Vest Estate Protector II (.65% Fee Rate)     12.75          9.71        82,270     799,172       -23.79%
   Corporate Specialty Market (1.00% Fee Rate)        13.37         10.16         3,820      38,796       -24.05%
ING VP BALANCED                                                                                                               1.02%
   Aetna Vest (.95% Fee Rate)                         25.93         23.04        65,146   1,500,793       -11.16%
   Aetna Vest II (1.00% Fee Rate)                     26.16         23.23       145,006   3,368,190       -11.20%
   Aetna Vest Plus (1.00% Fee Rate)                   21.94         19.48       481,733   9,384,085       -11.20%
   Aetna Vest Estate Protector (.85% Fee Rate)        16.58         14.74        30,906     455,652       -11.07%
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.92         10.62        68,692     729,677       -10.89%
   Corporate Specialty Market (1.00% Fee Rate)        19.10         16.96       164,019   2,781,715       -11.20%
ING VP BOND                                                                                                                   2.88%
   Aetna Vest (1.00% Fee Rate)                        28.81         30.90       167,523   5,176,171         7.26%
   Aetna Vest II (1.00% Fee Rate)                     19.37         20.77        49,677   1,031,998         7.26%
   Aetna Vest Plus (1.00% Fee Rate)                   15.51         16.64       362,536   6,030,847         7.26%
   Aetna Vest Estate Protector (.85% Fee Rate)        13.88         14.91        78,572   1,171,840         7.42%
   Aetna Vest Estate Protector II (.65% Fee Rate)     12.32         13.26        71,785     952,007         7.63%
   Corporate Specialty Market (1.00% Fee Rate)        14.97         16.06       170,813   2,742,617         7.26%

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                 Unit Value    Unit Value
                                                 Beginning     End of       Units                       Total        Investment
Subaccount                                       of Period     Period       Outstanding   Net Assets    Return(1)    Income Ratio(2)
------------------------------------------------------------------------------------------------------------------------------------
ING VP GROWTH AND INCOME                                                                                                      0.89%
   Aetna Vest (.95% Fee Rate)                       $ 42.25       $ 31.39       857,237  $26,909,665      -25.70%
   Aetna Vest II (1.00% Fee Rate)                     23.54         17.48       598,039   10,453,505      -25.74%
   Aetna Vest Plus (1.00% Fee Rate)                   19.78         14.69     1,869,907   27,461,230      -25.74%
   Aetna Vest Estate Protector (.85% Fee Rate)        14.19         10.56       131,229    1,385,353      -25.63%
   Aetna Vest Estate Protector II (.65% Fee Rate)      9.17          6.84       211,888    1,448,548      -25.48%
   Corporate Specialty Market (1.00% Fee Rate)        17.87         13.27       565,910    7,508,456      -25.74%
   Corporate Specialty Market II (.70% Fee Rate)       9.16          6.82         7,622       51,980      -25.52%
ING VP GROWTH                                                                                                                    --
   Corporate Specialty Market (1.00% Fee Rate)        11.08          7.81           925        7,238      -29.50%
ING VP INDEX PLUS LARGECAP                                                                                                    0.23%
   Aetna Vest (1.00% Fee Rate)                        16.09         12.50        83,083    1,038,442      -22.31%
   Aetna Vest II (1.00% Fee Rate)                     16.09         12.50        24,584      307,276      -22.31%
   Aetna Vest Plus (1.00% Fee Rate)                   16.09         12.50       469,735    5,871,200      -22.31%
   Aetna Vest Estate Protector (.85% Fee Rate)        16.21         12.61        84,399    1,064,535      -22.19%
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.83          9.22       242,237    2,233,326      -22.04%
   Corporate Specialty Market (1.00% Fee Rate)        16.09         12.50       116,948    1,461,580      -22.31%
   Corporate Specialty Market II (.70% Fee Rate)      11.80          9.20        20,261      186,341      -22.08%
ING VP MONEY MARKET                                                                                                           3.49%
   Aetna Vest (1.00% Fee Rate)                        20.38         20.50       123,268    2,527,247        0.61%
   Aetna Vest II (1.00% Fee Rate)                     14.90         14.99        37,221      557,794        0.61%
   Aetna Vest Plus (1.00% Fee Rate)                   14.00         14.08       884,270   12,454,224        0.61%
   Aetna Vest Estate Protector (.85% Fee Rate)        12.80         12.90       123,367    1,590,946        0.76%
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.86         11.98       208,055    2,492,195        0.96%
   Corporate Specialty Market (1.00% Fee Rate)        13.39         13.47     1,726,586   23,264,751        0.61%
   Corporate Specialty Market II (.70% Fee Rate)      11.84         11.95        16,984      202,949        0.91%
ING VP SMALL COMPANY                                                                                                          0.46%
   Corporate Specialty Market (1.00% Fee Rate)        14.21         10.80        40,240      434,728      -23.99%
ING VP STRATEGIC ALLOCATION BALANCED                                                                                          2.47%
   Aetna Vest (.85% Fee Rate)                         14.09         12.64         2,302       29,087      -10.30%
   Aetna Vest II (1.00% Fee Rate)                     13.99         12.53         4,931       61,775      -10.44%
   Aetna Vest Plus (1.00% Fee Rate)                   13.99         12.53        65,802      824,465      -10.44%
   Aetna Vest Estate Protector (.85% Fee Rate)        14.11         12.66           785        9,940      -10.30%
   Aetna Vest Estate Protector II (.65% Fee Rate)     10.34          9.29        17,036      158,324      -10.12%
ING VP STRATEGIC ALLOCATION GROWTH                                                                                            1.78%
   Aetna Vest (.85% Fee Rate)                         14.24         12.17         5,532       67,350      -14.49%
   Aetna Vest II (1.00% Fee Rate)                     14.14         12.07         3,468       41,859      -14.62%
   Aetna Vest Plus (1.00% Fee Rate)                   14.14         12.07       175,845    2,122,660      -14.62%
   Aetna Vest Estate Protector (.85% Fee Rate)        14.26         12.19        25,554      311,609      -14.49%
   Aetna Vest Estate Protector II (.65% Fee Rate)      9.89          8.47        19,081      161,706      -14.32%
ING VP STRATEGIC ALLOCATION INCOME                                                                                            3.23%
   Aetna Vest (.85% Fee Rate)                         14.29         13.55         1,383       18,737       -5.16%
   Aetna Vest II (1.00% Fee Rate)                     14.19         13.44           309        4,153       -5.30%
   Aetna Vest Plus (1.00% Fee Rate)                   14.19         13.44        71,448      960,253       -5.30%
   Aetna Vest Estate Protector (.85% Fee Rate)        14.31         13.58         5,866       79,634       -5.16%
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.15         10.60        29,513      312,846       -4.97%
ING VP VALUE OPPORTUNITY                                                                                                      0.44%
   Corporate Specialty Market (1.00% Fee Rate)        14.18         10.39        41,966      436,036      -26.70%
JANUS ASPEN SERIES MID CAP GROWTH                                                                                                --
   Aetna Vest (1.00% Fee Rate)                        21.63         15.43        69,763    1,076,791      -28.65%
   Aetna Vest II (1.00% Fee Rate)                     21.63         15.43        31,759      490,192      -28.65%
   Aetna Vest Plus (1.00% Fee Rate)                   21.63         15.43       508,824    7,853,630      -28.65%
   Aetna Vest Estate Protector (.85% Fee Rate)        13.22          9.45        78,949      745,749      -28.55%
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.73          8.40       115,326      968,964      -28.40%
   Corporate Specialty Market (1.00% Fee Rate)        16.24         11.59       227,333    2,634,133      -28.65%
   Corporate Specialty Market II (.70% Fee Rate)      11.71          8.38        13,763      115,363      -28.44%
JANUS ASPEN SERIES BALANCED                                                                                                   2.37%
   Aetna Vest (1.00% Fee Rate)                        25.72         23.83        27,785      662,020       -7.38%
   Aetna Vest II (1.00% Fee Rate)                     25.92         24.01        30,642      735,792       -7.38%
   Aetna Vest Plus (1.00% Fee Rate)                   25.71         23.82       502,014   11,955,953       -7.38%
   Aetna Vest Estate Protector (.85% Fee Rate)        20.60         19.11        49,963      954,800       -7.24%
   Aetna Vest Estate Protector II (.65% Fee Rate)     14.62         13.59       157,260    2,136,826       -7.05%
   Corporate Specialty Market (1.00% Fee Rate)        22.54         20.88        13,201      275,637       -7.38%
   Corporate Specialty Market II (.70% Fee Rate)      14.59         13.55        44,700      605,893       -7.10%
JANUS ASPEN SERIES FLEXIBLE INCOME                                                                                            4.60%
   Corporate Specialty Market (1.00% Fee Rate)        12.36         13.52        73,366      992,154        9.38%
JANUS ASPEN SERIES GROWTH                                                                                                        --
   Aetna Vest (1.00% Fee Rate)                        21.85         15.90        46,376      737,306      -27.24%
   Aetna Vest II (1.00% Fee Rate)                     21.83         15.88        50,210      797,534      -27.24%
   Aetna Vest Plus (1.00% Fee Rate)                   21.80         15.86       620,715    9,845,577      -27.24%
   Aetna Vest Estate Protector (.85% Fee Rate)        16.04         11.69        81,350      951,098      -27.13%
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.41          8.33       169,653    1,413,301      -26.99%
   Corporate Specialty Market (1.00% Fee Rate)        17.94         13.05        16,508      215,494      -27.24%

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                 Unit Value    Unit Value
                                                  Beginning    End of       Units                       Total        Investment
Subaccount                                        of Period    Period       Outstanding  Net Assets     Return(1)    Income Ratio(2)
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH
   Aetna Vest (1.00% Fee Rate)                      $ 26.37       $ 19.45        84,723 $ 1,647,694       -26.24%
   Aetna Vest II (1.00% Fee Rate)                     26.37         19.45        43,043     837,313       -26.24%
   Aetna Vest Plus (1.00% Fee Rate)                   26.34         19.43       838,232  16,285,905       -26.24%
   Aetna Vest Estate Protector (.85% Fee Rate)        19.17         14.16        83,398   1,181,207       -26.13%
   Aetna Vest Estate Protector II (.65% Fee Rate)     12.68          9.38       208,999   1,960,990       -25.98%
   Corporate Specialty Market (1.00% Fee Rate)        21.69         16.00       321,623   5,144,827       -26.24%
   Corporate Specialty Market II (.70% Fee Rate)      12.65          9.36        26,859     251,400       -26.02%
MFS VIT STRATEGIC INCOME                                                                                                      3.02%
   Corporate Specialty Market (1.00% Fee Rate)        10.98         11.78        28,225     332,619         7.33%
MFS VIT TOTAL RETURN                                                                                                          1.46%
   Corporate Specialty Market (1.00% Fee Rate)        13.13         12.33        19,137     235,942        -6.11%
OPPENHEIMER AGGRESSIVE GROWTH                                                                                                 0.56%
   Corporate Specialty Market (1.00% Fee Rate)        11.71          8.37        54,102     452,862       -28.51%
OPPENHEIMER GLOBAL SECURITIES                                                                                                 0.47%
   Aetna Vest (1.00% Fee Rate)                        15.39         11.87        23,715     281,446       -22.91%
   Aetna Vest II (1.00% Fee Rate)                     15.39         11.87        13,028     154,610       -22.91%
   Aetna Vest Plus (1.00% Fee Rate)                   15.39         11.87       116,952   1,387,961       -22.91%
   Aetna Vest Estate Protector (.85% Fee Rate)        15.48         11.95         6,965      83,264       -22.79%
   Aetna Vest Estate Protector II (.65% Fee Rate)     15.92         12.32        20,255     249,481       -22.64%
   Corporate Specialty Market (1.00% Fee Rate)        16.29         12.56        13,028     163,575       -22.91%
OPPENHEIMER MAIN STREET GROWTH & INCOME                                                                                       0.75%
OPPENHEIMER STRATEGIC BOND                                                                                                    7.50%
   Aetna Vest (1.00% Fee Rate)                        10.77         11.45         1,353      15,500         6.37%
   Aetna Vest II (1.00% Fee Rate)                     10.77         11.45         1,865      21,363         6.37%
   Aetna Vest Plus (1.00% Fee Rate)                   10.77         11.45        93,342   1,069,109         6.37%
   Aetna Vest Estate Protector (.85% Fee Rate)        10.83         11.54        20,946     241,647         6.53%
   Aetna Vest Estate Protector II (.65% Fee Rate)     10.89         11.62        34,707     403,464         6.75%
   Corporate Specialty Market (1.00% Fee Rate)        11.05         11.76         3,729      43,840         6.35%
   Corporate Specialty Market II (.70% Fee Rate)      10.89         11.62        27,056     314,329         6.69%

(1) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges.

                                                 Unit Value    Unit Value
                                                 Beginning     End of       Units                       Total        Investment
Subaccount                                       of Period     Period       Outstanding  Net Assets     Return(2)    Income Ratio(3)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER                                                                                                   3.56%
   Corporate Specialty Market (1.00% Fee Rate)      $ 17.11       $ 16.25        32,034  $  520,443       (5.06%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  11.66         11.10            84         932       (4.78%)
FIDELITY VIP CONTRAFUND                                                                                                       0.81%
   Aetna Vest (1.00% Fee Rate)                        20.73         18.01        67,091   1,208,419      (13.12%)
   Aetna Vest II (1.00% Fee Rate)                     20.73         18.01        28,511     513,528      (13.12%)
   Aetna Vest Plus (1.00% Fee Rate)                   20.73         18.01       639,016  11,509,624      (13.12%)
   Aetna Vest Estate Protector (.85% Fee Rate)        20.88         18.17        75,485   1,371,373      (12.99%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     14.22         12.40       162,350   2,012,912      (12.81%)
   Corporate Specialty Market (1.00% Fee Rate)        22.30         19.37       179,451   3,476,859      (13.11%)
   Corporate Specialty Market II (.70% Fee Rate)      14.20         12.37        19,577     242,263      (12.86%)
FIDELITY VIP EQUITY-INCOME                                                                                                    1.70%
   Aetna Vest (1.00% Fee Rate)                        17.22         16.20        30,681     497,101       (5.90%)
   Aetna Vest II (1.00% Fee Rate)                     17.22         16.20         9,698     157,130       (5.90%)
   Aetna Vest Plus (1.00% Fee Rate)                   17.22         16.20     1,029,327  16,677,431       (5.90%)
   Aetna Vest Estate Protector (.85% Fee Rate)        17.34         16.34       151,319   2,472,977       (5.76%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     12.21         11.53       161,019   1,856,945       (5.57%)
   Corporate Specialty Market (1.00% Fee Rate)        19.82         18.65       546,650  10,192,896       (5.91%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  12.20         11.51            84         966       (5.62%)
FIDELITY VIP GROWTH                                                                                                           0.08%
   Corporate Specialty Market (1.00% Fee Rate)        22.79         18.58       610,227  11,338,260      (18.47%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  15.85         12.96            59         768      (18.23%)
FIDELITY VIP HIGH INCOME                                                                                                     12.73%
   Corporate Specialty Market (1.00% Fee Rate)         7.88          6.88        53,789     370,335      (12.66%)
   Corporate Specialty Market II (.70% Fee Rate) (1)   7.62          6.68           102         683      (12.31%)
FIDELITY VIP OVERSEAS                                                                                                         5.43%
   Corporate Specialty Market (1.00% Fee Rate)        15.67         12.23       168,983   2,066,823      (21.95%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  12.13          9.50            72         682      (21.70%)
ING PARTNERS JPMORGAN FLEMING INTERNATIONAL                                                                                   0.32%
   Aetna Vest (1.00% Fee Rate)                        23.10         16.71        87,754   1,466,520      (27.66%)
   Aetna Vest II (1.00% Fee Rate)                     22.96         16.61        27,723     460,435      (27.66%)
   Aetna Vest Plus (1.00% Fee Rate)                   22.83         16.52       441,851   7,297,737      (27.66%)
   Aetna Vest Estate Protector (.85% Fee Rate)        17.42         12.62        39,701     500,928      (27.55%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     14.08         10.22        47,149     481,908      (27.40%)
   Corporate Specialty Market (1.00% Fee Rate)        19.13         13.84       138,142   1,912,400      (27.63%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  14.06         10.20            88         900      (27.43%)
ING PARTNERS MFS CAPITAL OPPORTUNITIES                                                                                           --
   Aetna Vest (1.00% Fee Rate)                        15.69         11.69        13,743     160,598      (25.50%)
   Aetna Vest II (1.00% Fee Rate)                     15.69         11.69         3,395      39,673      (25.50%)
   Aetna Vest Plus (1.00% Fee Rate)                   15.69         11.69       137,268   1,604,084      (25.50%)
   Aetna Vest Estate Protector (.85% Fee Rate)        15.75         11.75        17,894     210,316      (25.39%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     16.20         12.11        64,978     786,914      (25.24%)
   Corporate Specialty Market (1.00% Fee Rate)        17.14         12.77            60         761      (25.47%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  16.38         12.24            63         766      (25.28%)
ING PARTNERS MFS RESEARCH EQUITY                                                                                                 --
   Aetna Vest (1.00% Fee Rate)                        17.03         13.34        44,756     597,023      (21.67%)
   Aetna Vest II (1.00% Fee Rate)                     17.11         13.40        23,703     317,594      (21.67%)
   Aetna Vest Plus (1.00% Fee Rate)                   16.87         13.22       462,561   6,113,361      (21.67%)
   Aetna Vest Estate Protector (.85% Fee Rate)        13.00         10.20        30,439     310,437      (21.55%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     13.47         10.59        58,802     622,574      (21.40%)
   Corporate Specialty Market (1.00% Fee Rate)        15.43         12.09       392,730   4,747,552      (21.66%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  13.45         10.57            75         790      (21.44%)
ING PARTNERS SALOMON BROTHERS AGGRESSIVE GROWTH                                                                                  --
   Aetna Vest (1.00% Fee Rate)                        23.47         17.38        48,145     836,649      (25.95%)
   Aetna Vest II (1.00% Fee Rate)                     23.47         17.38        21,984     382,062      (25.95%)
   Aetna Vest Plus (1.00% Fee Rate)                   23.46         17.37       579,578  10,067,265      (25.95%)
   Aetna Vest Estate Protector (.85% Fee Rate)        14.68         10.89        85,688     933,005      (25.84%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     12.28          9.12        45,731     417,212      (25.69%)
   Corporate Specialty Market (1.00% Fee Rate)        19.30         14.29       442,701   6,328,043      (25.94%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  12.26          9.11            66         605      (25.70%)
ING PARTNERS T. ROWE PRICE GROWTH EQUITY                                                                                      0.14%
   Aetna Vest (1.00% Fee Rate)                        13.83         12.29         9,874     121,395      (11.11%)
   Aetna Vest II (1.00% Fee Rate)                     13.83         12.29         6,260      76,950      (11.11%)
   Aetna Vest Plus (1.00% Fee Rate)                   13.83         12.29       144,123   1,771,874      (11.11%)
   Aetna Vest Estate Protector (.85% Fee Rate)        13.89         12.37         9,525     117,778      (10.98%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     14.29         12.75        65,738     837,928      (10.80%)
   Corporate Specialty Market (1.00% Fee Rate) (1)    15.05         13.37            63         844      (11.12%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  14.43         12.86            72         930      (10.89%)

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                 Unit Value    Unit Value
                                                 Beginning     End of       Units                       Total        Investment
Subaccount                                       of Period     Period       Outstanding    Net Assets   Return(2)    Income Ratio(3)
------------------------------------------------------------------------------------------------------------------------------------
ING VP BALANCED                                                                                                                2.16%
   Aetna Vest (.95% Fee Rate)                       $ 27.33       $ 25.93        73,969   $ 1,918,019      (5.12%)
   Aetna Vest II (1.00% Fee Rate)                     27.58         26.16       158,228     4,138,890      (5.16%)
   Aetna Vest Plus (1.00% Fee Rate)                   23.13         21.94       494,455    10,846,852      (5.16%)
   Aetna Vest Estate Protector (.85% Fee Rate)        17.45         16.58        30,378       503,597      (5.02%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     12.53         11.92        68,825       820,428      (4.83%)
   Corporate Specialty Market (1.00% Fee Rate)        20.14         19.10       200,384     3,827,106      (5.16%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  12.51         11.89            81           966      (4.91%)
ING VP BOND                                                                                                                    4.92%
   Aetna Vest (1.00% Fee Rate)                        26.76         28.81       209,699     6,040,967       7.66%
   Aetna Vest II (1.00% Fee Rate)                     17.99         19.37        43,197       836,656       7.66%
   Aetna Vest Plus (1.00% Fee Rate)                   14.41         15.51       345,381     5,356,747       7.66%
   Aetna Vest Estate Protector (.85% Fee Rate)        12.88         13.88        66,365       921,437       7.82%
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.41         12.32        81,797     1,007,868       8.04%
   Corporate Specialty Market (1.00% Fee Rate)        13.90         14.97       500,136     7,487,019       7.66%
   Corporate Specialty Market II (.70% Fee Rate) (1)  11.39         12.25            87         1,068       7.56%
ING VP GROWTH AND INCOME                                                                                                       0.65%
   Aetna Vest (.95% Fee Rate)                         52.27         42.25       955,000    40,349,341     (19.17%)
   Aetna Vest II (1.00% Fee Rate)                     29.14         23.54       620,714    14,610,550     (19.21%)
   Aetna Vest Plus (1.00% Fee Rate)                   24.48         19.78     1,950,315    38,569,814     (19.21%)
   Aetna Vest Estate Protector (.85% Fee Rate)        17.54         14.19       127,634     1,811,707     (19.09%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.32          9.17       190,137     1,744,272     (18.93%)
   Corporate Specialty Market (1.00% Fee Rate)        22.12         17.87       777,927    13,899,049     (19.21%)
   Corporate Specialty Market II (.70% Fee Rate)      11.30          9.16         6,872        62,917     (18.97%)
ING VP GROWTH                                                                                                                  0.07%
   Corporate Specialty Market (1.00% Fee Rate)        15.35         11.08           948        10,544     (27.80%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  15.06         10.91            63           686     (27.59%)
ING VP INDEX PLUS LARGECAP                                                                                                     0.91%
   Aetna Vest (1.00% Fee Rate)                        18.81         16.09        88,236     1,419,557     (14.48%)
   Aetna Vest II (1.00% Fee Rate)                     18.81         16.09        28,450       457,710     (14.48%)
   Aetna Vest Plus (1.00% Fee Rate)                   18.81         16.09       443,738     7,138,938     (14.48%)
   Aetna Vest Estate Protector (.85% Fee Rate)        18.93         16.21        79,109     1,282,408     (14.35%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     13.78         11.83       222,600     2,632,372     (14.18%)
   Corporate Specialty Market (1.00% Fee Rate)        18.81         16.09        95,041     1,528,882     (14.49%)
   Corporate Specialty Market II (.70% Fee Rate)      13.76         11.80        18,139       214,086     (14.22%)
ING VP MONEY MARKET                                                                                                            5.48%
   Aetna Vest (1.00% Fee Rate)                        19.80         20.38       124,544     2,537,919       2.90%
   Aetna Vest II (1.00% Fee Rate)                     14.48         14.90        45,544       678,392       2.90%
   Aetna Vest Plus (1.00% Fee Rate)                   13.60         14.00     1,239,985    17,358,195       2.90%
   Aetna Vest Estate Protector (.85% Fee Rate)        12.42         12.80        56,149       718,619       3.06%
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.49         11.86       217,990     2,586,281       3.26%
   Corporate Specialty Market (1.00% Fee Rate)        13.02         13.39     1,509,812    20,220,377       2.90%
   Corporate Specialty Market II (.70% Fee Rate)      11.47         11.84        15,604       184,776       3.21%
ING VP SMALL COMPANY                                                                                                           0.65%
   Corporate Specialty Market (1.00% Fee Rate)        13.81         14.21        38,701       550,101       2.96%
   Corporate Specialty Market II (.70% Fee Rate) (1)  13.17         13.60            88         1,195       3.30%
ING VP STRATEGIC ALLOCATION BALANCED                                                                                           2.65%
   Aetna Vest (.85% Fee Rate)                         15.28         14.09         2,426        34,179      (7.78%)
   Aetna Vest II (1.00% Fee Rate)                     15.19         13.99         4,659        65,176      (7.92%)
   Aetna Vest Plus (1.00% Fee Rate)                   15.19         13.99        75,629     1,058,029      (7.92%)
   Aetna Vest Estate Protector (.85% Fee Rate)        15.30         14.11           657         9,264      (7.78%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.19         10.34        14,305       147,913      (7.60%)
ING VP STRATEGIC ALLOCATION GROWTH                                                                                             1.68%
   Aetna Vest (.85% Fee Rate)                         16.23         14.24         6,039        85,980     (12.29%)
   Aetna Vest II (1.00% Fee Rate)                     16.14         14.14         3,735        52,809     (12.42%)
   Aetna Vest Plus (1.00% Fee Rate)                   16.14         14.14       161,940     2,289,435     (12.42%)
   Aetna Vest Estate Protector (.85% Fee Rate)        16.26         14.26        23,843       340,000     (12.29%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.25          9.89        12,219       120,858     (12.12%)
ING VP STRATEGIC ALLOCATION INCOME                                                                                             3.87%
   Aetna Vest (.85% Fee Rate)                         14.76         14.29           954        13,626      (3.21%)
   Aetna Vest II (1.00% Fee Rate)                     14.68         14.19           973        13,811      (3.34%)
   Aetna Vest Plus (1.00% Fee Rate)                   14.68         14.19        81,404     1,155,290      (3.34%)
   Aetna Vest Estate Protector (.85% Fee Rate)        14.79         14.31         4,346        62,210      (3.20%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     11.50         11.15        27,592       307,770      (3.00%)
ING VP VALUE OPPORTUNITY                                                                                                       0.40%
   Corporate Specialty Market (1.00% Fee Rate)        15.84         14.18        38,615       547,388     (10.52%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  14.95         13.41            73           977     (10.25%)
JANUS ASPEN SERIES MID CAP GROWTH                                                                                                 --
   Aetna Vest (1.00% Fee Rate)                        36.09         21.63        87,698     1,897,225     (40.05%)
   Aetna Vest II (1.00% Fee Rate)                     36.09         21.63        38,471       832,257     (40.05%)
   Aetna Vest Plus (1.00% Fee Rate)                   36.09         21.63       555,480    12,016,992     (40.05%)
   Aetna Vest Estate Protector (.85% Fee Rate)        22.02         13.22        94,946     1,255,146     (39.96%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     19.51         11.73       106,344     1,247,933     (39.84%)
   Corporate Specialty Market (1.00% Fee Rate)        27.08         16.24       218,248     3,544,448     (40.03%)
   Corporate Specialty Market II (.70% Fee Rate)      19.48         11.71        11,381       133,308     (39.87%)

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

3. CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                 Unit Value    Unit Value
                                                 Beginning     End of       Units                       Total        Investment
Subaccount                                       of Period     Period       Outstanding    Net Assets   Return(2)    Income Ratio(3)
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED                                                                                                   2.65%
   Aetna Vest (1.00% Fee Rate)                      $ 27.25       $ 25.72        28,382   $   730,103    (5.61%)
   Aetna Vest II (1.00% Fee Rate)                     27.47         25.92        25,457       659,962    (5.61%)
   Aetna Vest Plus (1.00% Fee Rate)                   27.24         25.71       510,123    13,116,561    (5.61%)
   Aetna Vest Estate Protector (.85% Fee Rate)        21.79         20.60        48,619     1,001,607    (5.47%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     15.43         14.62       149,526     2,185,875    (5.28%)
   Corporate Specialty Market (1.00% Fee Rate)        23.89         22.54        96,407     2,173,336    (5.64%)
   Corporate Specialty Market II (.70% Fee Rate)      15.41         14.59        39,767       580,212    (5.33%)
JANUS ASPEN SERIES FLEXIBLE INCOME                                                                                            6.43%
   Corporate Specialty Market (1.00% Fee Rate)        11.59         12.36        79,710       985,546     6.67%
   Corporate Specialty Market II (.70% Fee Rate) (1)  11.27         12.05            94         1,131     6.99%
JANUS ASPEN SERIES GROWTH                                                                                                     0.07%
   Aetna Vest (1.00% Fee Rate)                        29.32         21.85        50,329     1,099,750   (25.48%)
   Aetna Vest II (1.00% Fee Rate)                     29.30         21.83        60,631     1,323,662   (25.48%)
   Aetna Vest Plus (1.00% Fee Rate)                   29.26         21.80       641,173    13,977,881   (25.48%)
   Aetna Vest Estate Protector (.85% Fee Rate)        21.50         16.04        92,797     1,488,914   (25.37%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     15.26         11.41       169,316     1,931,819   (25.22%)
   Corporate Specialty Market (1.00% Fee Rate)        24.08         17.94        67,484     1,210,763   (25.48%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  15.24         11.81            64           752   (22.48%)
JANUS ASPEN SERIES WORLDWIDE GROWTH                                                                                           0.49%
   Aetna Vest (1.00% Fee Rate)                        34.34         26.37       110,944     2,925,377   (23.21%)
   Aetna Vest II (1.00% Fee Rate)                     34.35         26.37        47,372     1,249,421   (23.21%)
   Aetna Vest Plus (1.00% Fee Rate)                   34.30         26.34       879,764    23,174,798   (23.21%)
   Aetna Vest Estate Protector (.85% Fee Rate)        24.93         19.17       120,125     2,303,329   (23.09%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     16.45         12.68       216,951     2,750,256   (22.94%)
   Corporate Specialty Market (1.00% Fee Rate)        28.24         21.69       395,234     8,571,957   (23.21%)
   Corporate Specialty Market II (.70% Fee Rate)      16.43         12.65        22,753       287,876   (22.98%)
MFS VIT STRATEGIC INCOME                                                                                                         --
   Corporate Specialty Market (1.00% Fee Rate) (1)    10.58         10.98        18,595       204,208     3.76%
   Corporate Specialty Market II (.70% Fee Rate) (1)  10.70         11.14            97         1,075     4.10%
MFS VIT TOTAL RETURN                                                                                                          1.75%
   Corporate Specialty Market (1.00% Fee Rate)        13.23         13.13        10,958       143,895    (0.75%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  12.87         12.81            90         1,149    (0.43%)
OPPENHEIMER AGGRESSIVE GROWTH                                                                                                 1.02%
   Corporate Specialty Market (1.00% Fee Rate)        17.21         11.71        36,602       428,576   (31.95%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  17.15         11.71            58           683   (31.71%)
OPPENHEIMER GLOBAL SECURITIES                                                                                                 0.62%
   Aetna Vest (1.00% Fee Rate)                        17.68         15.39        11,724       180,487   (12.91%)
   Aetna Vest II (1.00% Fee Rate)                     17.68         15.39         8,315       128,005   (12.91%)
   Aetna Vest Plus (1.00% Fee Rate)                   17.68         15.39        73,350     1,129,259   (12.91%)
   Aetna Vest Estate Protector (.85% Fee Rate)        17.75         15.48         9,459       146,463   (12.78%)
   Aetna Vest Estate Protector II (.65% Fee Rate)     18.22         15.92        14,568       231,954   (12.61%)
   Corporate Specialty Market (1.00% Fee Rate)        18.70         16.29        12,581       204,901   (12.89%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  18.30         15.98            62           995   (12.67%)
OPPENHEIMER MAIN STREET GROWTH & INCOME                                                                                       1.08%
   Corporate Specialty Market (1.00% Fee Rate) (1)    11.48         10.22            89           921   (11.02%)
   Corporate Specialty Market II (.70% Fee Rate) (1)  10.90          9.73            93           906   (10.76%)
OPPENHEIMER STRATEGIC BOND                                                                                                     2.45%
   Aetna Vest (1.00% Fee Rate)                        10.37         10.77         4,401        47,384     3.80%
   Aetna Vest II (1.00% Fee Rate)                     10.37         10.77           526         5,665     3.81%
   Aetna Vest Plus (1.00% Fee Rate)                   10.37         10.77        73,889       795,558     3.80%
   Aetna Vest Estate Protector (.85% Fee Rate)        10.42         10.83        21,064       228,103     3.96%
   Aetna Vest Estate Protector II (.65% Fee Rate)     10.45         10.89        42,689       464,887     4.17%
   Corporate Specialty Market (1.00% Fee Rate) (1)    10.65         11.05            96         1,056     3.81%
   Corporate Specialty Market II (.70% Fee Rate)      10.46         10.89        23,902       260,266     4.12%

(1)   Reflects seed money. No funds have been received for this option.
(2) These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

4. PURCHASES AND SALES OF INVESTMENTS
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2003.

                                                                                           Aggregate       Aggregate
                                                                                            Cost of         Proceeds
Subaccount                                                                                 Purchases       from Sales
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                                                               $     250,755  $      178,989
--------------------------------------------------------------------------------------
Fidelity VIP Contrafund                                                                      6,958,725       7,168,697
--------------------------------------------------------------------------------------
Fidelity VIP Equity-Income                                                                  14,078,112      14,698,545
--------------------------------------------------------------------------------------
Fidelity VIP Growth                                                                            159,193       5,300,087
--------------------------------------------------------------------------------------
Fidelity VIP High Income                                                                        31,832          56,171
--------------------------------------------------------------------------------------
Fidelity VIP Overseas                                                                           66,582         702,660
--------------------------------------------------------------------------------------
ING Partners JPMorgan Fleming International                                                457,331,230     466,034,236
--------------------------------------------------------------------------------------
ING Partners MFS Capital Opportunities                                                       1,137,296       1,145,164
--------------------------------------------------------------------------------------
ING Partners MFS Research Equity                                                             1,146,830       1,573,528
--------------------------------------------------------------------------------------
ING Partners Salomon Brothers Aggressive Growth                                             67,505,515      68,954,602
--------------------------------------------------------------------------------------
ING Partners T.Rowe Price Growth Equity                                                      2,547,179         926,735
--------------------------------------------------------------------------------------
ING VP Balanced                                                                              2,359,841       3,668,530
--------------------------------------------------------------------------------------
ING VP Bond                                                                                  5,768,612       8,342,469
--------------------------------------------------------------------------------------
ING VP Growth and Income                                                                     5,665,228      14,982,217
--------------------------------------------------------------------------------------
ING VP Growth                                                                                       --             287
--------------------------------------------------------------------------------------
ING VP Index Plus LargeCap                                                                  48,417,812      47,767,873
--------------------------------------------------------------------------------------
ING VP Money Market                                                                        635,831,975     657,688,966
--------------------------------------------------------------------------------------
ING VP Small Company                                                                         1,637,320         171,520
--------------------------------------------------------------------------------------
ING VP Strategic Allocation Balanced                                                           516,024         424,475
--------------------------------------------------------------------------------------
ING VP Strategic Allocation Growth                                                             847,354         634,070
--------------------------------------------------------------------------------------
ING VP Strategic Allocation Income                                                             479,886         237,151
--------------------------------------------------------------------------------------
ING VP Value Opportunity                                                                        47,402         488,392
--------------------------------------------------------------------------------------
Janus Aspen Series Balanced                                                                  2,599,295       4,305,411
--------------------------------------------------------------------------------------
Janus Aspen Series Flexible Income                                                           4,064,642         305,694
--------------------------------------------------------------------------------------
Janus Aspen Series Growth                                                                   16,210,557      17,375,224
--------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth                                                           92,651,804      94,562,338
--------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth                                                        181,718,574     188,454,110
--------------------------------------------------------------------------------------
MFS VIT Strategic Income                                                                       100,246          30,073
--------------------------------------------------------------------------------------
MFS VIT Total Return                                                                            45,091          27,385
--------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth                                                                   27,396         192,696
--------------------------------------------------------------------------------------
Oppenheimer Global Securities                                                                3,550,033       3,232,096
--------------------------------------------------------------------------------------
Oppenheimer Strategic Bond                                                                   6,175,133       4,576,865
--------------------------------------------------------------------------------------

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

5.  INVESTMENTS
The following is a summary of investments owned at December 31, 2003.

                                                                                      Net
                                                                            Shares    Asset        Value of      Cost of
Subaccount                                                             Outstanding    Value        Shares         Shares
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                                                  76,345  $ 14.46     $ 1,103,943  $ 1,029,639
------------------------------------------------------------------
Fidelity VIP Contrafund                                                    964,233    23.13      22,302,698   17,652,575
------------------------------------------------------------------
Fidelity VIP Equity-Income                                               1,232,334    23.18      28,565,510   22,793,772
------------------------------------------------------------------
Fidelity VIP Growth                                                        165,510    31.04       5,137,417    6,794,436
------------------------------------------------------------------
Fidelity VIP High Income                                                    52,481     6.95         364,746      414,347
------------------------------------------------------------------
Fidelity VIP Overseas                                                       69,429    15.59       1,082,404    1,404,912
------------------------------------------------------------------
ING Partners JPMorgan Fleming International                              1,234,076    10.47      12,920,780   11,855,419
------------------------------------------------------------------
ING Partners MFS Capital Opportunities                                      78,078    24.21       1,890,270    1,753,331
------------------------------------------------------------------
ING Partners MFS Research Equity                                         1,051,110     7.54       7,925,373    7,845,627
------------------------------------------------------------------
ING Partners Salomon Brothers Aggressive Growth                            336,805    36.41      12,263,079   11,450,601
------------------------------------------------------------------
ING Partners T.Rowe Price Growth Equity                                    110,769    45.35       5,023,396    4,354,212
------------------------------------------------------------------
ING VP Balanced                                                          1,589,562    12.50      19,869,521   21,793,454
------------------------------------------------------------------
ING VP Bond                                                              1,073,051    14.15      15,183,666   14,358,409
------------------------------------------------------------------
ING VP Growth and Income                                                 4,584,913    18.28      83,812,217  128,952,628
------------------------------------------------------------------
ING VP Growth                                                                1,019     8.93           9,101       10,249
------------------------------------------------------------------
ING VP Index Plus LargeCap                                               1,176,617    13.54      15,931,392   14,073,475
------------------------------------------------------------------
ING VP Money Market                                                      1,716,371    12.94      22,205,545   22,164,930
------------------------------------------------------------------
ING VP Small Company                                                       137,138    17.48       2,397,169    2,004,302
------------------------------------------------------------------
ING VP Strategic Allocation Balanced                                       108,174    12.78       1,382,462    1,353,153
------------------------------------------------------------------
ING VP Strategic Allocation Growth                                         268,581    13.32       3,577,503    3,536,390
------------------------------------------------------------------
ING VP Strategic Allocation Income                                         144,926    12.31       1,784,037    1,758,138
------------------------------------------------------------------
ING VP Value Opportunity                                                     2,256    12.08          27,255       20,880
------------------------------------------------------------------
Janus Aspen Series Balanced                                                764,514    22.98      17,568,538   18,386,500
------------------------------------------------------------------
Janus Aspen Series Flexible Income                                         368,471    12.49       4,602,199    4,730,256
------------------------------------------------------------------
Janus Aspen Series Growth                                                  886,863    19.23      17,054,369   12,514,838
------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth                                          789,036    21.40      16,885,373   15,814,351
------------------------------------------------------------------
Janus Aspen Series Worldwide Growth                                        953,653    25.82      24,623,328   22,714,984
------------------------------------------------------------------
MFS VIT Strategic Income                                                    38,169    11.02         420,619      390,665
------------------------------------------------------------------
MFS VIT Total Return                                                        14,750    19.58         288,799      267,468
------------------------------------------------------------------
Oppenheimer Aggressive Growth                                               10,948    36.71         401,899      436,783
------------------------------------------------------------------
Oppenheimer Global Securities                                              144,191    25.08       3,616,322    2,982,188
------------------------------------------------------------------
Oppenheimer Strategic Bond                                                 782,221     5.05       3,950,214    3,758,296
------------------------------------------------------------------

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

6.  CHANGES IN UNITS OUTSTANDING
    The change in units outstanding for the year ended December 31, 2003 is as follows:

                                                                                Units               Units     Net Increase
Subaccount                                                                     Issued            Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                                                     18,834            (15,800)            3,034
-----------------------------------------------------------------------
Fidelity VIP Contrafund                                                       529,709           (538,484)           (8,776)
-----------------------------------------------------------------------
Fidelity VIP Equity-Income                                                  1,138,671         (1,200,082)          (61,411)
-----------------------------------------------------------------------
Fidelity VIP Growth                                                            11,217           (335,581)         (324,363)
-----------------------------------------------------------------------
Fidelity VIP High Income                                                          717             (6,645)           (5,928)
-----------------------------------------------------------------------
Fidelity VIP Overseas                                                           4,173            (66,594)          (62,421)
-----------------------------------------------------------------------
ING Partners JPMorgan Fleming International                                34,275,388        (34,685,094)         (409,706)
-----------------------------------------------------------------------
ING Partners MFS Capital Opportunities                                        125,001           (132,808)           (7,808)
-----------------------------------------------------------------------
ING Partners MFS Research Equity                                              176,004           (215,301)          (39,297)
-----------------------------------------------------------------------
ING Partners Salomon Brothers Aggressive Growth                             5,592,752         (5,677,705)          (84,953)
-----------------------------------------------------------------------
ING Partners T.Rowe Price Growth Equity                                       252,451           (105,142)          147,308)
-----------------------------------------------------------------------
ING VP Balanced                                                               149,608           (217,152)          (67,545)
-----------------------------------------------------------------------
ING VP Bond                                                                   415,399           (542,894)         (127,495)
-----------------------------------------------------------------------
ING VP Growth and Income                                                      842,011         (1,303,585)         (461,574)
-----------------------------------------------------------------------
ING VP Growth                                                                      --                (24)              (24)
-----------------------------------------------------------------------
ING VP Index Plus LargeCap                                                  4,099,600         (4,058,645)           40,955
-----------------------------------------------------------------------
ING VP Money Market                                                        46,560,266        (48,095,666)       (1,535,400)
-----------------------------------------------------------------------
ING VP Small Company                                                          135,985            (13,197)          122,788
-----------------------------------------------------------------------
ING VP Strategic Allocation Balanced                                           31,590            (25,864)            5,726
-----------------------------------------------------------------------
ING VP Strategic Allocation Growth                                             80,380            (63,993)           16,388
-----------------------------------------------------------------------
ING VP Strategic Allocation Income                                             27,121            (11,193)           15,928
-----------------------------------------------------------------------
ING VP Value Opportunity                                                        4,821            (44,661)          (39,840)
-----------------------------------------------------------------------
Janus Aspen Series Balanced                                                   152,435           (246,105)          (93,670)
-----------------------------------------------------------------------
Janus Aspen Series Flexible Income                                            269,761            (20,058)          249,703
-----------------------------------------------------------------------
Janus Aspen Series Growth                                                   1,168,080         (1,236,312)          (68,232)
-----------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth                                           5,589,276         (5,692,800)         (103,524)
-----------------------------------------------------------------------
Janus Aspen Series Worldwide Growth                                         9,144,226         (9,571,751)         (427,525)
-----------------------------------------------------------------------
MFS VIT Strategic Income                                                        7,560             (3,126)            4,434
-----------------------------------------------------------------------
MFS VIT Total Return                                                            3,439             (2,236)            1,203
-----------------------------------------------------------------------
Oppenheimer Aggressive Growth                                                   7,823            (23,313)          (15,490)
-----------------------------------------------------------------------
Oppenheimer Global Securities                                                 266,811           (246,933)           19,878
-----------------------------------------------------------------------
Oppenheimer Strategic Bond                                                    480,638           (369,818)          110,820
-----------------------------------------------------------------------


7.  NEW INVESTMENT FUNDS AND FUND NAME CHANGES
    During 2002, Aetna Life Insurance and Annuity Company family of funds changed its name to ING Life Insurance and Annuity Company (ING VP) and Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to Fidelity Variable Insurance Products Fund (Fidelity VIP).

    Also during 2002, the ING Partners MFS Emerging Equities Portfolio changed its name to the ING Partners Salomon Brothers Aggressive Growth Portfolio, the ING Partners Scudder International Growth Portfolio changed its name to the ING Partners JPMorgan Fleming International Portfolio, the ING VP Ascent Fund changed its name to the ING VP Strategic Allocation Growth Fund, the ING VP Crossroads Fund changed its name to the ING VP Strategic Allocation Balanced Fund, the ING VP Legacy Fund changed its name to the ING VP Strategic Allocation Income, MFS World Government Series changed its name to MFS VIT Strategic Income Series, Oppenheimer Growth & Income Fund changed its name to Oppenheimer Main Street Growth & Income Fund, PPI MFS Research Growth Portfolio changed its name to ING Partners MFS Research Portfolio, PPI MFS Capital Opportunities Portfolio changed its name to ING Partners MFS Capital Opportunities Portfolio, and PPI T. Rowe Price Growth Equity Portfolio changed its name to ING Partners T. Rowe Price Growth Equity Portfolio.

    Also during 2003, the ING Partners MFS Research Portfolio changed its name to the ING Partners MFS Research Equity Portfolio and the Janus Aspen Series Aggressive Growth Portfolio Service Shares changed its name to the Janus Aspen Series Mid Cap Growth Portfolio Service Shares.

REPORT OF ERNST & YOUNG LLP,

INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company and

Contract Owners of Variable Life B of ING Life Insurance and Annuity Company

We have audited the accompanying statement of assets and liabilities of Variable Life B of ING Life Insurance and Annuity Company ("Variable Account") (comprised of the following subaccounts: Fidelity Variable Insurance Products Fund ("Fidelity VIP") Asset Manager, Fidelity VIP Contrafund, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP High Income, Fidelity VIP Overseas, ING Partners Inc. ("ING Partners") JPMorgan Fleming International, ING Partners MFS Capital Opportunities, ING Partners MFS Research Equity, ING Salomon Brothers Aggressive Growth, ING Partners T. Rowe Price Growth Equity, ING Funds ("ING VP") Balanced, ING VP Bond, ING VP Growth and Income, ING VP Growth, ING VP Index Plus Large Cap, ING VP Money Market, ING VP Small Company, ING VP Strategic Allocation Balanced, ING VP Strategic Allocation Growth, ING VP Strategic Allocation Income, ING VP Value Opportunity, Janus Aspen Series Balanced, Janus Aspen Series Flexible Income, Janus Aspen Series Growth, Janus Aspen Series Mid Cap Growth, Janus Aspen Series Worldwide Growth, MFS Variable Insurance Trust ("MFS VIT") Strategic Income, MFS VIT Total Return, Oppenheimer Funds ("Oppenheimer") Aggressive Growth, Oppenheimer Global Securities, Oppenheimer Main Street Growth & Income, and Oppenheimer Strategic Bond) as of December 31, 2003 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Variable Life B of ING Life Insurance and Annuity Company as of December 31, 2003 and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


Fort Wayne, Indiana
March 1, 2004

            ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
         (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                                 PAGE
                                                                                                                 ----
Report of Independent Auditors                                                                                    C-2

Consolidated Financial Statements:

    Consolidated Income Statements for the years ended December 31, 2003, 2002 and 2001                           C-3

    Consolidated Balance Sheets as of December 31, 2003 and 2002                                                  C-4

    Consolidated Statements of Changes in Shareholder's Equity for the years ended
         December 31, 2003, 2002 and 2001                                                                         C-5

    Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2002
         and 2001                                                                                                 C-6

Notes to Consolidated Financial Statements                                                                        C-7

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
ING Life Insurance and Annuity Company

We have audited the accompanying consolidated balance sheets of ING Life Insurance and Annuity Company as of December 31, 2003 and 2002, and the related consolidated income statements, consolidated statements of changes in shareholder's equity, and consolidated statements of cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of ING Life Insurance and Annuity Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, the Company changed its accounting principle for goodwill and other intangible assets effective January 1, 2002.

                                                           /s/ Ernst & Young LLP


Atlanta, Georgia
March 22, 2004

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

                         CONSOLIDATED INCOME STATEMENTS
                                   (Millions)

                                                                                    YEARS ENDED DECEMBER 31,
                                                                    ----------------------------------------------------------
                                                                         2003                  2002                  2001
                                                                    --------------        --------------        --------------
Revenues:
   Premiums                                                         $         95.8        $         98.7        $        114.2
   Fee income                                                                384.3                 418.2                 553.4
   Net investment income                                                     919.1                 959.5                 888.4
   Net realized capital gains (losses)                                        64.5                (101.0)                (21.0)
                                                                    --------------        --------------        --------------
           Total revenue                                                   1,463.7               1,375.4               1,535.0
                                                                    --------------        --------------        --------------
Benefits, losses and expenses:
   Benefits:
      Interest credited and other benefits
        to policyholders                                                     757.6                 746.4                 729.6
   Underwriting, acquisition, and insurance expenses:
      General expenses                                                       421.2                 392.5                 559.9
      Commissions                                                            122.4                 124.0                 101.2
      Policy acquisition costs deferred                                     (159.7)               (155.1)               (216.9)
   Amortization:
      Deferred policy acquisition costs and value
           of business acquired                                              106.5                 181.5                 112.0
      Goodwill                                                                  --                    --                  61.9
                                                                    --------------        --------------        --------------
           Total benefits, losses and expenses                             1,248.0               1,289.3               1,347.7
                                                                    --------------        --------------        --------------

Income before income taxes and cumulative effect of
   change in accounting principle                                            215.7                  86.1                 187.3
Income tax expense                                                            61.1                  18.6                  87.4
                                                                    --------------        --------------        --------------
Income before cumulative effect of change
   in accounting principle                                                   154.6                  67.5                  99.9
Cumulative effect of change in accounting principle                             --              (2,412.1)                   --
                                                                    --------------        --------------        --------------

Net income (loss)                                                   $        154.6        $     (2,344.6)       $         99.9
                                                                    ==============        ==============        ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

                           CONSOLIDATED BALANCE SHEETS
                          (Millions, except share data)

                                                                                                     AS OF DECEMBER 31,
                                                                                                  2003                  2002
                                                                                             --------------        --------------
                                      ASSETS:
Investments:
   Fixed maturities, available for sale, at fair value
     (amortized cost of $16,961.7 at 2003 and $15,041.2 at 2002)                             $     17,574.3        $     15,767.0
   Equity securities at fair value:
     Nonredeemable preferred stock (cost of $34.1 at 2003 and $34.2 at 2002)                           34.1                  34.2
     Investment in affiliated mutual funds (cost of $112.3 at 2003 and $203.9 at 2002)                121.7                 201.0
     Common stock (cost of $0.1 at 2003 and $0.2 at 2002)                                               0.1                   0.2
   Mortgage loans on real estate                                                                      754.5                 576.6
   Policy loans                                                                                       270.3                 296.3
   Short-term investments                                                                               1.0                   6.2
   Other investments                                                                                   52.6                  52.2
   Securities pledged to creditors (amortized cost of $117.7 at 2003 and
     $154.9 at 2002)                                                                                  120.2                 155.0
                                                                                             --------------        --------------
          Total investments                                                                        18,928.8              17,088.7
Cash and cash equivalents                                                                              57.8                  65.4
Short term investments under securities loan agreement                                                123.9                 164.3
Accrued investment income                                                                             169.6                 170.9
Reinsurance recoverable                                                                             2,953.2               2,986.5
Deferred policy acquisition costs                                                                     307.9                 229.8
Value of business acquired                                                                          1,415.4               1,438.4
Property, plant and equipment (net of accumulated depreciation of $79.8 at
   2003 and $56.0 at 2002)                                                                             31.7                  49.8
Other assets                                                                                          129.6                 145.8
Assets held in separate accounts                                                                   33,014.7              28,071.1
                                                                                             --------------        --------------
          Total assets                                                                       $     57,132.6        $     50,410.7
                                                                                             ==============        ==============

                       LIABILITIES AND SHAREHOLDER'S EQUITY
Policy liabilities and accruals:
   Future policy benefits and claims reserves                                                $      3,379.9        $      3,305.2
   Unpaid claims and claim expenses                                                                    25.4                  30.0
   Other policyholders' funds                                                                      15,871.3              14,756.0
                                                                                             --------------        --------------
     Total policy liabilities and accruals                                                         19,276.6              18,091.2
   Payable under securities loan agreement                                                            123.9                 164.3
   Current income taxes                                                                                85.6                  84.5
   Deferred income taxes                                                                              184.7                 163.1
   Other liabilities                                                                                1,801.2               1,573.7
   Liabilities related to separate accounts                                                        33,014.7              28,071.1
                                                                                             --------------        --------------
          Total liabilities                                                                        54,486.7              48,147.9
                                                                                             --------------        --------------
Shareholder's equity:
   Common stock (100,000 shares authorized; 55,000 shares issued and
     outstanding, $50.00 per share per value)                                                           2.8                   2.8
   Additional paid-in capital                                                                       4,646.5               4,416.5
   Accumulated other comprehensive income                                                             106.8                 108.3
   Retained deficit                                                                                (2,110.2)             (2,264.8)
                                                                                             --------------        --------------
          Total shareholder's equity                                                                2,645.9               2,262.8
                                                                                             --------------        --------------
             Total liabilities and shareholder's equity                                      $     57,132.6        $     50,410.7
                                                                                             ==============        ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                   (Millions)

                                                                                ACCUMULATED
                                                               ADDITIONAL          OTHER             RETAINED            TOTAL
                                             COMMON             PAID-IN        COMPREHENSIVE         EARNINGS         SHAREHOLDER'S
                                              STOCK             CAPITAL        INCOME (LOSS)         (DEFICIT)           EQUITY
                                           -----------        -----------      --------------       -----------       --------------
Balance at December 31, 2000               $       2.8        $   4,303.8        $      25.4        $      12.6        $   4,344.6
   Comprehensive income:
     Net income                                     --                 --                 --               99.9               99.9
     Other comprehensive
          income net of tax:
          Unrealized gain on
            securities ($32.5
            pretax)                                 --                 --               21.2                 --               21.2
                                           -----------        -----------        -----------        -----------        -----------
   Comprehensive income                                                                                                      121.1
   Return of capital                                --              (11.3)                --                 --              (11.3)
   Other changes                                    --               (0.1)                --                 --               (0.1)
                                           -----------        -----------        -----------        -----------        -----------
Balance at December 31, 2001                       2.8            4,292.4               46.6              112.5            4,454.3
   Comprehensive loss:
     Net loss                                       --                 --                 --           (2,344.6)          (2,344.6)
     Other comprehensive
          income net of tax:
          Unrealized gain on
            securities ($94.9
            pretax)                                 --                 --               61.7                 --               61.7
                                                                                                                       -----------
   Comprehensive loss                                                                                                     (2,282.9)
   Distribution of IA Holdco                        --              (27.4)                --              (32.7)             (60.1)
   Capital contributions                            --              164.3                 --                 --              164.3
   SERP--transfer                                   --              (15.1)                --                 --              (15.1)
   Other changes                                    --                2.3                 --                 --                2.3
                                           -----------        -----------        -----------        -----------        -----------
Balance at December 31, 2002                       2.8            4,416.5              108.3           (2,264.8)           2,262.8
   Comprehensive income:
     Net income                                     --                 --                 --              154.6              154.6
     Other comprehensive
          income net of tax:
          Unrealized loss on
            securities (($2.4)
            pretax)                                 --                 --               (1.5)                --               (1.5)
                                                                                                                       -----------
   Comprehensive income                                                                                                      153.1
   Capital contributions                            --              230.0                 --                 --              230.0
                                           -----------        -----------        -----------        -----------        -----------
Balance at December 31, 2003               $       2.8        $   4,646.5        $     106.8        $  (2,110.2)       $   2,645.9
                                           ===========        ===========        ===========        ===========        ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Millions)

                                                                                                YEARS ENDED DECEMBER 31,
                                                                                   ------------------------------------------------
                                                                                       2003              2002              2001
                                                                                   ------------      ------------      ------------
Cash Flows from Operating Activities:
Net income (loss)                                                                  $      154.6      $   (2,344.6)     $       99.9
Adjustments to reconcile net income (loss) to net cash provided by (used for)
   operating activities:
   Net amortization (accretion) of (discounts) premiums on investments                    198.9             115.5              (1.2)
   Net realized capital (gains) losses                                                    (64.5)            101.0              21.0
   Amortization of deferred policy acquisition costs                                       15.5              12.2             112.0
   Amortization of value of business acquired                                              91.0             146.3                --
   Depreciation of property, plant and equipment                                           23.3              20.9               8.4
   (Increase) decrease in accrued investment income                                         1.3             (10.0)            (13.7)
   (Increase) decrease in receivables                                                      33.3             172.7             (95.6)
   (Increase) decrease in value of business acquired                                         --              (6.9)             13.9
   Amortization of goodwill                                                                  --                --              61.9
   Impairment of goodwill                                                                    --           2,412.1                --
   Policy acquisition costs deferred                                                     (159.7)           (120.7)           (233.3)
   Interest credited and other changes in insurance reserve liabilities                   705.9             953.7            (118.7)
   Change in current income taxes payable and other changes in assets
     and liabilities                                                                      233.1              51.9             (76.4)
   Provision for deferred income taxes                                                     22.1              23.6              89.5
                                                                                   ------------      ------------      ------------
Net cash provided by (used for) operating activities                                    1,254.8           1,527.7            (132.3)
                                                                                   ------------      ------------      ------------
Cash Flows from Investing Activities:
   Proceeds from the sale, maturity, or repayment of:
     Fixed maturities available for sale                                               29,977.9          26,315.3          15,338.5
     Equity securities                                                                    130.2              57.2               4.4
     Mortgages                                                                             16.3               2.0               5.2
     Short-term investments                                                                 5.2          11,796.7           7,087.3
   Acquisition of investments:
     Fixed maturities available for sale                                              (31,951.6)        (28,105.5)        (16,489.8)
     Equity securities                                                                    (34.8)            (81.8)            (50.0)
     Short-term investments                                                                  --         (11,771.3)         (6,991.1)
     Mortgages                                                                           (194.2)           (343.7)           (242.0)
   Increase in policy loans                                                                26.0              32.7              10.3
   Purchase of property and equipment                                                      (5.2)             (5.8)              7.4
   Change in other investments                                                            (13.3)            (47.8)             (4.7)
                                                                                   ------------      ------------      ------------
Net cash used for investing activities                                                 (2,043.5)         (2,152.0)         (1,324.5)
                                                                                   ------------      ------------      ------------
Cash Flows from Financing Activities:
   Deposits and interest credited for investment contracts                              2,040.5           1,332.5           1,941.5
   Maturities and withdrawals from insurance contracts                                 (1,745.5)           (741.4)         (1,082.7)
   Transfers to/from separate accounts                                                    256.1              16.6            (105.0)
   Capital contributions                                                                  230.0                --                --
   Return of capital                                                                         --                --             (11.3)
                                                                                   ------------      ------------      ------------
Net cash provided by financing activities                                                 781.1             607.7             742.5
                                                                                   ------------      ------------      ------------
Net decrease in cash and cash equivalents                                                  (7.6)            (16.6)           (714.3)
Cash and cash equivalents, beginning of period                                             65.4              82.0             796.3
                                                                                   ------------      ------------      ------------
Cash and cash equivalents, end of period                                           $       57.8      $       65.4      $       82.0
                                                                                   ============      ============      ============
Supplemental cash flow information:
Income taxes (received) paid, net                                                  $       29.8      $        6.7      $      (12.3)
                                                                                   ============      ============      ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION

     ING Life Insurance and Annuity Company ("ILIAC"), and its wholly-owned subsidiaries (collectively, the "Company") are providers of financial products and services in the United States. These consolidated financial statements include ILIAC and its wholly-owned subsidiaries, ING Insurance Company of America ("IICA"), ING Financial Advisers, LLC ("IFA") and, through February 28, 2002, ING Investment Adviser Holding, Inc. ("IA Holdco"). Until March 30, 2003, ILIAC was a wholly-owned subsidiary of ING Retirement Holdings, Inc. ("HOLDCO"), which was a wholly-owned subsidiary of ING Retirement Services, Inc. ("IRSI"). Until March 30, 2003, IRSI was a wholly-owned subsidiary of Lion Connecticut Holding, Inc. ("Lion"), which in turn was ultimately owned by ING Groep N.V. ("ING"), a financial services company based in The Netherlands. On March 30, 2003, a series of mergers occurred in the following order: IRSI merged into Lion, HOLDCO merged into Lion and IA Holdco merged into Lion. As a result, ILIAC is now a direct wholly-owned subsidiary of Lion.

     HOLDCO contributed IFA to the Company on June 30, 2000 and contributed IA Holdco to the Company on July 1, 1999. On February 28, 2002, ILIAC distributed 100% of the stock of IA Holdco to HOLDCO in the form of a $60.1 million dividend distribution. The primary operating subsidiary of IA Holdco is Aeltus Investment Management, Inc. ("Aeltus"). Accordingly, fees earned by Aeltus were not included in Company results subsequent to the dividend date. As a result of this transaction, the Investment Management Services is no longer reflected as an operating segment of the Company.

     On December 13, 2000, ING America Insurance Holdings, Inc. ("ING AIH"), an indirect wholly-owned subsidiary of ING, acquired Aetna Inc., comprised of the Aetna Financial Services business, of which the Company is a part, and Aetna International businesses, for approximately $7,700.0 million. The purchase price was comprised of approximately $5,000.0 million in cash and the assumption of $2,700.0 million of outstanding debt and other net liabilities. In connection with the acquisition, Aetna Inc. was renamed Lion.

     In the fourth quarter of 2001, ING announced its decision to pursue a move to a fully integrated U.S. structure that would separate manufacturing from distribution in its retail and worksite operations to support a more customer-focused business strategy. As a result of the integration, the Company's Worksite Products and Individual Products operating segments were realigned into one reporting segment, U.S. Financial Services ("USFS").

     USFS offers qualified and nonqualified annuity contracts that include a variety of funding and payout options for individuals and employer sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403 and 457, as well as nonqualified deferred compensation plans.

     Annuity contracts may be deferred or immediate (payout annuities). These products also include programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and record-keeping services along with a variety of investment options, including affiliated and nonaffiliated mutual funds and variable and fixed investment options. In addition, USFS offers wrapper agreements entered into with retirement plans which contain certain benefit responsive guarantees (i.e. liquidity guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. USFS also offers investment advisory services and pension plan administrative services.


     Investment Management Services, through February 28, 2002, provided: investment advisory services to affiliated and unaffiliated institutional and retail clients on a fee-for-service basis; underwriting services to the ING Series Fund, Inc. (formerly known as the Aetna Series Fund, Inc.), and the ING Variable Portfolios, Inc. (formerly known as the Aetna Variable Portfolios, Inc.); distribution services for other company products; and trustee, administrative, and other fiduciary services to retirement plans requiring or otherwise utilizing a trustee or custodian.

     DESCRIPTION OF BUSINESS

     The Company offers qualified and nonqualified annuity contracts that include a variety of funding and payout options for employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, as well as nonqualified deferred compensation plans. The Company's products are offered primarily to individuals, pension plans, small businesses and employer-sponsored groups in the health care, government, educations (collectively "not-for-profit" organizations) and corporate markets. The Company's products generally are sold through pension professionals, independent agents and brokers, third party administrators, banks, dedicated career agents and financial planners.

     RECENTLY ADOPTED ACCOUNTING STANDARDS

     ACCOUNTING FOR GOODWILL AND INTANGIBLE ASSETS

     During 2002, the Company adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("FAS No. 142"). The adoption of this standard resulted in an impairment loss of $2,412.1 million. The Company, in accordance with FAS No. 142, recorded the impairment loss retroactive to the first quarter of 2002; prior quarters of 2002 were restated accordingly. This impairment loss represented the entire carrying amount of goodwill, net of accumulated amortization. This impairment charge was shown as a change in accounting principle on the December 31, 2002 Consolidated Income Statement.

     Application of the nonamortization provision (net of tax) of the standard resulted in an increase in net income of $61.9 million for the twelve months ended December 31, 2001. Had the Company been accounting for goodwill under FAS No. 142 for all periods presented, the Company's net income would have been as follows:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
     (MILLIONS)                                                     2001
     -----------------------------------------------------------------------
     Reported net income after tax                              $       99.9
     Add back goodwill amortization, net of tax                         61.9
     -----------------------------------------------------------------------
     Adjusted net income after tax                              $      161.8
     =======================================================================

     ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     In June 1998, the FASB issued FAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, as amended and interpreted by FAS No. 137, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES--Deferral of the Effective Date of FASB Statement 133,
     FAS No.138, ACCOUNTING FOR CERTAIN DERIVATIVE INSTRUMENTS AND CERTAIN HEDGING ACTIVITIES--an Amendment of FAS No. 133, and certain FAS No. 133 implementation issues. This standard, as amended, requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the fair values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. FAS No. 133 was effective for the Company's financial statements beginning January 1, 2001.

     Adoption of FAS No.133 did not have a material effect on the Company's financial position or results of operations given the Company's limited derivative holdings and embedded derivative holdings.

     The Company utilizes, interest rate swaps, caps and floors, foreign exchange swaps and warrants in order to manage interest rate and price risk (collectively, market risk). These financial exposures are monitored and managed by the Company as an integral part of the overall risk management program. Derivatives are recognized on the balance sheet at their fair value. The Company chose not to designate its derivative instruments as part of hedge transactions. Therefore, changes in the fair value of the Company's derivative instruments are recorded immediately in the consolidated statements of income as part of realized capital gains and losses.

     Warrants are carried at fair value and are recorded as either derivative instruments or FAS No. 115 available for sale securities. Warrants that are considered derivatives are carried at fair value if they are readily convertible to cash. The values of these warrants can fluctuate given that the companies that underlie the warrants are non-public companies. At December 31, 2003 and 2002, the estimated value of these warrants, including the value of their effectiveness, in managing market risk, was immaterial. These warrants will be revalued each quarter and the change in the value of the warrants will be included in the consolidated statements of income.

     The Company, at times, may own warrants on common stock which are not readily convertible to cash as they contain certain conditions which preclude their convertibility and therefore, will not be included in assets or liabilities as derivatives. If conditions are satisfied and the underlying stocks become marketable, the warrants would be reclassified as derivatives and recorded at fair value as an adjustment through current period results of operations.

     The Company occasionally purchases a financial instrument that contains a derivative that is "embedded" in the instrument. In addition, the Company's insurance products are reviewed to determine whether they contain an embedded derivative. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument or insurance product (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at fair value. However, in cases where the host contract is measured at fair value, with changes in fair value reported in current period earnings or the Company is unable to reliably identify and measure the embedded derivative for separation from its host contracts, the entire contract is carried on the balance sheet at fair value and is not designated as a hedging instrument.

     The Derivative Implementation Group ("DIG") responsible for issuing guidance on behalf of the FASB for implementation of FAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES recently issued Statement Implementation Issue No. B36, EMBEDDED DERIVATIVES:
     MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURES THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDIT WORTHINESS OF THE OBLIGOR UNDER THOSE INSTRUMENTS ("DIG B36"). Under this interpretation, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or total return debt index may be determined to contain embedded derivatives that are required to be bifurcated. The required date of adoption of DIG B36 for the Company was October 1, 2003. The Company completed its evaluation of DIG B36 and determined that the Company had modified coinsurance treaties that require implementation of the guidance. The applicable contracts, however, were determined to generate embedded derivatives with a fair value of zero. Therefore, the guidance, while implemented, did not impact the Company's financial position, results of operations or cash flows.

     GUARANTEES

     In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS, to clarify accounting and disclosure requirements relating to a guarantor's issuance of certain types of guarantees. FIN 45 requires entities to disclose additional information of certain guarantees, or groups of similar guarantees, even if the likelihood of the guarantor's having to make any payments under the guarantee is remote. The disclosure provisions are effective for financial statements for fiscal years ended after December 15, 2003. For certain guarantees, the interpretation also requires that guarantors recognize a liability equal to the fair value of the guarantee upon its issuance. This initial recognition and measurement provision is to be applied only on a prospective basis to guarantees issued or modified after December 31, 2003. The Company has performed an assessment of its guarantees and believes that all of its guarantees are excluded from the scope of this interpretation.

     VARIABLE INTEREST ENTITIES

     In January 2003, the FASB issued FASB Interpretation 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ARB NO.51 ("FIN 46"). In December 2003, the FASB modified FIN 46 to make certain technical revisions and address certain implementation issues that had arisen. FIN 46 provides a new framework for identifying variable interest entities ("VIE") and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements.

     In general, a VIE is a corporation, partnership, limited- liability corporation, trust, or any other legal structure used to conduct activities or hold assets that either (1) has an insufficient amount of equity to carry out its principal activities without additional subordinated financial support, (2) has a group of equity owners that are unable to make significant decisions about its activities, or (3) has a group of equity owners that do not have the obligation to absorb losses or the right to receive returns generated by its operations.

     FIN 46 requires a VIE to be consolidated if a party with an ownership, contractual or other financial interest in the VIE (a variable interest holder) is obligated to absorb a majority of the risk of loss from the VIE's activities, is entitled to receive a majority of the VIE's residual returns (if no party absorbs a majority of the VIE's losses), or both. A variable interest holder that consolidates the VIE is called the primary beneficiary. Upon consolidation, the primary beneficiary generally must initially record all of the VIE's assets, liabilities and noncontrolling interests at fair value and subsequently account for the VIE as if it were consolidated based on majority voting interest. FIN 46 also requires disclosures about VIEs that the variable interest holder is required to consolidate and additions for those VIEs it is not required to consolidate but in which it has a significant variable interest.

     At December 31, 2003, the Company held the following investments that, for purposes of FIN 46, were evaluated and determined to not require consolidation in the Company's financial statements:

                   ASSET TYPE                                    PURPOSE           BOOK VALUE (1)  MARKET VALUE
     ----------------------------------------------------------------------------------------------------------
     Private Corporate Securities--synthetic
     leases; project financings; credit tenant leases      Investment Holdings     $      1,600.1  $    1,697.6
     Foreign Securities--US VIE subsidiaries of
     foreign companies                                     Investment Holdings              583.1         615.2
     Commercial Mortgage Obligations
     (CMO)                                                 Investment Holdings            6,038.8       6,109.4
     Collateralized Debt Obligations (CDO)             Investment Holdings and/or
                                                           Collateral Manager                20.9          12.3
     Asset-Backed Securities (ABS)                         Investment Holdings              949.6         975.8
     Commercial Mortgage Backed
     Securities (CMBS)                                     Investment Holdings            1,278.5       1,380.2

     (1) Represents maximum exposure to loss except for those structures for which the Company also receives asset management fees

     NEW ACCOUNTING PRONOUNCEMENTS

     In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS, which the Company intends to adopt on January 1, 2004. The impact on the financial statements is not known at this time.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     RECLASSIFICATIONS

     Certain reclassifications have been made to prior year financial information to conform to the current year classifications.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

     INVESTMENTS

     All of the Company's fixed maturity and equity securities are currently designated as available-for-sale. Available-for-sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in shareholder's equity, after adjustment for related charges in deferred policy acquisition costs, value of business acquired, and deferred income taxes.

     The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis in accordance with FAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. Management considers the length of time and the extent to which the fair value has been less than amortized cost; the financial condition and near-term prospects of the issuer; future economic conditions and market forecasts; and the Company's intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in fair value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred.

     In addition, the Company invests in structured securities that meet the criteria of Emerging Issues Task Force ("EITF") Issue No. 99-20 RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS. Under Issue No. EITF 99-20, a determination of the required impairment is based on credit risk and the possibility of significant prepayment risk that restricts the Company's ability to recover the investment. An impairment is recognized if the fair value of the security is less than amortized cost and there has been an adverse change in cash flow since the last remeasurement date.

     When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value and the loss is accounted for as a realized loss.

     Included in available-for-sale securities are investments that support experience-rated products. Experience-rated products are products where the customer, not the Company, assumes investment (including realized capital gains and losses) and other risks, subject to, among other things, minimum guarantees. Realized gains and losses on the sale of, as well as unrealized capital gains and losses on, investments supporting these products are included in other policyholders' funds on the Consolidated

     Balance Sheets. Realized capital gains and losses on all other investments are reflected in the Company's results of operations. Unrealized capital gains and losses on all other investments are reflected in shareholder's equity, net of related income taxes.

     Purchases and sales of fixed maturities and equity securities (excluding private placements) are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date.

     Fair values for fixed maturities are obtained from independent pricing services or broker/dealer quotations. Fair values for privately placed bonds are determined using a matrix-based model. The matrix-based model considers the level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. The fair values for equity securities are based on quoted market prices. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable yield and quality or conversion value where applicable.

     The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of the loaned domestic securities. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

     In September 2000, the FASB issued FAS No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES. In accordance with this new standard, general account securities on loan are reflected on the Consolidated Balance Sheet as "Securities pledged to creditors". Total securities pledged to creditors at December 31, 2003 and 2002 consisted entirely of fixed maturities.

     The investment in affiliated mutual funds represents an investment in mutual funds managed by the Company and its affiliates, and is carried at fair value.

     Mortgage loans on real estate are reported at amortized cost less impairment writedowns. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the present value of expected cash flows from the loan, discounted at the loan's effective interest rate, or to the loan's observable market price, or the fair value of the underlying collateral. The carrying value of the impaired loans is reduced by establishing a permanent writedown charged to realized loss.

     Policy loans are carried at unpaid principal balances, net of impairment reserves.

     Short-term investments, consisting primarily of money market instruments and other fixed maturities issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

     Reverse dollar repurchase agreement and reverse repurchase agreement transactions are accounted for as collateralized borrowings, where the amount borrowed is equal to the sales price of the underlying securities. These transactions are reported in "Other Liabilities."

     The Company's use of derivatives is limited to economic hedging purposes. The Company enters into interest rate and currency contracts, including swaps, caps, and floors to reduce and manage risks associated with changes in value, yield, price, cash flow or exchange rates of assets or liabilities held or intended to be held. Changes in the fair value of open derivative contracts are recorded in net realized capital gains and losses.

     On occasion, the Company sells call options written on underlying securities that are carried at fair value. Changes in the fair value of these options are recorded in net realized capital gains or losses.

     DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Deferred Policy Acquisition Costs ("DAC") is an asset, which represents certain costs of acquiring certain insurance business, which are deferred and amortized. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain underwriting and contract issuance expenses, and certain agency expenses. Value of Business Acquired ("VOBA") is an asset, which represents the present value of estimated net cash flows embedded in the Company's contracts, which existed at the time the Company was acquired by ING. DAC and VOBA are evaluated for recoverability at each balance sheet date and these assets would be reduced to the extent that gross profits are inadequate to recover the asset.

     The amortization methodology varies by product type based upon two accounting standards: FAS No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES ("FAS No. 60") and FAS No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS ("FAS No. 97").

     Under FAS No. 60, acquisition costs for traditional life insurance products, which primarily include whole life and term life insurance contracts, are amortized over the premium payment period in proportion to the premium revenue recognition.

     Under FAS No. 97, acquisition costs for universal life and investment-type products, which include universal life policies and fixed and variable deferred annuities, are amortized over the life of the blocks of policies (usually 25 years) in relation to the emergence of estimated gross profits from surrender charges, investment margins, mortality and expense fees, asset-based fee income, and actual realized gains (losses) on investments. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

     DAC and VOBA are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related expenses.

     Activity for the years-ended December 31, 2003, 2002 and 2001 within VOBA were as follows:

     (MILLIONS)
     ----------------------------------------------------------------------
     Balance at December 31, 2000                              $    1,780.9
     Adjustment of allocation purchase price                         (165.3)
     Additions                                                         90.0
     Interest accrued at 7%                                           110.0
     Amortization                                                    (213.8)
                                                                    --------
     Balance at December 31, 2001                                   1,601.8
     Adjustment for unrealized loss                                   (21.9)
     Additions                                                         25.0
     Interest accrued at 7%                                            86.8
     Amortization                                                    (253.3)
                                                                    --------
     Balance at December 31, 2002                                   1,438.4
     Adjustment for unrealized gain                                     6.2
     Additions                                                         59.1
     Interest accrued at 7%                                            92.2
     Amortization                                                    (180.5)
     ----------------------------------------------------------------------
     Balance at December 31, 2003                              $    1,415.4
     ======================================================================

     The estimated amount of VOBA to be amortized, net of interest, over the next five years is $112.3 million, $106.4 million, $99.9 million, $94.7 million and $90.7 million for the years 2004, 2005, 2006, 2007 and 2008, respectively. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results.

     As part of the regular analysis of DAC/VOBA, at the end of third quarter of 2002, the Company unlocked its long-term rate of return assumptions. The Company reset long-term assumptions for the separate account returns to 9.0% (gross before fund management fees and mortality and expense and other policy charges), as of December 31, 2002, reflecting a blended return of equity and other sub-accounts. The initial unlocking adjustment in 2002 was primarily driven by the sustained downturn in the equity markets and revised expectations for future returns. During 2002, the Company recorded an acceleration of DAC/VOBA amortization totaling $45.6 million before tax, or $29.7 million, net of $15.9 million of federal income tax benefit.

     The Company has remained unlocked during 2003, and reset long-term assumptions for the separate account returns from 9.0% to 8.5% (gross before fund management fees and mortality and expense and other policy charges), as of December 31, 2003, maintaining a blended return of equity and other sub-accounts. The 2003 unlocking adjustment from the previous year was primarily driven by improved market performance. For the year ended December 31, 2003, the Company recorded a deceleration of DAC/VOBA amortization totaling $3.7 million before tax, or $2.4 million, net of $1.3 million of federal income tax expense

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits and claims reserves include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Reserves for universal life products are equal to cumulative deposits less withdrawals and charges plus credited interest thereon. Reserves for traditional life insurance contracts represent the present value of future benefits to be paid to or on behalf of policyholders and related expenses less the present value of future net premiums.

     Reserves for immediate annuities with life contingent payout contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.0% to 9.5% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Company experience and are periodically reviewed against both industry standards and experience.

     Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date (see Note
     11).

     Other policyholders' funds include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.0% to 10.1% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115 for experience-rated contracts. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

     Unpaid claims and claim expenses for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

     REVENUE RECOGNITION

     For certain annuity contracts, fee income for the cost of insurance, expenses, and other fees assessed against policyholders are recorded as revenue in the fee income line on the Consolidated Income Statements. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue but are included in the other policyholders' funds line on the Consolidated Balance Sheets. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Income Statements.

     SEPARATE ACCOUNTS

     Separate Account assets and liabilities generally represent funds maintained to meet specific investment objectives of contractholders who bear the investment risk, subject, in some cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

     Separate Account assets supporting variable options under universal life and annuity contracts are invested, as designated by the policyholder or participant under a contract (who bears the investment risk subject, in limited cases, to minimum guaranteed rates) in shares of mutual funds which are managed by the Company, or other selected mutual funds not managed by the Company.

     Separate Account assets are carried at fair value. At December 31, 2003 and 2002, unrealized gains of $36.2 million and of $29.7 million, respectively, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity.

     Separate Account liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 2.4% to 7.3% in 2003 and 3.0% to 10.0% in 2002.

     Separate Account assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

     REINSURANCE

     The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the Company's Balance Sheets. Of the reinsurance recoverable on the Balance Sheets, $3.0 billion at both December 31, 2003 and 2002 is related to the reinsurance recoverable from Lincoln National Corporation ("Lincoln") arising from the sale of the Company's domestic life insurance business.

     INCOME TAXES

     The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

     Deferred corporate tax is stated at the face value and is calculated for temporary valuation differences between carrying amounts of assets and liabilities in the balance sheet and tax bases based on tax rates that are expected to apply in the period when the assets are realized or the liabilities are settled.

     Deferred tax assets are recognized to the extent that it is probable that taxable profits will be available against which the deductible temporary differences can be utilized. A deferred tax asset is recognized for the carryforward of unused tax losses to the extent that it is probable that future taxable profits will be available for compensation.

2.   INVESTMENTS

     Fixed maturities available for sale as of December 31 were as follows:

                                                                            GROSS          GROSS
                                                            AMORTIZED     UNREALIZED     UNREALIZED       FAIR
     2003 (MILLIONS)                                          COST          GAINS          LOSSES         VALUE
     --------------------------------------------------------------------------------------------------------------
     U.S. government and government agencies
       and authorities                                    $      350.0   $        1.7   $        0.3   $      351.4

     States, municipalities and political
       subdivisions                                                2.1            0.1             --            2.2

     U.S. corporate securities:
          Public utilities                                       970.7           48.9           11.4        1,008.2
          Other corporate securities                           6,846.6          432.9           32.4        7,247.1
     --------------------------------------------------------------------------------------------------------------
       Total U.S. corporate securities                         7,817.3          481.8           43.8        8,255.3
     --------------------------------------------------------------------------------------------------------------

     Foreign securities:
          Government                                             605.2           33.7            2.8          636.1
          Other                                                1,364.7           74.5           11.0        1,428.2
     --------------------------------------------------------------------------------------------------------------
       Total foreign securities                                1,969.9          108.2           13.8        2,064.3
     --------------------------------------------------------------------------------------------------------------

     Mortgage-backed securities                                5,903.7           91.8           35.1        5,960.4

     Other assets-backed securities                            1,036.4           34.0            9.5        1,060.9
     --------------------------------------------------------------------------------------------------------------

     Total fixed maturities, including fixed
       maturities pledged to creditors                        17,079.4          717.6          102.5       17,694.5

     Less: fixed maturities pledged to creditors                 117.7            2.7            0.2          120.2
     --------------------------------------------------------------------------------------------------------------

     Fixed maturities                                     $   16,961.7   $      714.9   $      102.3   $   17,574.3
     ==============================================================================================================

                                                                            GROSS          GROSS
                                                            AMORTIZED     UNREALIZED     UNREALIZED       FAIR
     2002 (MILLIONS)                                          COST          GAINS          LOSSES         VALUE
     --------------------------------------------------------------------------------------------------------------
     U.S. government and government
       agencies and authorities                           $       74.2   $        2.9   $         --   $       77.1

     States, municipalities and political
       subdivisions                                                0.4             --             --            0.4

     U.S. corporate securities:
          Public utilities                                       623.9           28.1            6.4          645.6
          Other corporate securities                           6,845.8          482.4           30.8        7,297.4
     --------------------------------------------------------------------------------------------------------------
       Total U.S. corporate securities                         7,469.7          510.5           37.2        7,943.0
     --------------------------------------------------------------------------------------------------------------

     Foreign securities:
          Government                                             350.4           20.7            6.5          364.6
          Other                                                1,044.8           69.5            3.6        1,110.8
     --------------------------------------------------------------------------------------------------------------
       Total foreign securities                                1,395.2           90.2           10.1        1,475.8
     --------------------------------------------------------------------------------------------------------------

     Mortgage-backed securities                                5,374.2          167.1           34.0        5,507.3

     Other assets-backed securities                              882.4           47.0           10.5          918.9
     --------------------------------------------------------------------------------------------------------------

     Total fixed maturities, including
       fixed maturities pledged to creditors                  15,196.1          817.7           91.8       15,922.0

     Less: fixed maturities pledged to creditors                 154.9            0.1             --          155.0
     --------------------------------------------------------------------------------------------------------------

     Fixed maturities                                     $   15,041.2   $      817.6   $       91.8   $   15,767.0
     ==============================================================================================================

     At December 31, 2003 and 2002, net unrealized appreciation of $615.1 million and $725.9 million, respectively, on available-for-sale fixed maturities including fixed maturities pledged to creditors included $491.5 million and $563.1 million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in other policyholders' funds.

     The aggregate unrealized losses and related fair values of investments with unrealized losses as of December 31, 2003, are shown below by duration:

                                                      UNREALIZED       FAIR
     (MILLIONS)                                          LOSS          VALUE
     ---------------------------------------------------------------------------
     Duration category:
       Less than six months below cost               $       27.1   $    2,774.3
       More than six months and less than
         twelve months below cost                            65.5        1,772.1
       More than twelve months below cost                     9.9           82.5
     ---------------------------------------------------------------------------
       Fixed maturities, including fixed
         maturities pledged to creditors             $      102.5   $    4,628.9
     ===========================================================================

     Of the losses more than 6 months and less than 12 months in duration of $65.5 million, there were $20.4 million in unrealized losses that are primarily related to interest rate movement or spread widening for other than credit-related reasons. Business and operating fundamentals are performing as expected. The remaining losses of $45.1 million as of December 31, 2003 included the following items:

     - $21.5 million of unrealized losses related to securities reviewed for impairment under the guidance proscribed by EITF 99-20. This category includes U.S. government-backed securities, principal protected securities and structured securities which did not have an adverse change in cash flows for which the carrying amount was $594.2 million.
     - $15.0 million of unrealized losses relating to the energy/utility industry, for which the carrying amount was $202.8 million. During 2003, the energy sector recovered due to a gradually improving economic picture and the lack of any material accounting irregularities similar to those experienced in the prior two years. The Company's year-end analysis indicates that we can expect the debt to be serviced in accordance with the contractual terms.
     - $5.3 million of unrealized losses relating to non-domestic issues, with no unrealized loss exposure per country in excess of $3.0 million for which the carrying amount was $111.4 million. The Company's credit exposures are well diversified in these markets including banking and beverage companies.
     - $3.2 million of unrealized losses relating to the telecommunications/ cable/media industry, for which the carrying amount was $83.5 million. During 2003, the sector recovered somewhat due to a gradually improving economy and reduced investor concern with management decisions even though it remains challenged by over capacity. The Company's exposure is primarily focused in the largest and most financially secure companies in the sector.

     An analysis of the losses more than 12 months in duration of $9.9 million follows. There were $0.6 million in unrealized losses that are primarily related to interest rate movement or spread widening for other than credit-related reasons. Business and operating fundamentals are performing as expected. The remaining losses of $9.3 million as of December 31, 2003 included the following significant items:

     - $8.7 million of unrealized losses related to securities reviewed for impairment under the guidance proscribed by EITF 99-20. This category includes U.S. government-backed securities, principal protected securities and structured securities which did not have an adverse change in cash flows for which the carrying amount was $47.2 million.

     - The remaining unrealized losses totaling $0.6 million relate to a carrying amount of $9.0 million.

     The amortized cost and fair value of total fixed maturities for the year ended December 31, 2003 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                                      AMORTIZED         FAIR
     (MILLIONS)                                                         COST            VALUE
     --------------------------------------------------------------------------------------------
     Due to mature:
       One year or less                                             $       370.7   $       379.9
       After one year through five years                                  3,073.7         3,204.9
       After five years through ten years                                 3,385.5         3,533.7
       After ten years                                                    2,031.0         2,174.6
       Mortgage-backed securities                                         7,225.1         7,389.9
       Other asset-backed securities                                        993.4         1,011.5
       Less: fixed maturities securities pledged to creditors               117.7           120.2
     --------------------------------------------------------------------------------------------
       Fixed maturities                                             $    16,961.7   $    17,574.3
     ============================================================================================

     At December 31, 2003 and 2002, fixed maturities with carrying values of $11.2 million and $10.5 million, respectively, were on deposit as required by regulatory authorities.

     The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 2003 or 2002.

     The Company has various categories of CMOs that are subject to different degrees of risk from changes in interest rates and, for CMOs that are not agency-backed, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 2003 and 2002, approximately 2.8% and 5.5%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest-only or principal-only strips).

     Investments in equity securities as of December 31 were as follows:

     (MILLIONS)                                        2003             2002
     --------------------------------------------------------------------------
     Amortized cost                                  $    146.5      $    238.3
     Gross unrealized gains                                 9.4              --
     Gross unrealized losses                                 --             2.9
     --------------------------------------------------------------------------
     Fair value                                      $    155.9      $    235.4
     ==========================================================================

     Beginning in April 2001, the Company entered into reverse dollar repurchase agreement ("dollar rolls") and reverse repurchase agreement transactions to increase its return on investments and improve liquidity. These transactions involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The dollar rolls and reverse repurchase agreements are accounted for as short-term collateralized financings and the repurchase obligation is reported as borrowed money in "Other Liabilities" on the Consolidated Balance Sheets. The repurchase obligation totaled $1.5 billion and $1.3 billion at December 31, 2003 and 2002, respectively. The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract.
     The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments, an amount that was not material at December 31, 2003. The Company believes the counterparties to the dollar roll and reverse repurchase agreements are financially responsible and that the counterparty risk is immaterial.

     IMPAIRMENTS

     During 2003, the Company determined that eighty-seven fixed maturities had other than temporary impairments. As a result, at December 31, 2003, the Company recognized a pre-tax loss of $94.4 million to reduce the carrying value of the fixed maturities to their combined fair value of $123.1 million. During 2002, the Company determined that fifty-six fixed maturities had other than temporary impairments. As a result, at December 31, 2002, the Company recognized a pre-tax loss of $106.4 million to reduce the carrying value of the fixed maturities to their combined fair value of $124.7 million. During 2001, the Company determined that fourteen fixed maturities had other than temporary impairments. As a result, at December 31, 2001, the Company recognized a pre-tax loss of $51.8 million to reduce the carrying value of the fixed maturities to their fair value of $10.5 million.

3.   FINANCIAL INSTRUMENTS

     ESTIMATED FAIR VALUE

     The following disclosures are made in accordance with the requirements of FAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS.
     FAS No. 107 requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument.

     FAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

     The following valuation methods and assumptions were used by the Company in estimating the fair value of the following financial instruments:

     FIXED MATURITIES: The fair values for the actively traded marketable bonds are determined based upon the quoted market prices. The fair values for marketable bonds without an active market are obtained through several commercial pricing services which provide the estimated fair values. Fair values of privately placed bonds are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond. Fair values for privately placed bonds are determined through consideration of factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company's evaluation of the borrower's ability to compete in their relevant market.

     EQUITY SECURITIES: Fair values of these securities are based upon quoted market value.

     MORTGAGE LOANS ON REAL ESTATE: The fair values for mortgage loans on real estate are estimated using discounted cash flow analyses and rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     CASH AND CASH EQUIVALENTS, SHORT-TERM INVESTMENTS AND POLICY LOANS: The carrying amounts for these assets approximate the assets' fair values.

     OTHER FINANCIAL INSTRUMENTS REPORTED AS ASSETS: The carrying amounts for these financial instruments (primarily premiums and other accounts receivable and accrued investment income) approximate those assets' fair values.

     INVESTMENT CONTRACT LIABILITIES (INCLUDED IN OTHER POLICYHOLDERS' FUNDS):

     WITH A FIXED MATURITY: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

     WITHOUT A FIXED MATURITY: Fair value is estimated as the amount payable to the policyholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

     The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 2003 and 2002 were as follows:

                                                                        2003                          2002
                                                            ---------------------------   ---------------------------
                                                              CARRYING        FAIR          CARRYING        FAIR
     (MILLIONS)                                                VALUE          VALUE          VALUE          VALUE
     ----------------------------------------------------------------------------------------------------------------
     Assets:
       Fixed maturity securities                            $   17,574.3   $   17,574.3   $   15,767.0   $   15,767.0
       Equity securities                                           155.9          155.9          235.4          235.4
       Mortgage loans                                              754.5          798.5          576.6          632.6
       Policy loans                                                270.3          270.3          296.3          296.3
       Short term investments                                        1.0            1.0            6.2            6.2
       Cash and cash equivalents                                    57.8           57.8           65.4           65.4
     Liabilities:
       Investment contract liabilities:
         With a fixed maturity                                   1,056.4        1,067.8        1,129.8        1,122.8
         Without a fixed maturity                               12,152.5       12,116.4       10,783.6       10,733.8
     ----------------------------------------------------------------------------------------------------------------

     Fair value estimates are made at a specific point in time, based on available market information and judgments about various financial instruments, such as estimates of timing and amounts of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instruments. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

     DERIVATIVE FINANCIAL INSTRUMENTS

     INTEREST RATE FLOORS

     Interest rate floors are used to manage the interest rate risk in the Company's bond portfolio. Interest rate floors are purchased contracts that provide the Company with an annuity in a declining interest rate environment. The Company had no open interest rate floors at December 31, 2003 or 2002.

     INTEREST RATE CAPS

     Interest rate caps are used to manage the interest rate risk in the Company's bond portfolio. Interest rate caps are purchased contracts that provide the Company with an annuity in an increasing interest rate environment. The notional amount, carrying value and estimated fair value of the Company's open interest rate caps as of December 31, 2003 were $739.6 million, $8.2 million and $8.2 million, respectively. The notional amount, carrying value and estimated fair value of the Company's open interest rate caps as of December 31, 2002 were $256.4 million, $0.7 million and $0.7 million, respectively.

     INTEREST RATE SWAPS

     Interest rate swaps are used to manage the interest rate risk in the Company's bond portfolio and well as the Company's liabilities. Interest rate swaps represent contracts that require the exchange of cash flows at regular interim periods, typically monthly or quarterly. The notional amount, carrying value and estimated fair value of the Company's open interest rate swaps as of December 31, 2003 were $950.0 million, $(14.4) million and $(14.4) million, respectively. The notional amount, carrying value and estimated fair value of the Company's open interest rate swaps as of December 31, 2002 were $400.0 million, $(6.8) million and $(6.8) million, respectively.

     FOREIGN EXCHANGE SWAPS

     Foreign exchange swaps are used to reduce the risk of a change in the value, yield or cash flow with respect to invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows for US dollar cash flows at regular interim periods, typically quarterly or semi-annually. The notional amount, carrying value and estimated fair value of the Company's open foreign exchange rate swaps as of December 31, 2003 were $78.1 million, $(12.8) million and $(12.8) million, respectively. The notional amount, carrying value and estimated fair value of the Company's open foreign exchange rate swaps as of December 31, 2002 were $49.4 million, $(0.5) million and $(0.5) million, respectively.

     EMBEDDED DERIVATIVES

     The Company also had investments in certain fixed maturity instruments that contain embedded derivatives, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The estimated fair value of the embedded derivatives within such securities as of December 31, 2003 and 2002 was $(3.7) million and $(1.4) million, respectively.

4.   NET INVESTMENT INCOME

     Sources of net investment income were as follows:

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
     (MILLIONS)                                               2003           2002           2001
     -----------------------------------------------------------------------------------------------
     Fixed maturities                                     $      946.2   $      964.1   $      887.2
     Nonredeemable preferred stock                                 9.9            3.9            1.5
     Investment in affiliated mutual funds                          --             --            7.2
     Mortgage loans                                               42.7           23.3            5.9
     Policy loans                                                  9.0            8.7            8.9
     Cash equivalents                                              1.7            1.7           18.2
     Other                                                        (1.0)          23.4           15.9
     -----------------------------------------------------------------------------------------------
     Gross investment income                                   1,008.5        1,025.1          944.8
     Less: investment expenses                                    89.4           65.6           56.4
     -----------------------------------------------------------------------------------------------
     Net investment income                                $      919.1   $      959.5   $      888.4
     ===============================================================================================

     Net investment income includes amounts allocable to experience rated contractholders of $783.3 million, $766.9 million and $704.2 million for the years-ended December 31, 2003, 2002 and 2001, respectively. Interest credited to contractholders is included in future policy benefits and claims reserves.

5.   DIVIDEND RESTRICTIONS AND SHAREHOLDER'S EQUITY

     In conjunction with the sale of Aetna, Inc. to ING AIH, the Company was restricted from paying any dividends to its parent for a two year period from the date of sale without prior approval by the Insurance Commissioner of the State of Connecticut. This restriction expired on December 13, 2002. The Company did not pay dividends to its parent in 2003, 2002 or 2001.

     The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from accounting principles generally accepted in the United States of America. Statutory net income (loss) was $67.5 million, $148.8 million, and $(92.3) million for the years ended December 31, 2003, 2002 and 2001, respectively. Statutory capital and surplus was $1,230.7 million and $1,006.0 million as of December 31, 2003 and 2002, respectively.

     As of December 31, 2003, the Company does not utilize any statutory accounting practices, which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

6.   CAPITAL GAINS AND LOSSES

     Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold. Net realized capital gains (losses) on investments were as follows:

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
     (MILLIONS)                                               2003           2002           2001
     -----------------------------------------------------------------------------------------------
     Fixed maturities                                     $       63.9   $      (97.5)  $      (20.6)
     Equity securities                                             0.6           (3.5)          (0.4)
     -----------------------------------------------------------------------------------------------
     Pretax realized capital gains (losses)               $       64.5   $     (101.0)  $      (21.0)
     ===============================================================================================
     After-tax realized capital gains (losses)            $       41.9   $      (58.3)  $      (13.7)
     ===============================================================================================

     Net realized capital gains of $43.9 million, $63.6 million and $117.0 million for the years ended December 31, 2003, 2002 and 2001, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Other policyholders' funds on the Consolidated Balance Sheets. Net unamortized gains allocable to experienced-rated contractholders were $213.7 million, $199.3 million and $172.7 million at December 31, 2003, 2002 and 2001, respectively.

     Proceeds from the sale of total fixed maturities and the related gross gains and losses (excluding those related to experience-related contractholders) were as follows:

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
     (MILLIONS)                                               2003           2002           2001
     -----------------------------------------------------------------------------------------------
     Proceeds on sales                                    $   12,812.5   $   13,265.2   $   15,338.5
     Gross gains                                                 291.9          276.7           57.0
     Gross losses                                                228.0          374.2           77.6
     -----------------------------------------------------------------------------------------------

     Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities including securities pledged to creditors and excluding those related to experience-rated contractholders) were as follows:

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
     (MILLIONS)                                               2003           2002           2001
     -----------------------------------------------------------------------------------------------
     Fixed maturities                                     $      (54.3)  $      104.8   $       24.0
     Equity securities                                            17.9           (1.6)           2.0
     Other investments                                            34.0           (8.3)           6.5
     -----------------------------------------------------------------------------------------------
          Subtotal                                                (2.4)          94.9           32.5
     Increase in deferred income taxes                            (0.9)          33.2           11.3
     -----------------------------------------------------------------------------------------------
     Net changes in accumulated other
       comprehensive income (loss)                        $       (1.5)  $       61.7   $       21.2
     ===============================================================================================

     Net unrealized capital gains allocable to experience-rated contracts of $491.5 million and $563.1 million at December 31, 2003 and 2002, respectively, are reflected on the Consolidated Balance Sheets in Other policyholders' funds and are not included in shareholder's equity. Shareholder's equity included the following accumulated other comprehensive income, which is net of amounts allocable to experience-rated contractholders:

                                                             AS OF          AS OF          AS OF
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
     (MILLIONS)                                               2003           2002           2001
     -----------------------------------------------------------------------------------------------
     Net unrealized capital gains (losses):
       Fixed maturities                                   $      108.5   $      162.8   $       58.0
       Equity securities                                          14.4           (3.5)          (1.9)
       Other investments                                          41.3            7.3           15.6
     -----------------------------------------------------------------------------------------------
                                                                 164.2          166.6           71.7
     -----------------------------------------------------------------------------------------------
     Less: deferred income taxes                                  57.4           58.3           25.1
     -----------------------------------------------------------------------------------------------
     Net accumulated other comprehensive income           $      106.8   $      108.3   $       46.6
     ===============================================================================================

     Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities, including securities pledged to creditors (excluding those related to experience-rated contractholders) were as follows:

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
     (MILLIONS)                                               2003           2002           2001
     -----------------------------------------------------------------------------------------------
     Unrealized holding gains (losses) arising
       during the year (1)                                $      (48.1)  $      127.4   $        8.3
     Less: reclassification adjustment for gains(losses)
       and other items included in net income (2)                (46.6)          65.7          (12.9)
     -----------------------------------------------------------------------------------------------
     Net unrealized gains (losses) on securities          $       (1.5)  $       61.7   $       21.2
     ===============================================================================================

     (1) Pretax unrealized holding gains (losses) arising during the year were $(74.0) million, $196.0 million and $12.7 million for the years ended December 31, 2003, 2002 and 2001, respectively.
     (2) Pretax reclassification adjustments for gains (losses) and other items included in net income were $(71.6) million, $101.1 million and $(19.8) million for the years ended December 31, 2003, 2002 and 2001, respectively.

7.   SEVERANCE

     In December 2001, ING announced its intentions to further integrate and streamline the U.S.-based operations of ING Americas (a business division of ING which includes the Company) in order to build a more customer-focused organization. During the first quarter of 2003, the Company performed a detailed analysis of its severance accrual. As part of this analysis, the Company corrected the initial planned number of people to eliminate from 580 to 515 (corrected from the 2002 Annual Report on Form 10-K) and extended the date of expected substantial completion for severance actions to June 30, 2003.

     Activity for the year ended December 31, 2003 within the severance liability and positions eliminated related to such actions were as follows:

                                                          SEVERANCE
     (MILLIONS)                                           LIABILITY     POSITIONS
     ----------------------------------------------------------------------------
     Balance at December 31, 2002                        $       9.2           75
     Actions taken                                               7.3           72
     ----------------------------------------------------------------------------
     Balance at December 31, 2003                        $       1.9            3
     ============================================================================

8.   INCOME TAXES

     The Company files a consolidated federal income tax return with its subsidiary, IICA. The Company has a tax allocation agreement with IICA whereby the Company charges its subsidiary for taxes it would have incurred were it not a member of the consolidated group and credits the member for losses at the statutory tax rate.

     Income taxes consist of the following:

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
     (MILLIONS)                                               2003           2002           2001
     -----------------------------------------------------------------------------------------------
     Current taxes (benefits):
       Federal                                            $      (13.7)  $       28.9   $        3.2
       State                                                       1.1            1.8            2.2
       Net realized capital gains                                 51.6           11.5           16.1
     -----------------------------------------------------------------------------------------------
         Total current taxes                                      39.0           42.2           21.5
     -----------------------------------------------------------------------------------------------
     Deferred taxes (benefits):
       Federal                                                    51.1           30.6           89.3
       Net realized capital losses                               (29.0)         (54.2)         (23.4)
     -----------------------------------------------------------------------------------------------
         Total deferred taxes (benefits)                          22.1          (23.6)          65.9
     -----------------------------------------------------------------------------------------------
         Total income tax expense                         $       61.1   $       18.6   $       87.4
     ===============================================================================================

     Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons:

                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
     (MILLIONS)                                               2003           2002           2001
     -----------------------------------------------------------------------------------------------
     Income before income taxes and cumulative
       effect of change in accounting principle           $      215.7   $       86.1   $      187.3
     Tax rate                                                       35%            35%            35%
     -----------------------------------------------------------------------------------------------
     Application of the tax rate                                  75.5           30.1           65.6
     Tax effect of:
       State income tax, net of federal benefit                    0.7            1.2            1.4
       Excludable dividends                                      (14.0)          (5.3)          (1.8)
       Goodwill amortization                                        --             --           21.6
       Transfer of mutual fund shares                               --           (6.7)            --
       Other, net                                                 (1.1)          (0.7)           0.6
     -----------------------------------------------------------------------------------------------
         Income taxes                                     $       61.1   $       18.6   $       87.4
     ===============================================================================================

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

     (MILLIONS)                                                              2003          2002
     -----------------------------------------------------------------------------------------------
     Deferred tax assets:
       Insurance reserves                                                $      263.7   $      234.5
       Unrealized gains allocable to experience rated contracts                 172.0          197.1
       Investments                                                               69.7          113.4
       Postretirement benefits                                                   30.2           29.5
       Deferred compensation                                                     56.0           58.6
       Other                                                                     19.7           19.5
     -----------------------------------------------------------------------------------------------
     Total gross assets                                                         611.3          652.6
     -----------------------------------------------------------------------------------------------

     Deferred tax liabilities:
       Value of business acquired                                               495.4          509.7
       Market discount                                                             --            4.1
       Net unrealized capital gains                                             236.4          263.8
       Depreciation                                                               0.2            3.8
       Deferred policy acquisition costs                                         59.2           29.2
       Other                                                                      4.8            5.1
     -----------------------------------------------------------------------------------------------
     Total gross liabilities                                                    796.0          815.7
     -----------------------------------------------------------------------------------------------
     Net deferred tax liability                                          $      184.7   $      163.1
     ===============================================================================================

     Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes.

     The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 2003. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.

     The Internal Revenue Service (the "Service") has completed examinations of the federal income tax returns of the Company through 1997. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1998 through 2000.

9.   BENEFIT PLANS

     DEFINED BENEFIT PLAN

     ING North America Insurance Corporation ("ING North America") sponsors the ING Americas Retirement Plan (the "Retirement Plan"), effective as of December 31, 2001. Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company's employees other than Company agents.

     The Retirement Plan is a tax-qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation ("PBGC"). As of January 1, 2002, each participant in the Retirement Plan (except for certain specified employees) earns a benefit under a final average compensation formula. Subsequent to December 31, 2001, ING North America is responsible for all Retirement Plan liabilities. The costs allocated to the Company for its employees' participation in the Retirement Plan were $15.1 million for 2003 and $6.4 million for 2002, respectively.

     DEFINED CONTRIBUTION PLANS

     ING North America sponsors the ING Savings Plan and ESOP (the "Savings Plan"). Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees, including but not limited to Career Agents (as defined below)) are eligible to participate, including the Company's employees other than Company agents. The Savings Plan is a tax-qualified profit sharing and stock bonus plan, which includes an employee stock ownership plan ("ESOP") component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. ING North America matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4-year graded vesting schedule (although certain specified participants are subject to a 5-year graded vesting schedule). All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. Pre-tax charges of operations of the Company for the Savings Plan were $7.1 million in 2003 and 2002.

     The Company sponsors the ING 401(k) Plan for ILIAC Agents (formerly the ING 401(k) Plan for ALIAC Agents, and originally named the Agents of Aetna Life Insurance and Annuity Company Incentive Savings Plan) (the "Agents 401(k) Plan"), which is a tax-qualified profit sharing plan. The Agents 401(k) Plan covers Career Agents (defined below) who meet certain requirements. Benefits under the Agents 401(k) Plan are not guaranteed by the PBGC. The Agents 401(k) Plan allows eligible participants to defer into the Agents 401(k) Plan a specified percentage of eligible earnings on a pre-tax basis. The Company matches such pre-tax contribution, at the rate of 50%, up to a maximum of 6% of eligible earnings. Effective January 1, 2002, all matching contributions are subject to a 4-year vesting schedule, except Career Agents who were credited with vesting service earned prior to January 1, 2002, are subject to a 3-year vesting schedule. All contributions made to the Agents 401(k) Plan are subject to certain limits imposed by applicable law. Pre-tax charges of operations of the Company for the Agents 401(k) Plan were $1.0 million in 2003 and $1.0 in 2002, respectively.

     NON-QUALIFIED RETIREMENT PLANS

     As of December 31, 2001, the Company, in conjunction with ING, offers certain eligible employees (excluding, among others, Career Agents (as defined below)) the Supplemental ING Retirement Plan for Aetna Financial Services and Aetna International Employees ("SERP"). The SERP is a non-qualified defined benefit pension plan, which means all benefits are payable from the general assets of the Company and ING. SERP benefits are not guaranteed by the PBGC. Benefit accruals under the SERP ceased effective as of December 31, 2001. Benefits under the SERP are determined based on an eligible employees years of service and such employee's average annual compensation for the highest five years during the last ten years of employment.

     Effective January 1, 2002, the Company, in conjunction with ING, offers certain employees (other than Career Agents) supplemental retirement benefits under the ING Americas Supplemental Executive Retirement Plan (the "Americas Supplemental Plan"). The Americas Supplemental Plan is a non-qualified defined benefit pension plan, which means all benefits are payable from the general assets of the Company and ING. Americas Supplemental Plan benefits are not guaranteed by the PBGC. Benefits under the Americas Supplemental Plan are based on the benefits formula contained in the Retirement Plan, but without taking into account the compensation and benefit limits imposed by applicable law. Any benefits payable from the Americas Supplemental Plan are reduced by the benefits payable to the eligible participant under the Retirement Plan.

     The Company, in conjunction with ING, sponsors the Pension Plan for Certain Producers of ING Life Insurance and Annuity Company (formerly the Pension Plan for Certain Producers of Aetna Life Insurance and Annuity Company) (the "Agents Non-Qualified Plan"), a non-qualified defined benefit pension plan. This plan covers certain full-time insurance salesmen who have entered into a career agent agreement with the Company and certain other individuals who meet the eligibility criteria specified in the plan ("Career Agents"). The Agents Non-Qualified Plan was terminated effective January 1, 2002. In connection with the termination, all benefit accruals ceased and all accrued benefits were frozen. Benefits under this plan are payable from the general assets of the Company and ING and are not guaranteed by the PBGC.

     The Company also sponsors the Producers' Incentive Savings Plan ("PIP"), which is a non-qualified deferred compensation plan for eligible Career Agents and certain other individuals who meet the eligibility criteria specified in the PIP. The PIP is unfunded, which means benefit payments are made from the general assets of the Company. PIP benefits are not guaranteed by the PBGC. Eligible PIP participants can defer either 4% or 5% of eligible earnings, depending on their commission level, which is 100% matched by the Company. Matching contributions are fully vested when contributed to the PIP. In addition, eligible PIP participants can contribute up to an additional 10% of eligible earnings, with no Company match on such contributions. Pretax charges of operations of the Company for the PIP were $0.6 million for 2003 and $0.9 million for 2002.

     The Company also sponsors the Producers' Deferred Compensation Plan ("DCP"), which is a non-qualified deferred compensation plan for eligible Career Agents and certain other individuals who meet the eligibility criteria specified in the DCP. The DCP is unfunded, which means benefit payments are made from the general assets of the Company. DCP benefits are not guaranteed by the PBGC. Eligible participants can defer up to 100% of eligible earnings, provided the election to defer is made within the applicable election period established by the Company. Amounts contributed to the DCP are not matched by the Company. DCP participants are 100% vested in amounts contributed to the DCP.

     The following tables summarize the benefit obligations and the funded status for the SERP and the Agents Non-Qualified Plan for the years ended December 31, 2003 and 2002:

     (MILLIONS)                                                               2003          2002
     ----------------------------------------------------------------------------------------------
     Change in Benefit Obligation:
       Defined Benefit Obligation, January 1                               $    106.8    $     95.3
       Service cost                                                                --            --
       Interest cost                                                              6.9           6.8
       Benefits paid                                                             (9.7)         (5.5)
       Plan adjustments                                                            --           4.5
       Actuarial (gain) loss on obligation                                       (2.4)          5.7
     ----------------------------------------------------------------------------------------------
     Defined Benefit Obligation, December 31                               $    101.6    $    106.8
     ==============================================================================================
     Funded status:
       Funded status at December 31                                        $   (101.6)   $   (106.8)
       Unrecognized past service cost                                             3.1           6.4
       Unrecognized net loss                                                      0.6           0.8
     ----------------------------------------------------------------------------------------------
     Net amount recognized                                                 $    (97.9)   $    (99.6)
     ==============================================================================================

     At December 31, 2003 and 2002, the accumulated benefit obligation was $97.2 million and $99.7 million, respectively.

     The weighted-average assumptions used in the measurement of the December 31, 2003 and 2002 benefit obligation for the Retirement Plan were as follows:

                                                                                2003           2002
     ----------------------------------------------------------------------------------------------
     Discount rate                                                               6.25%         6.75%
     Rate of compensation increase                                               3.75          3.75
     ----------------------------------------------------------------------------------------------

     Net periodic benefit costs for the years ended December31, 2003 and 2002 were as follows:

     (MILLIONS)                                                               2003         2002
     ----------------------------------------------------------------------------------------------
     Service cost                                                          $       --    $       --
     Interest cost                                                         $      6.9           6.8
     Net actuarial (gain) loss recognized in the year                             0.9            --
     Unrecognized past service cost recognized in year                            0.2          (0.3)
     The effect of any curtailment or settlement                                   --          (2.6)
     ----------------------------------------------------------------------------------------------
     Net periodic benefit cost                                             $      8.0    $      3.9
     ==============================================================================================

     POST-RETIREMENT BENEFITS

     In addition to providing pension benefits, the Company, in conjunction with ING, provides certain health care and life insurance benefits for retired employees and certain agents, including certain Career Agents. Generally, retired employees and eligible Career Agents pay a portion of the cost of these post-retirement benefits, usually based on their years of service with the Company. The amount a retiree or eligible Career Agent pays for such coverage is subject to change in the future.

     The following tables summarize the benefit obligations and the funded status for retired employees' and retired agents' post-retirement health care benefits over the years ended December 31, 2003 and 2002:

     (MILLIONS)                                                               2003          2002
     ----------------------------------------------------------------------------------------------
     Change in Benefit Obligation:
       Defined Benefit Obligation, January 1                               $     23.7    $     25.4
       Service cost                                                               0.8           0.5
       Interest cost                                                              1.7           1.5
       Benefits paid                                                             (1.3)         (1.2)
       Plan amendments                                                             --          (6.5)
       Actuarial loss on obligation                                               4.8           4.0
     ----------------------------------------------------------------------------------------------
       Defined Benefit Obligation, December 31                                   29.7          23.7

     Funded status:
       Funded status at December 31                                             (29.7)        (23.7)
       Unrecognized losses                                                        9.9           5.4
       Unrecognized past service cost                                            (3.2)         (3.6)
     ----------------------------------------------------------------------------------------------
     Net amount recognized                                                 $    (23.0)   $    (21.9)
     ==============================================================================================

     The medical health care trend rate was 10% for 2004, gradually decreasing to 5.0% by 2009. Increasing the health care trend by 1% would increase the benefit obligation by $3.3 million as of December 31, 2003. Decreasing the health care trend rate by 1% would decrease the benefit obligation by $2.9 million as of December 31, 2003.

     Net periodic benefit costs were as follows:

     (Millions)                                                               2003          2002
     ----------------------------------------------------------------------------------------------
     Service cost                                                          $      0.8    $      0.5
     Interest cost                                                                1.7           1.5
     Net actuarial loss recognized in the year                                    0.4            --
     Past service cost--unrecognized psc recognized in year                        --          (2.9)
     Past service cost--recognized this year                                     (0.5)           --
     ----------------------------------------------------------------------------------------------
     Net periodic benefit cost                                             $      2.4    $     (0.9)
     ==============================================================================================

10.  RELATED PARTY TRANSACTIONS

     INVESTMENT ADVISORY AND OTHER FEES

     ILIAC serves as investment advisor to certain variable funds used in Company products (collectively, the "Company Funds"). The Company Funds pay ILIAC, as investment advisor, a daily fee which, on an annual basis, ranged, depending on the Fund, from 0.5% to 1.0% of their average daily net assets. Each of the Company Funds managed by ILIAC are subadvised by investment advisors, in which case ILIAC pays a subadvisory fee to the investment advisors, which may include affiliates. The Company is also compensated by the separate accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the separate accounts pay the Company a daily fee, which, on an annual basis is, depending on the product, up to 3.4% of their average daily net assets. The amount of compensation and fees received from affiliated mutual funds and separate accounts, amounted to $201.4 million (excludes fees paid to Aeltus), $391.8 million (includes fees paid to Aeltus through February 28, 2002 when IA Holdco, Aeltus' parent, ceased to be a subsidiary of ILIAC) and $421.7 million in 2003, 2002 and 2001, respectively.

     RECIPROCAL LOAN AGREEMENT

     ILIAC maintains a reciprocal loan agreement with ING AIH, an indirect wholly-owned subsidiary of ING and affiliate to ILIAC, to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which became effective in June 2001 and expires on April 1, 2011, ILIAC and ING AIH can borrow up to 3% of ILIAC's statutory admitted assets as of the preceding December 31 from one another. Interest on any ILIAC borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, ILIAC incurred interest expense of $0.1 million for the years ended December 31, 2003, 2002 and 2001, respectively, and earned interest income of $0.9 million, $2.1 million and $3.3 million for the years ended December 31, 2003, 2002 and 2001, respectively. At December 31, 2003, ILIAC had a $41.4 million receivable from ING AIH under this agreement. At December 2002, the Company had no receivables under this agreement.

     CAPITAL TRANSACTIONS

     In 2003, the Company received $230.0 million in cash capital contributions from Lion. In 2002, the Company received capital contributions in the form of investments in affiliated mutual funds of $164.3 million from HOLDCO.

     OTHER

     Premiums due and other receivables include $0.1 million due from affiliates at December 31, 2003 and 2002. Other liabilities include $92.3 million and $3.5 million due to affiliates for the years ended December 31, 2003 and 2002, respectively.

11.  REINSURANCE

     At December 31, 2003, the Company had reinsurance treaties with six unaffiliated reinsurers and one affiliated reinsurer covering a significant portion of the mortality risks and guaranteed death and living benefits under its variable contracts. The Company remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements.

     On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders.

     Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

     Effective December 31, 1988, the Company entered into a modified coinsurance reinsurance agreement ("MODCO") with Aetna Life Insurance Company ("Aetna Life"), (formerly an affiliate of the Company), in which substantially all of the nonparticipating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance arrangement to a coinsurance agreement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred. Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct individual life insurance business, with the exception of certain supplemental contracts with reserves of $63.8 million and $66.2 million as of December 31, 2003 and 2002, respectively, was sold to Lincoln.

     On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life, for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $20.4 million and $19.6 million were maintained for this contract as of December 31, 2003 and 2002, respectively.

     The effect of reinsurance on premiums and recoveries was as follows:

                                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
     (MILLIONS)                                                      2003          2002           2001
     ------------------------------------------------------------------------------------------------------
     Direct premiums                                             $       93.0   $       97.3   $      112.3
     Reinsurance assumed                                                 12.1            9.7            0.6
     Reinsurance ceded                                                    9.3            8.3           (1.3)
     ------------------------------------------------------------------------------------------------------
     Net premiums                                                        95.8           98.7          114.2
     ------------------------------------------------------------------------------------------------------
     Reinsurance recoveries                                      $      184.9   $      317.6   $      363.7
     ======================================================================================================

12.  COMMITMENTS AND CONTINGENT LIABILITIES

     LEASES

     For the years ended December 31, 2003, 2002 and 2001, rent expense for leases was $20.8 million, $18.1 million and $17.6 million, respectively. The future net minimum payments under noncancelable leases for the years ended December 31, 2004 through 2008 are estimated to be $17.2 million, $16.1 million, $14.6 million, $13.1 million, and $0.7 million, respectively, and $0.1 million thereafter. The Company pays substantially all expenses associated with its leased and subleased office properties. Expenses not paid directly by the Company are paid for by an affiliate and allocated back to the Company.

     COMMITMENTS

     Through the normal course of investment operations, the Company commits to either purchase or sell securities, commercial mortgage loans or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 2003 and 2002, the Company had off-balance sheet commitments to purchase investments of $154.3 million with an estimated fair value of $154.3 million and $236.7 million with an estimated fair value of $236.7 million, respectively.

     LITIGATION

     The Company is a party to threatened or pending lawsuits arising from the normal conduct of business. Due to the climate in insurance and business litigation, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits will not have materially adverse effect on the Company's operations or financial position.

     OTHER REGULATORY MATTERS

     Like many financial services companies, certain U.S. affiliates of ING Groep N.V. have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING has cooperated fully with each request.

     In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. This internal review is being conducted by independent special counsel and auditors. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

     The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question. In each arrangement identified, ING has terminated the inappropriate trading, taken steps to discipline or terminate employees who were involved, and modified policies and procedures to deter inappropriate activity. While the review is not completed, management believes the activity identified does not represent a systemic problem in the businesses involved.

     These instances included agreements (initiated in 1998) that permitted one variable life insurance customer of Reliastar Life Insurance Company ("Reliastar") to engage in frequent trading, and to submit orders until 4pm Central Time, instead of 4pm Eastern Time. Reliastar was acquired by ING in 2000. The late trading arrangement was immediately terminated when current senior management became aware of it in 2002. ING believes that no profits were realized by the customer from the late trading aspect of the arrangement.

     In addition, the review has identified five arrangements that allowed frequent trading of funds within variable insurance products issued by Reliastar and by ING USA Annuity & Life Insurance Company; and in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds.

     ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any profits that accrued to any person who engaged in improper frequent trading for which ING is responsible. Management believes that the total amount of such reimbursements will not be material to ING or its U.S. business.

13.  SEGMENT INFORMATION

     The Company's realignment of Worksite Products and Individual Products operating segments into one reporting segment (USFS) is reflected in the restated summarized financial information for December 31, 2003 and 2002 in the table below. Effective with the third quarter of 2002, items that were previously not allocated back to USFS but reported in Other are now allocated to USFS and reported in the restated financial information for the periods ending December 31, 2003 and 2002.

     Summarized financial information for the Company's principal operations for December 31, were as follows:

                                                                                    NON-OPERATING SEGMENTS
                                                                 ----------------------------------------------------------
                                                                                  INVESTMENT
                                                                                  MANAGEMENT
     (MILLIONS)                                                    USFS (1)      SERVICES (2)     OTHER (3)       TOTAL
     ----------------------------------------------------------------------------------------------------------------------
     2003
     Revenues from external customers                            $      480.1    $         --   $         --   $      480.1
     Net investment income                                              919.1                                         919.1
     ----------------------------------------------------------------------------------------------------------------------
     Total revenue excluding net realized
       capital gains                                             $    1,399.2    $         --   $         --   $    1,399.2
     ======================================================================================================================
     Operating earnings (4)                                      $      112.7    $         --   $         --   $      112.7
     Net realized capital gains, net of tax                              41.9              --             --           41.9
     ----------------------------------------------------------------------------------------------------------------------
     Net income                                                  $      154.6    $         --   $         --   $      154.6
     ======================================================================================================================

     2002
     Revenues from external customers                            $      507.2    $       19.2   $       (9.5)  $      516.9
     Net investment income                                              959.2             0.2            0.1          959.5
     ----------------------------------------------------------------------------------------------------------------------
     Total revenue excluding net realized
       capital gains (losses)                                    $    1,466.4    $       19.4   $       (9.4)  $    1,476.4
     ======================================================================================================================
     Operating earnings (4)                                      $      121.1    $        4.7   $         --   $      125.8
     Cumulative effect of accounting change                      $   (2,412.1)             --             --       (2,412.1)
     Net realized capital losses, net of tax                            (58.3)             --             --          (58.3)
     ----------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                           $   (2,349.3)   $        4.7   $         --   $   (2,344.6)
     ======================================================================================================================

     (1) USFS includes deferred annuity contracts that fund defined contribution and deferred compensation plans, immediate annuity contracts; mutual funds; distribution services for annuities and mutual funds; programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and record-keeping services along with a variety of investment options; wrapper agreements containing certain benefit responsive guarantees that are entered into with retirement plans, whose assets are not invested with the Company; investment advisory services and pension plan administrative services. USFS also includes deferred and immediate annuity contracts, both qualified and nonqualified, that are sold to individuals and provide variable or fixed investment options or a combination of both.
     (2) Investment Management Services include: investment advisory services to affiliated and unaffiliated institutional and retail clients; underwriting; distribution for Company mutual funds and a former affiliate's separate ccounts; and trustee, administrative and other services to retirement plans. On February 28, 2002, IA Holdco and its subsidiaries, which comprised this segment, were distributed to HOLDCO (refer to Note 1).
     (3) Other includes consolidating adjustments between USFS and Investment Management Services.
     (4) Operating earnings is comprised of net income (loss) excluding net realized capital gains and losses. While operating earnings is the measure of profit or loss used by the Company's management when assessing performance or making operating decisions, it does not replace net income as a measure of profitability.

QUARTERLY DATA (UNAUDITED)

Restatement of Financial Information: During the quarterly period ended June 30, 2003, the Company incorrectly recorded investment income and realized capital gains related to Separate Accounts. The Company noted the effect of this error during the compilation of the December 31, 2003 financial statements and made the appropriate changes to the quarterly periods ended June 30, 2003 and September 30, 2003.

The following tables show the previously reported and restated amounts for each of the periods affected.

     AS REPORTED
     2003 (MILLIONS)                                                FIRST           SECOND         THIRD          FOURTH
     ----------------------------------------------------------------------------------------------------------------------
     Total revenue                                               $      359.2    $      383.6   $      362.4   $      358.5
     ----------------------------------------------------------------------------------------------------------------------
     Income from continuing operations
       before income taxes                                               17.5           111.5           33.2           53.5
     Income tax expense                                                   5.1            36.2            3.3           16.5
     ----------------------------------------------------------------------------------------------------------------------
     Income from continuing operations                                   12.4            75.3           29.9           37.0
     ----------------------------------------------------------------------------------------------------------------------
     Net income                                                  $       12.4    $       75.3   $       29.9   $       37.0
     ======================================================================================================================
     AS RESTATED
     2003 (MILLIONS)                                                FIRST           SECOND*        THIRD*         FOURTH
     ----------------------------------------------------------------------------------------------------------------------
     Total revenue                                               $      359.2    $      381.3   $      354.7   $      368.5
     ----------------------------------------------------------------------------------------------------------------------
     Income from continuing operations
       before income taxes                                               17.5           109.2           25.5           63.5
     Income tax expense                                                   5.1            35.4            0.6           20.0
     ----------------------------------------------------------------------------------------------------------------------
     Income from continuing operations                                   12.4            73.8           24.9           43.5
     ----------------------------------------------------------------------------------------------------------------------
     Net income                                                  $       12.4    $       73.8   $       24.9   $       43.5
     ======================================================================================================================
     2002 (MILLIONS)                                                FIRST           SECOND         THIRD          FOURTH
     ----------------------------------------------------------------------------------------------------------------------
     Total revenue                                               $      363.5    $      351.3   $      349.8   $      310.8
     ----------------------------------------------------------------------------------------------------------------------
     Income (loss) from continuing operations
       before income taxes                                               44.1            39.3          (23.1)          25.8
     Income tax expense (benefit)                                        15.2            12.9           (9.9)           0.4
     ----------------------------------------------------------------------------------------------------------------------
     Income (loss) from continuing operations                            28.9            26.4          (13.2)          25.4
     ----------------------------------------------------------------------------------------------------------------------
     Cumulative effect of change in accounting
       principle                                                     (2,412.1)             --             --             --
     ----------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                           $   (2,383.2)   $       26.4   $      (13.2)  $       25.4
     ======================================================================================================================

* Restated

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 INDEMNIFICATION

Section 33-779 of the Connecticut General Statutes (the "CGS") provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the CGS. Reference is hereby made to Section 33-771(e) of the CGS regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations. These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against "liability" (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or (2) a court has determined that indemnification is appropriate pursuant to Section 33-774. Under Section 33-775, the determination of and the authorization for indemnification are made (a) by the disinterested directors, as defined in Section 33-770(3); (b) by special counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify. Also, Section 33-772 with Section 33-776 provide that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he is or was a director, officer, employee, or agent of the corporation. Pursuant to Section 33-771(d), in the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

The statute does specifically authorize a corporation to procure indemnification insurance on behalf of an individual who was a director, officer, employee or agent of the corporation. Consistent with the statute, ING Groep N.V. maintains an umbrella insurance policy with an international insurer to cover errors and omissions, directors and officers, employment practices, fiduciary and fidelity. The policy covers ING Groep N.V. and any company in which ING Groep N.V. has controlling interest of 50% or more. This would encompass the principal underwriter as well as the depositor.

Section 20 of the ING Financial Advisers, LLC Limited Liability Company Agreement provides that ING Financial Advisers, LLC will indemnify certain persons against any loss, damage, claim or expenses (including legal fees) incurred by such person if he is made a party or is threatened to be made a party to a suit or proceeding because he was a member, officer, director, employee or agent of ING Financial Advisers, LLC, as long as he acted in good faith on behalf of ING Financial Advisers, LLC and in a manner reasonably believed to be within the scope of his authority. An additional condition requires that no person shall be entitled to indemnify if his loss, damage, claim or expense was incurred by reason of his gross negligence or willful misconduct. This indemnity provision is authorized by and is consistent with Title 8, Section 145 of the General Corporation Law of the State of Delaware.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

ING Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 17 TO
                           THE REGISTRATION STATEMENT

This Post-Effective Amendment No. 17 to Registration Statement No. 33-76004 is comprised of the following papers and documents:

o   The facing sheet.
o One Prospectus for the AetnaVest and AetnaVest II Flexible Premium Variable Life Insurance Policy consisting of 58 pages

o   The undertaking to file reports
o   The undertaking pursuant to Rule 484
o   Indemnification
o Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940
o   The signatures
o   Written consents of the following persons:
          A.  Consent of Counsel (included as part of Exhibit No. 2 below)
          B.  Actuarial Consent (included as part of Exhibit No. 6 below)
          C. Consent of Independent Auditors (included as Exhibit No. 7 below) The following Exhibits:

        1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:
             (1)           Resolution establishing Variable Life Account B(1)
             (2)           Not Applicable
             (3)(i)        Master General Agent Agreement(1)
             (3)(ii)       Life Insurance General Agent Agreement(1)
             (3)(iii)      Broker Agreement(1)
             (3)(iv)       Life Insurance Broker-Dealer Agreement(1)
             (3)(v) Principal Underwriting Agreement effective as of November 17, 2000 between Aetna Life Insurance and Annuity Company and Aetna Investment Services, LLC(2)
             (4)           Not Applicable
             (5)(i)        AetnaVest I Policy (Policy No. 38899)(3)
             (5)(ii)       Endorsement (70279-97) to Policy No. 38899(4)
             (5)(iii) AetnaVest II Policy, including Term Rider (Policy No. 38899-90)(3)
             (5)(iv) Amendment Rider (70194-94) to AetnaVest I Policy (Policy No. 38899)(3)
             (5)(v) Amendment Rider (70195-94(NY)) to AetnaVest II Policy (Policy No. 38899-90)(3)
             (5)(vi)       Endorsements L-ENMCHGI-02 and L-ENCMCHGI-02 (Name
                           Change)(5)
             (6)(i) Restated Certificate of Incorporation (amended and restated as of January 1, 2002) of ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company)(6)
             (6)(ii) By-Laws restated as of January 1, 2002 of ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company)(6)
             (7)           Not Applicable
             (8)(i) Fund Participation Agreement dated as of May 1, 1998 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus

                           Investment Management, Inc.(7)
             (8)(ii) Amendment dated November 9, 1998 to Fund Participation Agreement dated as of May 1, 1998 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc.(8)
             (8)(iii) Second Amendment dated December 31, 1999 to Fund Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc.(9)
             (8)(iv) Third Amendment dated February 11, 2000 to Fund Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998 and December 31, 1999 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc.(10)
             (8)(v) Fourth Amendment dated May 1, 2000 to Fund Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998, December 31, 1999 and February 11, 2000 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc.(10)
             (8)(vi) Fifth Amendment dated February 27, 2001 to Fund Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998, December 31, 1999, February 11, 2000 and May 1, 2000 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc.(11)

             (8)(vii) Sixth Amendment dated as of June 19, 2001 to Fund Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998, December 31, 1999, February 11, 2000, May 1, 2000 and February 27, 2001 among Aetna Life Insurance and Annuity Company, Aeltus Investment Management, Inc. and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income shares, Aetna Balanced VP, Inc., Aetna GET Fund, on behalf of each of its series, Aetna Generations Portfolios, Inc., on behalf of each of its series, and Aetna Variable Portfolios, Inc., on behalf of each of its series(12)
             (8)(viii) Service Agreement dated as of May 1, 1998 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series(7)
             (8)(ix) Amendment dated November 4, 1998 to Service Agreement dated as of May 1, 1998 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series(8)
             (8)(x) Second Amendment dated February 11, 2000 to Service Agreement dated as of May 1, 1998 and amended on November 4, 1998 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series(10)
             (8)(xi) Third Amendment dated May 1, 2000 to Service Agreement dated as of May 1, 1998 and amended on November 4, 1998 and February 11, 2000 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series(10)
             (8)(xii) Fourth Amendment dated as of June 26, 2001 to Service Agreement with Investment Advisor effective as of May 1, 1998, as amended on November 4, 1998, February 11, 2000 and May 1, 2000 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company(12)

             (8)(xiii) Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996
                           between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation(13)
             (8)(xiv) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation(14)
             (8)(xv) Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1,
                           1997 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation(15)
             (8)(xvi) Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997
                           and November 6, 1997 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation(7)
             (8)(xvii) Eighth Amendment dated December 1, 1999 to Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997,
                           November 6, 1997 and May 1, 1998 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation(9)
             (8)(xviii) Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996
                           between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation(13)
             (8)(xix) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, and March 1, 1996 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation(14)
             (8)(xx) Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation(16)
             (8)(xxi)      Seventh Amendment dated as of May 1, 1998 to the Fund

                           Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997
                           and January 20, 1998 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation(7)
             (8)(xxii) Eighth Amendment dated December 1, 1999 to Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997,
                           January 20, 1998 and May 1, 1998 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation(9)
             (8)(xxiii) Service Agreement dated as of November 1, 1995 between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company(17)
             (8)(xxiv) Amendment dated January 1, 1997 to Service Agreement dated as of November 1, 1995 between Aetna Life Insurance and Annuity Company and Fidelity Investments Institutional Operations Company(14)
             (8)(xxv) Service Contract dated May 2, 1997 between Fidelity Distributors Corporation and Aetna Life Insurance and Annuity Company(8)
             (8)(xxvi) Fund Participation Agreement dated December 8, 1997 among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation(18)
             (8)(xxvii) Amendment dated October 12, 1998 to Fund Participation Agreement dated December 8, 1997 among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation(8)
             (8)(xxviii) Second Amendment dated December 1, 1999 to Fund Participation Agreement dated December 8, 1997 and amended on October 12, 1998 among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation(9)
             (8)(xxix) Amendment dated August 1, 2000 to Fund Participation Agreement dated December 8, 1997 and amended on October 12, 1998 and December 1, 1999 among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation(19)
             (8)(xxx) Letter Agreement dated December 7, 2001 between Janus and Aetna Life Insurance and Annuity Company reflecting evidence of a new Fund Participation Agreement with the same terms as the current Fund Participation Agreement except with a new effective date of March 28, 2002(20)
             (8)(xxxi) Service Agreement dated December 8, 1997 between Janus Capital Corporation and Aetna Life Insurance and Annuity Company(18)
             (8)(xxxii) First Amendment dated as of August 1, 2000 to Service Agreement dated December 8, 1997 between Janus Capital Corporation and Aetna Life Insurance and Annuity Company(19)
             (8)(xxxiii) Distribution and Shareholder Services Agreement - Service Shares of

                           Janus Aspen Series (for Insurance Companies) dated August 1, 2000 between Janus Distributors, Inc. and Aetna Life Insurance and Annuity Company(19)
             (8)(xxxiv) Letter Agreement dated October 19, 2001 between Janus and Aetna Life Insurance and Annuity Company reflecting evidence of a new Distribution and Shareholder Service Agreement with the same terms as the current Distribution and Shareholder Service Agreement except with a new effective date of March 28, 2002(20)
             (8)(xxxv) Fund Participation Agreement dated March 11, 1997 between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(21)
             (8)(xxxvi) First Amendment dated December 1, 1999 to Fund Participation Agreement dated March 11, 1997 between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(9)
             (8)(xxxvii) Service Agreement effective as of March 11, 1997 between Oppenheimer Funds, Inc. and Aetna Life Insurance and Annuity Company(21)
             (8)(xxxviii)  Participation Agreement dated as of November 28, 2001 among Portfolio Partners, Inc., Aetna Life Insurance and Annuity Company and Aetna Investment Services, LLC(20)
             (8)(xxxix) Amendment dated March 5, 2002 between Portfolio Partners, Inc. (to be renamed ING Partners, Inc. effective May 1, 2002), Aetna Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity Company effective May 1, 2002) and Aetna Investment Services LLC (to be renamed ING Financial Advisers, LLC) to Participation Agreement dated November 28, 2001(20)
             (8)(xxxx) Amendment dated May 1, 2003 between ING Partners, INC., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC to the Participation Agreement dated as of November 28, 2001 and subsequently amended on March 5, 2002(23)
             (8)(xxxxi) Shareholder Servicing Agreement (Service Class Shares) dated as of November 27, 2001 between Portfolio Partners, Inc. and Aetna Life Insurance and Annuity Company(20)
             (8)(xxxxii) Amendment dated March 5, 2002 between Portfolio Partners, Inc. (to be renamed ING Partners, Inc. effective May 1, 2002) and Aetna Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity Company effective May 1, 2002) to the Shareholder Servicing Agreement dated November 27, 2001(20) (8)(xxxxiii) Amendment dated May 1, 2003 by and between ING Partners, Inc. and ING Life Insurance and Annuity Company to the Shareholder Servicing Agreement (Service Class Shares) dated November 27, 2001, as amended on March 5, 2002(23)
             (9)           Not Applicable

             (10)(i)       Application (70059-96)(22)

             (10)(ii)      Application (70059-96ZNY)(22)

             (10)(iii)     Application Supplement (70268-97 (3/98))(22)

       2.    Opinion and Consent of Counsel
       3.    Not Applicable
       4.    Not Applicable
       5.    Not Applicable
       6.    Actuarial Opinion and Consent
       7.    (a)   Consent of Independent Auditors - Ernst & Young LLP
                   (Atlanta)
             (b)   Consent of Independent Auditors - Ernst & Young LLP (Fort
                   Wayne)
       8.    (a)   Copy of Power of Attorney(24)
             (b)   Certificate of Resolution Authorizing Signature by Power of
                   Attorney(25)


1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed on February 16, 1996.
2. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-49176), as filed on November 30, 2000.
3. Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form S-6 (File No. 33-76004), as filed on April 22, 1997.
4. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form S-6 (File No. 33-76004), as filed on July 14, 1997.
5. Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form S-6 (File No. 33-75248), as filed on April 26, 2002.
6. Incorporated by reference to ING Life Insurance and Annuity Company annual report on Form 10-K (File No. 33-23376), as filed on March 28, 2002.
7. Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297) as filed on June 8, 1998.
8. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed on December 14, 1998.
9. Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 16, 2000.
10. Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2000.
11. Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 13, 2001.
12. Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 33-75988), as filed on April 13, 2004.
13. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 11, 1997.
14. Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed on September 29, 1997.
15. Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 9, 1998.
16. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed on February 24, 1998.
17. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed on June 28, 1996.
18. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed on December 31, 1997.
19. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-4 (File No. 333-01107), as filed on August 14, 2000.
20. Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-75962), as filed on April 8, 2002. 21. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed on April 16, 1997.
22. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 33-64277), as filed on February 25, 1998.
23. Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-4 (File No. 33-75988), as filed on April 10, 2003.
24. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-2 of ING Life Insurance and Annuity Company (File No. 333-104456), as filed on April 5, 2004.
25. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 33-75986), as filed on April 12, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of ING Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form S-6 (File No. 33-76004) and has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 28th day of April, 2004.

                                        VARIABLE LIFE ACCOUNT B OF
                                        ING LIFE INSURANCE AND ANNUITY
                                        COMPANY
                                          (Registrant)

                                         By:  ING LIFE INSURANCE AND ANNUITY
                                              COMPANY
                                               (Depositor)

                                         By:  Keith Gubbay*
                                             ----------------------------------
                                              Keith Gubbay
                                              President
                                              (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature                   Title                                       Date

Keith Gubbay*               Director and President                   )
--------------------------
Keith Gubbay                (principal executive officer)            )

                                                                     )
Thomas J. McInerney*        Director                                 )  April
--------------------------
Thomas J. McInerney                                                  )  28, 2004

                                                                     )
Kathleen A. Murphy*         Director                                 )
--------------------------
Kathleen A. Murphy                                                   )

                                                                     )
Jacques de Vaucleroy*       Director                                 )
--------------------------
Jacques de Vaucleroy                                                 )

                                                                     )
David Wheat*                Director and Chief Financial Officer     )
---------------------------
David Wheat                 (principal accounting officer)           )



By:  /s/ J. Neil McMurdie
     --------------------------------
      J. Neil McMurdie
      *Attorney-in-Fact

                             VARIABLE LIFE ACCOUNT B
                                  EXHIBIT INDEX

Exhibit  No.     Exhibit
-----------      -------

99-2             Opinion and Consent of Counsel
                                                                                                       --------------

99-6             Actuarial Opinion and Consent
                                                                                                       --------------

99-7(a)          Consent of Independent Auditors - Ernst & Young LLP (Atlanta)
                                                                                                       --------------

99-7(b)          Consent of Independent Auditors - Ernst & Young LLP (Fort Wayne)
                                                                                                       --------------